UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUN    06.30.16

ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 5, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund (the “Fund”), for the annual reporting period ended June 30, 2016. Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

Investment Objective and Policies

The Fund’s investment objective is to earn capital gains. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

Although the Fund primarily invests in large-cap stocks, it may also invest in the stocks of mid-capitalization companies, which the Adviser defines, with respect to the Fund, as companies that have market capitalizations of $3 billion to $5 billion (“mid-cap”). Mid-cap stocks may be more volatile and less liquid than large-cap stocks.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar

AB CONCENTRATED GROWTH FUND •	1

investment mandates to the Fund, although some may have different investment policies and sales and management fees and fund expenses.

All share classes of the Fund underperformed the benchmark and the Lipper Average for the 12-month period, before sales charges. Top absolute contributors to performance included ADP, Hershey and Precision Castparts. Sector selection was negative. While an underweight in the financials and energy sectors helped performance, this was offset by underweights in the staples, utilities and telecommunications sectors, relative to the benchmark. While stock selection within consumer staples and materials was positive, this was offset by negative security selection within consumer discretionary and technology. Top absolute detractors included Sensata Technologies, Ralph Lauren and Abbott Laboratories. This underperformance has been driven by value performing significantly better than growth, health care not acting as defensively as it should and internationally exposed companies underperforming domestically oriented companies.

All share classes of the Fund underperformed the benchmark and the Lipper Average for the six-month period, before sales charges. Top absolute contributors to performance included Hershey, ADP and Yum! Brands. Sector and stock selection were negative. Top absolute detractors included Ralph Lauren, Charles Schwab and Sensata Technologies. Two themes that worked exceptionally well in the six-month period—stocks with robust dividend yields and cyclical shares. This hurt performance, as the Fund was meaningfully underweight the six best performing sectors and overweight the four sectors that have lagged. This was more a function of investing where the growth is, rather than a sector allocation decision.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

While equity markets posted positive returns during the six- and 12-month periods, volatility emerged. In this environment, the Fund’s Senior Investment Management Team (the “Team”) remained focused on sustainably growing the underlying earnings power of the Fund. With improving gross domestic product, robust job gains and strengthening wages, the Team believes the prospects for the US economy remain promising. In the Team’s view, this economic growth should drive continued, but potentially more modest, earnings growth over time. That said, the Team believes a selective investment approach is more appropriate, especially if margin gains are more limited in the next couple of years. The Team believes the Fund is well positioned for the current environment.

2	• AB CONCENTRATED GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB CONCENTRATED GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Concentrated Growth Fund
Class A	-4.30%	-6.38%

Class C	-4.66%	-7.10%

Advisor Class*	-4.21%	-6.16%

Class R*	-4.43%	-6.62%

Class K*	-4.30%	-6.38%

Class I*	-4.17%	-6.12%

Class Z*	-4.17%	-6.12%

S&P 500 Index	3.84%	3.99%

Lipper Multi-Cap Growth Funds Average	-2.16%	-4.43%

*    These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/30/06 TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated Growth Fund Advisor Class shares (from 6/30/2006 to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB CONCENTRATED GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.38%	-10.37%
Since Inception*	4.54%	2.62%

Class C Shares
1 Year	-7.10%	-8.00%
Since Inception*	3.77%	3.77%

Advisor Class Shares†
1 Year	-6.16%	-6.16%
5 Years	11.63%	11.63%
10 Years	7.17%	7.17%

Class R Shares†
1 Year	-6.62%	-6.62%
Since Inception*	4.27%	4.27%

Class K Shares†
1 Year	-6.38%	-6.38%
Since Inception*	4.54%	4.54%

Class I Shares†
1 Year	-6.12%	-6.12%
Since Inception*	4.82%	4.82%

Class Z Shares†
1 Year	-6.12%	-6.12%
Since Inception*	4.79%	4.79%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.14%, 1.12%, 1.60%, 1.35%, 1.09% and 1.08% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 2/28/2014.

†	These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-10.37%
Since Inception*	2.62%

Class C Shares
1 Year	-8.00%
Since Inception*	3.77%

Advisor Class Shares†
1 Year	-6.16%
5 Years	11.63%
10 Years	7.17%

Class R Shares†
1 Year	-6.62%
Since Inception*	4.27%

Class K Shares†
1 Year	-6.38%
Since Inception*	4.54%

Class I Shares†
1 Year	-6.12%
Since Inception*	4.82%

Class Z Shares†
1 Year	-6.12%
Since Inception*	4.79%

*	Inception date: 2/28/2014.

†	These share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB CONCENTRATED GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$957.00	$6.13	1.26%
Hypothetical**	$1,000	$1,018.60	$6.32	1.26%
Class C
Actual	$1,000	$953.40	$9.76	2.01%
Hypothetical**	$1,000	$1,014.87	$10.07	2.01%
Advisor Class
Actual	$1,000	$957.90	$4.97	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class R
Actual	$1,000	$955.70	$7.29	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Class K
Actual	$1,000	$957.00	$6.08	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class I
Actual	$1,000	$958.30	$4.82	0.99%
Hypothetical**	$1,000	$1,019.94	$4.97	0.99%
Class Z
Actual	$1,000	$958.30	$4.77	0.98%
Hypothetical**	$1,000	$1,019.99	$4.92	0.98%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

8	• AB CONCENTRATED GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $322.8

TEN LARGEST HOLDINGS†

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Amphenol Corp. – Class A	$23,027,340	7.1%
Quintiles Transnational Holdings, Inc.	22,847,760	7.1
Automatic Data Processing, Inc.	22,227,028	6.9
Abbott Laboratories	21,531,934	6.7
Priceline Group, Inc. (The)	21,046,944	6.5
Ecolab, Inc.	20,069,018	6.2
MasterCard, Inc. – Class A	19,414,500	6.0
Verisk Analytics, Inc. – Class A	15,867,518	4.9
Yum! Brands, Inc.	15,680,172	4.9
Hershey Co. (The)	15,638,922	4.8
	$197,351,136	61.1%

*	All data are as of June 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB CONCENTRATED GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 31.6%
Electronic Equipment, Instruments & Components – 7.1%
Amphenol Corp. – Class A	401,663	$23,027,340

Internet Software & Services – 4.8%
Alphabet, Inc. – Class C(a)	22,215	15,375,001

IT Services – 12.9%
Automatic Data Processing, Inc.	241,940	22,227,028
MasterCard, Inc. – Class A	220,469	19,414,500

		41,641,528

Software – 2.1%
ANSYS, Inc.(a)	76,038	6,900,449

Technology Hardware, Storage & Peripherals – 4.7%
Apple, Inc.	158,507	15,153,269

		102,097,587

Health Care – 23.3%
Biotechnology – 4.7%
Celgene Corp.(a)	155,368	15,323,946

Health Care Equipment & Supplies – 6.7%
Abbott Laboratories	547,747	21,531,934

Life Sciences Tools & Services – 7.1%
Quintiles Transnational Holdings, Inc.(a)	349,782	22,847,760

Pharmaceuticals – 4.8%
Zoetis, Inc.	328,015	15,567,592

		75,271,232

Consumer Discretionary – 23.2%
Auto Components – 4.8%
Delphi Automotive PLC	246,730	15,445,298

Hotels, Restaurants & Leisure – 7.8%
Chipotle Mexican Grill, Inc. – Class A(a)	23,790	9,581,660
Yum! Brands, Inc.	189,100	15,680,172

		25,261,832

Internet & Catalog Retail – 6.5%
Priceline Group, Inc. (The)(a)	16,859	21,046,944

Textiles, Apparel & Luxury Goods – 4.1%
VF Corp.	214,087	13,164,210

		74,918,284

Materials – 6.2%
Chemicals – 6.2%
Ecolab, Inc.	169,216	20,069,018

10	• AB CONCENTRATED GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.9%
Professional Services – 4.9%
Verisk Analytics, Inc. – Class A(a)	195,702	$15,867,518

Consumer Staples – 4.9%
Food Products – 4.9%
Hershey Co. (The)	137,800	15,638,922

Financials – 4.7%
Capital Markets – 4.7%
Charles Schwab Corp. (The)	598,435	15,146,390

Total Common Stocks (cost $320,159,322)		319,008,951

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(b)(c) (cost $3,772,379)	3,772,379	3,772,379

Total Investments – 100.0% (cost $323,931,701)		322,781,330
Other assets less liabilities – 0.0%		(18,661)

Net Assets – 100.0%		$322,762,669

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $320,159,322)	$319,008,951
Affiliated issuers (cost $3,772,379)	3,772,379
Receivable for investment securities sold	1,615,384
Receivable for capital stock sold	897,228
Dividends receivable	290,719

Total assets	325,584,661

Liabilities
Payable for investment securities purchased	1,775,393
Payable for capital stock redeemed	718,708
Advisory fee payable	170,368
Distribution fee payable	22,826
Administrative fee payable	16,765
Transfer Agent fee payable	6,348
Accrued expenses and other liabilities	111,584

Total liabilities	2,821,992

Net Assets	$322,762,669

Composition of Net Assets
Capital stock, at par	$1,235
Additional paid-in capital	329,245,307
Accumulated net investment loss	(1,556)
Accumulated net realized loss on investment transactions	(5,331,946)
Net unrealized depreciation on investments	(1,150,371)

$322,762,669

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,437,652	1,169,020	$26.04	*

C	$19,616,498	766,871	$25.58

Advisor	$227,787,358	8,701,367	$26.18

R	$33,419	1,291.24	$25.88

K	$99,230	3,811	$26.04

I	$24,711	942.95	$26.21

Z	$44,763,801	1,709,466	$26.19

*	The maximum offering price per share for Class A shares was $27.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• AB CONCENTRATED GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers	$3,370,089
Affiliated issuers	12,528	$3,382,617

Expenses
Advisory fee (see Note B)	2,600,268
Distribution fee—Class A	62,619
Distribution fee—Class C	178,546
Distribution fee—Class R	129
Distribution fee—Class K	195
Transfer agency—Class A	17,896
Transfer agency—Class C	12,387
Transfer agency—Advisor Class	158,746
Transfer agency—Class R	15
Transfer agency—Class K	39
Transfer agency—Class I	4
Transfer agency—Class Z	8,246
Custodian	122,937
Registration fees	121,722
Administrative	59,331
Legal	41,635
Audit and tax	37,846
Printing	35,418
Directors’ fees	21,937
Miscellaneous	15,557

Total expenses	3,495,473
Less: expenses waived and reimbursed by the Adviser (see Note B)	(47,910)

Net expenses		3,447,563

Net investment loss		(64,946)

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(1,084,373)
Net change in unrealized appreciation/depreciation of investments		(19,156,207)

Net loss on investment transactions		(20,240,580)

Net Decrease in Net Assets from Operations		$(20,305,526)

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(64,946)	$(249,344)
Net realized gain (loss) on investment transactions	(1,084,373)	7,671,365
Net change in unrealized appreciation/depreciation of investments	(19,156,207)	8,300,783

Net increase (decrease) in net assets from operations	(20,305,526)	15,722,804
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(628,838)	(96,573)
Class C	(574,644)	(80,799)
Advisor Class	(7,302,389)	(2,366,806)
Class R	(1,002)	(317)
Class K	(2,424)	(317)
Class I	(734)	(320)
Class Z	(1,294,334)	(874,981)
Capital Stock Transactions
Net increase	101,027,695	176,434,293

Total increase	70,917,804	188,736,984
Net Assets
Beginning of period	251,844,865	63,107,881

End of period (including accumulated net investment loss of ($1,556) and ($186,186), respectively)	$322,762,669	$251,844,865

See notes to financial statements.

14	• AB CONCENTRATED GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB CONCENTRATED GROWTH FUND •	15

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB CONCENTRATED GROWTH FUND •	17

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$319,008,951		$	– 0	–	$	– 0	–	$319,008,951
Short-Term Investments	3,772,379			– 0	–		– 0	–	3,772,379

Total Investments in Securities	322,781,330			– 0	–		– 0	–	322,781,330
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$322,781,330		$	– 0	–	$	– 0	–	$322,781,330

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

18	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest

AB CONCENTRATED GROWTH FUND •	19

Notes to Financial Statements

income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the management fee until October 31, 2016. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until October 31, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the year ended June 30, 2016, such waiver/reimbursement amounted to $47,602.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, the reimbursement for such services amounted to $59,331.

20	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,709 for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,666 from the sale of Class A shares and received $2,450 and $6,332 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such waiver amounted to $308. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$2,428	$141,113	$139,769	$3,772	$13

Brokerage commissions paid on investment transactions for the year ended June 30, 2016 amounted to $152,736, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25%

AB CONCENTRATED GROWTH FUND •	21

Notes to Financial Statements

of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $138,996, $-0- and $-0- for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$230,051,873		$141,227,762
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$324,686,738

Gross unrealized appreciation	$13,962,938
Gross unrealized depreciation	(15,868,346)

Net unrealized appreciation	$(1,905,408)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2016.

22	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

Class A
Shares sold	1,023,118	543,820	$27,881,994	$15,195,992

Shares issued in reinvestment of distributions	18,527	3,516	513,394	95,300

Shares redeemed	(354,535)	(67,557)	(9,281,867)	(1,910,660)

Net increase	687,110	479,779	$19,113,521	$13,380,632

Class C
Shares sold	535,050	378,795	$14,558,072	$10,464,660

Shares issued in reinvestment of distributions	18,795	2,804	513,848	75,566

Shares redeemed	(162,974)	(7,377)	(4,238,657)	(208,464)

Net increase	390,871	374,222	$10,833,263	$10,331,762

Advisor Class
Shares sold	5,982,902	6,238,315	$162,726,403	$172,690,899

Shares issued in reinvestment of distributions	237,527	84,367	6,610,381	2,290,571

Shares redeemed	(4,243,284)	(992,409)	(112,617,016)	(27,790,815)

Net increase	1,977,145	5,330,273	$56,719,768	$147,190,655

AB CONCENTRATED GROWTH FUND •	23

Notes to Financial Statements

	Shares				Amount
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2016		Year Ended June 30, 2015

Class R
Shares sold	864		– 0	–	$24,660			$–0	–

Shares issued in reinvestment of distributions	25		– 0	–(a)	684			– 0	–

Net increase	889		– 0	–	$25,344			$–0	–

Class K
Shares sold	3,768		– 0	–	$100,456		$	– 0	–

Shares issued in reinvestment of distributions	76		– 0	–(a)	2,106			– 0	–

Shares redeemed	(436)		– 0	–	(11,663)			– 0	–

Net increase	3,408		– 0	–	$90,899		$	– 0	–

Class I
Shares sold	521		– 0	–	$14,959		$	– 0	–

Shares issued in reinvestment of distributions	15		– 0	–(a)	413			– 0	–

Shares redeemed	– 0	–	(1,002,000)		– 0	–		(27,484,860)

Net increase (decrease)	536		(1,002,000)		$15,372			$(27,484,860)

Class Z
Shares sold	645,565		1,171,230		$17,935,419			$32,212,632

Shares issued in reinvestment of distributions	46,502		30,545		1,294,147			829,303

Shares redeemed	(183,880)		(899)		(5,000,038)			(25,831)

Net increase	508,187		1,200,876		$14,229,528			$33,016,104

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Non-Diversification Risk—The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any singe economic, political or regulatory occurrence.

24	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	2016			2015
Distributions paid from:
Ordinary income	$	– 0	–	$1,200,078
Net long-term capital gains		9,804,365		2,220,035

Total taxable distributions paid		$9,804,365		$3,420,113

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,578,465	)(a)
Unrealized appreciation/(depreciation)	(1,905,408	)(b)

Total accumulated earnings/(deficit)	$(6,483,873)

(a)

At June 30, 2016, the Fund had a qualified late-year ordinary loss deferral of $1,556, a post-October short-term capital loss deferral of $4,296,156 and a post-October long-term capital loss deferral of $280,753. These losses are deemed to arise on July 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund did not have any capital loss carryforwards.

AB CONCENTRATED GROWTH FUND •	25

Notes to Financial Statements

During the current fiscal period, permanent differences primarily due to the utilization of a net operating loss to offset capital gains, net operating losses disallowed and dividend overdistribution resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Stock Split

The Predecessor Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

At a meeting held on August 2-3, 2016, the Board of Directors of the Fund approved an amendment to the Fund’s investment objective and certain modifications to the investment strategies of the Fund. The following changes to the Fund’s investment objective and principal investment strategies, which do not require stockholder approval, will be effective on November 1, 2016: i) The Fund’s investment objective is long-term growth of capital and ii) While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion. Also effective November 1, 2016, the Fund will pay the Adviser an advisory fee at an annual rate of 0.80% of the Fund’s average daily net assets.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

26	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,		February 28, 2014(a) to June 30,
	2016	2015	2014

Net asset value, beginning of period	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,438	$13,785	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements	1.27%	1.39%	2.58	%^
Net investment loss(c)	(.19)%	(.37)%	(.20	)%^
Portfolio turnover rate	44%	23%	17%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,		February 28, 2014(a) to June 30, 2014
	2016	2015

Net asset value, beginning of period	$ 28.33	$ 26.20	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.25)	(.32)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.71)	3.24	1.40

Net increase (decrease) in net asset value from operations	(1.96)	2.92	1.35

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 25.58	$ 28.33	$ 26.20

Total Return
Total investment return based on net asset value(d)	(7.10)%	11.29%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,617	$10,652	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.99%	1.99%	1.99	%^
Expenses, before waivers/reimbursements	2.01%	2.14%	3.54	%^
Net investment loss(c)	(.94)%	(1.15)%	(.93	)%^
Portfolio turnover rate	44%	23%	17%

See footnote summary on page 33.

28	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	January 1, 2014 to, June 30, 2014(e)	Year Ended December 31,
2016	2015	2013	2012	2011

Net asset value, beginning of period	$ 28.69	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19	(f)

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.04)	(.01)	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	3.24	1.04	6.92	2.65	.20

Net increase (decrease) in net asset value from operations	(1.72)	3.20	1.03	6.89	2.59	.13

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	(.55)	– 0	–	– 0	–	– 0	–

Redemption Fees	– 0	–	– 0	–	– 0	–	.00	(g)	.00	(g)	.00	(g)

Net asset value, end of period	$ 26.18	$ 28.69	$ 26.28	$ 25.80	$ 18.91	$ 16.32

Total Return
Total investment return based on net asset value(d)	(6.16)%	12.34%	4.11%	36.44%	15.87%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227,787	$192,909	$36,630	$25,170	$18,433	$16,557
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99%	.99%	1.06	%^	1.23%	1.23%	1.32%
Expenses, before waivers/reimbursements	1.01%	1.12%	2.26	%^	1.90%	1.93%	2.01%
Net investment income (loss)(c)	.05%	(.13)%	(.06	)%^	(.14)%	(.30)%	(.42)%
Portfolio turnover rate	44%	23%	17%	42%	34%	37%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,		February 28, 2014(a) to June 30,
	2016	2015	2014

Net asset value, beginning of period	$ 28.51	$ 26.24	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.17)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.72)	3.23	1.42

Net increase (decrease) in net asset value from operations	(1.84)	3.06	1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 25.88	$ 28.51	$ 26.24

Total Return
Total investment return based on net asset value(d)	(6.62)%	11.82%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.49%	1.49	%^
Expenses, before waivers/reimbursements	1.50%	1.60%	2.79	%^
Net investment loss(c)	(.45)%	(.62)%	(.41	)%^
Portfolio turnover rate	44%	23%	17%

See footnote summary on page 33.

30	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,		February 28, 2014(a) to June 30,
	2016	2015	2014

Net asset value, beginning of period	$ 28.61	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.10)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	(1.78)	3.14	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 26.04	$ 28.61	$ 26.26

Total Return
Total investment return based on net asset value(d)	(6.38)%	12.12%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24%	1.24%	1.24	%^
Expenses, before waivers/reimbursements	1.24%	1.35%	2.58	%^
Net investment loss(c)	(.18)%	(.38)%	(.15	)%^
Portfolio turnover rate	44%	23%	17%

See footnote summary on page 33.

AB CONCENTRATED GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,		February 28, 2014(a) to June 30,
	2016	2015	2014

Net asset value, beginning of period	$ 28.71	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.73)	3.24	1.45

Net increase (decrease) in net asset value from operations	(1.71)	3.22	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 26.21	$ 28.71	$ 26.28

Total Return
Total investment return based on net asset value(d)	(6.12)%	12.42%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25	$12	$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	.99%	.99	%^
Expenses, before waivers/reimbursements	.98%	1.09%	1.95	%^
Net investment income (loss)(c)	.07%	(.07)%	(.27	)%^
Portfolio turnover rate	44%	23%	17%

See footnote summary on page 33.

32	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended June 30,		February 28, 2014(a) to June 30, 2014
	2016	2015

Net asset value, beginning of period	$ 28.69	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(1.73)	3.24	1.42

Net increase (decrease) in net asset value from operations	(1.71)	3.20	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.79)	– 0	–

Net asset value, end of period	$ 26.19	$ 28.69	$ 26.28

Total Return
Total investment return based on net asset value(d)	(6.12)%	12.34%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,764	$34,464	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96%	.99%	.99	%^
Expenses, before waivers/reimbursements	.96%	1.08%	2.25	%^
Net investment income (loss)(c)	.07%	(.15)%	.09	%^
Portfolio turnover rate	44%	23%	17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

(f)	The Predecessor Fund had a 10-1 stock split with ex and payable dates of May 2, 2011 (See Note I). The per share table has been adjusted for the earlier periods presented to reflect the stock split.

(g)	Amount is less than $0.005.

^	Annualized.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the

Shareholders of AB Concentrated Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated Growth Fund (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period January 1, 2014 to June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to January 1, 2014 were audited by other auditors whose report dated February 28, 2014 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Concentrated Growth Fund, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period January 1, 2014 to June 30, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

34	• AB CONCENTRATED GROWTH FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2016.

For such taxable period, the Fund designates $3,300,805 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB CONCENTRATED GROWTH FUND •	35

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James Tierney(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James Tierney.

36	• AB CONCENTRATED GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

AB CONCENTRATED GROWTH FUND •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 74 (2014)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

Michael J. Downey, ## 72 (2014)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

38	• AB CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

D. James Guzy, ## 80 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

AB CONCENTRATED GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 68 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

40	• AB CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

AB CONCENTRATED GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

42	• AB CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 77 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB CONCENTRATED GROWTH FUND •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

James Tierney, 49	Vice President	Senior Vice President of the Adviser and Chief Investment Officer of Concentrated US Growth since December 2013. Prior thereto, he was Chief Investment Officer of W.P. Stewart and Co. Ltd. (“WPS”) (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

44	• AB CONCENTRATED GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB CONCENTRATED GROWTH FUND •	45

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser for 2014. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2015 was not unreasonable.

46	• AB CONCENTRATED GROWTH FUND

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s pro forma contractual advisory fee rate reflecting a 20 basis point advisory fee waiver by the Adviser effective since March 1, 2014 against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. The directors also noted that the Adviser’s agreement to waive 20 basis points so the Fund’s net advisory fee would be 80 basis points expires on October 31, 2016. The directors discussed with the Adviser the potential for extending the existing advisory fee waiver agreement or making it permanent, and approved continuance of the

AB CONCENTRATED GROWTH FUND •	47

Advisory Agreement contingent on the Adviser either reducing the contractual fee to 80 basis points or agreeing to extend the waiver for at least another one year period when it expires on October 31, 2016.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

48	• AB CONCENTRATED GROWTH FUND

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB CONCENTRATED GROWTH FUND •	49

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Concentrated Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

50	• AB CONCENTRATED GROWTH FUND

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Concentrated Growth Fund	1.00% of average daily net assets	$363.7

	The Adviser has contractually agreed to waive 0.20% of its advisory fee effective until October 31, 2016.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $62,489 (0.042% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

AB CONCENTRATED GROWTH FUND •	51

Adviser upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Concentrated Growth Fund	Advisor	0.99%	0.96%	June 30
	Class A	1.24%	1.21%	(ratios as of
	Class C	1.99%	1.96%	December 31,
	Class R	1.49%	1.46%	2015)
	Class K	1.24%	1.21%
	Class I	0.99%	0.96%
	Class Z	0.99%	0.94%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

52	• AB CONCENTRATED GROWTH FUND

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.8

Portfolio	Net Assets 03/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Concentrated Growth Fund	$363.7	Concentrated U.S. Growth 0.80% on 1st $50 million 0.70% on next $50 million 0.60% on the balance Minimum Account Size: $50m	0.641%	0.800[9]

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Concentrated U.S. Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Concentrated Growth Fund	Concentrated U.S. Equity Portfolio
	Class A	1.60%
	Class I (Institutional)	0.80%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The advisory fee for the Portfolio reflects the 20 basis points advisory fee waiver.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB CONCENTRATED GROWTH FUND •	53

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EG of the Portfolio to include peers that had a similar but not the same Lipper investment classification/objective.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

54	• AB CONCENTRATED GROWTH FUND

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Concentrated Growth Fund[15]	1.000	0.766	13/14
pro-forma[16]	0.800	0.766	8/14

However, because Broadridge had expanded the EG of the Portfolio, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Total Expense Ratio (%)[18]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Concentrated Growth Fund[19],[20]	1.235	1.208	8/14	1.221	49/90

Based on this analysis, considering pro-forma information where available, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

15	The Portfolio’s EG includes the Portfolio, five other Multi-Cap Growth (“MLGE”) funds, and eight Large-Cap Growth (“LCGE”) funds.

16	Pro-forma contractual management fee reflects the Portfolio’s a 20 basis points advisory fee waiver, effective until October 31, 2016.

17	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year total expense ratio. The total expense ratio shown was estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratio estimated by Lipper and that of the Adviser on page 4.

19	The Portfolio’s EU includes the Portfolio, EG, and all other MLGE and LCGE funds, excluding outliers.

20	The Portfolio’s total expense ratio reflects the 20 basis points advisory fee waiver, since the waiver was in effect throughout the Portfolio’s fiscal year.

AB CONCENTRATED GROWTH FUND •	55

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio, and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $9,946, $56,233 and $930 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $26,746 in fees from the Portfolio.

56	• AB CONCENTRATED GROWTH FUND

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB CONCENTRATED GROWTH FUND •	57

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.21,22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance return and rankings24 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)25 for the period ended February 29, 2016.26

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance returns of the Portfolio were provided by Broadridge.

25	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

26	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

58	• AB CONCENTRATED GROWTH FUND

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Concentrated Growth Fund
1 year	-9.39	-7.75	-10.27	5/6	40/96

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)27 versus its benchmark.28 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

		Periods Ending February 29, 2016 Annualized Performance
	1	Since	Annualized		Risk Period (Year)
	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Concentrated Growth Fund	-9.39	3.07	12.08	-0.72	1
S&P 500 Index	-6.19	4.09	12.30	-0.44	1
Inception Date: February 28, 2014

CONCLUSION:

The Senior Officer recommended that the Directors consider discussing with the Adviser the extension of the advisory fee waiver. The Senior Officer also noted the Portfolio’s advisory fee schedule lacks potential for sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. The Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

27	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

28	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

29	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB CONCENTRATED GROWTH FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

60	• AB CONCENTRATED GROWTH FUND

AB Family of Funds

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CG-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB CONCENTRATED
INTERNATIONAL GROWTH
PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 9, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Concentrated International Growth Portfolio (the “Fund”), for the annual reporting period ended June 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser will employ an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors will include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund will invest in a relatively small number of individual stocks, generally 25 to 35 companies. In addition, the Fund is a non-diversified Fund as that term is defined in the Investment Company Act of 1940, which means that it may invest more of its assets in a smaller number of companies than a diversified fund. The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended June 30, 2016.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	1

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, top absolute contributors to performance included Genmab, Reckitt Benckiser and Hoshizaki. While sector and security selection were positive, currency selection detracted. An underweight in the financials sector helped performance, while security selection in the consumer discretionary sector detracted from performance, relative to the benchmark. Top absolute detractors included Lenovo, Hugo Boss and Vipshop.

During the six-month period, while security selection was positive, sector and currency selection detracted. Top absolute contributors to performance included Genmab, Reckitt Benckiser and Hoshizaki. Sector and stock selection were negative. Top absolute detractors included Lenovo, Azimut and Prudential.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

International equity markets posted negative returns during the six- and 12-month periods, and volatility emerged. In this environment, the Fund’s Senior Investment Management Team (the “Team”) remained focused on sustainably growing the underlying earnings power of the Fund. The Team believes the prospects for the global economy remain promising. In the Team’s view, this economic growth should drive continued, but potentially more modest, earnings growth over time. That said, the Team believes a selective investment approach is more appropriate, especially if margin gains are more limited in the next couple of years. The Team believes the Fund is well positioned for the current environment.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted market-capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Focused Portfolio/Non-Diversification Risk: Investing in a limited number of companies, or investing more of the Fund’s assets in a smaller number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Concentrated International Growth Portfolio
Class A	-8.14%	-13.39%

Class C	-8.51%	-13.93%

Advisor Class*	-8.03%	-13.13%

MSCI EAFE Index (net)	-4.42%	-10.16%

*    This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

4/15/15* TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Concentrated International Growth Fund Class A shares (from 4/15/2015* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/15/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-13.39%	-17.04%
Since Inception*	-12.91%	-15.96%

Class C Shares
1 Year	-13.93%	-14.79%
Since Inception*	-13.51%	-13.51%

Advisor Class Shares†
1 Year	-13.13%	-13.13%
Since Inception*	-12.69%	-12.69%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 18.01%, 18.73% and 17.75% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.30%, 2.05% and 1.05% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 4/15/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-17.04%
Since Inception*	-15.96%

Class C Shares
1 Year	-14.79%
Since Inception*	-13.51%

Advisor Class Shares†
1 Year	-13.13%
Since Inception*	-12.69%

*	Inception date: 4/15/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$918.60	$6.20	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class C
Actual	$1,000	$914.90	$9.76	2.05%
Hypothetical**	$1,000	$1,014.67	$10.27	2.05%
Advisor Class
Actual	$1,000	$919.70	$5.01	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

8	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1.7

*	All data are as of June 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Reckitt Benckiser Group PLC	$90,244	5.3%
ARM Holdings PLC	87,037	5.1
HDFC Bank Ltd. (ADR)	84,264	5.0
Assa Abloy AB – Class B	73,445	4.3
Roche Holding AG	71,247	4.2
Alibaba Group Holding Ltd. (Sponsored ADR)	69,986	4.1
ASML Holding NV	68,907	4.1
Genmab A/S	67,469	4.0
Prudential PLC	65,670	3.9
BT Group PLC	56,671	3.4
	$734,940	43.4%

*	Long-term investments.

10	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Information Technology – 23.1%
Electronic Equipment, Instruments & Components – 1.7%
Murata Manufacturing Co., Ltd.	260	$29,150

Internet Software & Services – 7.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	880	69,986
Tencent Holdings Ltd.	2,200	50,525

		120,511

IT Services – 2.9%
Worldpay Group PLC(a)(b)	13,629	49,605

Semiconductors & Semiconductor Equipment – 9.2%
ARM Holdings PLC	5,730	87,037
ASML Holding NV	700	68,907

		155,944

Technology Hardware, Storage & Peripherals – 2.2%
Lenovo Group Ltd.	60,000	36,470

		391,680

Consumer Staples – 15.5%
Beverages – 5.1%
SABMiller PLC (London)	920	53,653
Treasury Wine Estates Ltd.	4,850	33,702

		87,355

Household Products – 8.4%
Reckitt Benckiser Group PLC	900	90,244
Unicharm Corp.	2,300	51,676

		141,920

Personal Products – 2.0%
Kose Corp.	400	33,896

		263,171

Health Care – 15.5%
Biotechnology – 4.0%
Genmab A/S(a)	370	67,469

Health Care Equipment & Supplies – 1.9%
Coloplast A/S – Class B	440	32,936

Health Care Providers & Services – 2.2%
Fresenius SE & Co. KGaA	501	36,812

Pharmaceuticals – 7.4%
Novo Nordisk A/S – Class B	1,000	53,853
Roche Holding AG	270	71,247

		125,100

		262,317

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.0%
Auto Components – 2.2%
Continental AG	200	$37,845

Hotels, Restaurants & Leisure – 5.9%
Accor SA	1,340	51,344
Merlin Entertainments PLC(b)	8,290	48,819

		100,163

Multiline Retail – 2.5%
B&M European Value Retail SA	12,450	42,424

Textiles, Apparel & Luxury Goods – 2.4%
HUGO BOSS AG	710	40,365

		220,797

Industrials – 12.5%
Building Products – 4.3%
Assa Abloy AB – Class B	3,570	73,445

Electrical Equipment – 3.2%
Nidec Corp.	700	53,286

Machinery – 1.8%
FANUC Corp.	190	30,908

Trading Companies & Distributors – 3.2%
Ashtead Group PLC	3,737	53,379

		211,018

Financials – 11.2%
Banks – 5.0%
HDFC Bank Ltd. (ADR)	1,270	84,264

Capital Markets – 2.3%
Azimut Holding SpA	2,463	40,186

Insurance – 3.9%
Prudential PLC	3,870	65,670

		190,120

Materials – 4.2%
Chemicals – 1.1%
Essentra PLC	2,750	18,868

Construction Materials – 3.1%
CRH PLC (London)	1,780	52,196

		71,064

Telecommunication Services – 3.4%
Diversified Telecommunication Services – 3.4%
BT Group PLC	10,310	56,671

Total Common Stocks (cost $1,895,048)		1,666,838

12	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(c)(d) (cost $42,492)	42,492	$42,492

Total Investments – 100.9% (cost $1,937,540)		1,709,330
Other assets less liabilities – (0.9)%		(14,739)

Net Assets – 100.0%		$1,694,591

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate market value of these securities amounted to $98,424 or 5.8% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,895,048)	$1,666,838
Affiliated issuers (cost $42,492)	42,492
Foreign currencies, at value (cost $3,927)	3,900
Receivable due from Adviser	62,243
Dividends receivable	4,483

Total assets	1,779,956

Liabilities
Audit and tax fee payable	39,943
Custody fee payable	22,138
Legal fee payable	15,673
Printing fee payable	5,538
Transfer Agent fee payable	17
Distribution fee payable	9
Accrued expenses	2,047

Total liabilities	85,365

Net Assets	$1,694,591

Composition of Net Assets
Capital stock, at par	$20
Additional paid-in capital	1,996,502
Undistributed net investment income	10,921
Accumulated net realized loss on investment transactions	(84,433)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(228,419)

$1,694,591

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,462	1,000	$8.46	*

C	$8,386	1,000	$8.39

Advisor	$1,677,743	198,000	$8.47

*	The maximum offering price per share for Class A shares was $8.84 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,260)	$29,106
Affiliated issuers	148	$29,254

Expenses
Advisory fee (see Note B)	15,228
Distribution fee—Class A	22
Distribution fee—Class C	89
Transfer agency—Class C	5
Transfer agency—Advisor Class	110
Custodian	72,044
Administrative	66,763
Amortization of offering expenses	48,541
Audit and tax	43,245
Legal	29,906
Directors’ fees	21,937
Printing	6,775
Miscellaneous	9,519

Total expenses	314,184
Less: expenses waived and reimbursed by the Adviser (see Note B)	(295,262)

Net expenses		18,922

Net investment income		10,332

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(83,625)
Foreign currency transactions		(189)
Net change in unrealized appreciation/depreciation of:
Investments		(182,380)
Foreign currency denominated assets and liabilities		(229)

Net loss on investment and foreign currency transactions		(266,423)

Net Decrease in Net Assets from Operations		$(256,091)

See notes to financial statements.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2016	April 15, 2015(a) to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,332	$7,567
Net realized loss on investment transactions	(83,814)	(7,408)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(182,609)	(45,810)

Net decrease in net assets from operations	(256,091)	(45,651)
Dividends and Distributions to Shareholders from
Net investment income
Advisor Class	(3,307)	– 0	–
Net realized gain on investment transactions
Class A	(2)	– 0	–
Class C	(2)	– 0	–
Advisor Class	(356)	– 0	–
Capital Stock Transactions
Net increase	– 0	–	2,000,000

Total increase (decrease)	(259,758)	1,954,349
Net Assets
Beginning of period	1,954,349	– 0	–

End of period (including undistributed net investment income of $10,921 and $1,524, respectively)	$1,694,591	$1,954,349

(a)	Commencement of operations.

See notes to financial statements.

16	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. As of June 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	17

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

18	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$69,986		$321,694		$	– 0	–	$391,680
Consumer Staples	– 0	–	263,171			– 0	–	263,171
Health Care	– 0	–	262,317			– 0	–	262,317
Consumer Discretionary	– 0	–	220,797			– 0	–	220,797
Industrials	– 0	–	211,018			– 0	–	211,018
Financials	84,264		105,856			– 0	–	190,120
Materials	– 0	–	71,064			– 0	–	71,064
Telecommunication Services	– 0	–	56,671			– 0	–	56,671
Short-Term Investments	42,492		– 0	–		– 0	–	42,492

Total Investments in Securities	196,742		1,512,588	(a)		– 0	–	1,709,330
Other Financial Instruments(b)	– 0	–	– 0	–		– 0	–	– 0	–

Total(c)(d)	$196,742		$1,512,588		$	– 0	–	$1,709,330

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	An amount of $47,952 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

20	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	21

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $58,119 were deferred and amortized on a straight line basis over a one year period starting from April 15, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, and 1.05% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018; any fees waived and expenses borne by the Adviser

22	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

from July 1, 2015 through June 30, 2016 are subject to repayment by the Fund until June 30, 2019; such waivers that are subject to repayment amounted to $56,163 and $228,495, respectively. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. For the year ended June 30, 2016, such reimbursements/waivers amounted to $228,495.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, the Adviser voluntarily agreed to waive such fees amounting to $66,763.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $-0- for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $-0- from the sale of Class A shares and received $-0- and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such waiver amounted to $4.

A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$98	$429	$485	$42	$	– 0	–*

*	Amount is less than $500.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	23

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended June 30, 2016 amounted to $1,143, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of each Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$802,835		$721,855
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$1,937,540

Gross unrealized appreciation	$58,042
Gross unrealized depreciation	(286,252)

Net unrealized appreciation	$(228,210)

24	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2016		April 15, 2015(a) June 30, 2015	Year Ended June 30, 2016			April 15, 2015(a) June 30, 2015

Class A
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Class C
Shares sold	– 0	–	1,000	$	– 0	–	$10,000

Net increase	– 0	–	1,000	$	– 0	–	$10,000

Advisor Class
Shares sold	– 0	–	198,000	$	– 0	–	$1,980,000

Net increase	– 0	–	198,000	$	– 0	–	$1,980,000

(a)	Commencement of operations.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	25

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Focused Portfolio/Non-Diversification Risk—Investing in a limited number of companies, or investing more of the Fund’s assets in a smaller number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

26	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2016 and the period ended June 30, 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$3,667	$	– 0	–

Total distributions paid	3,667	$	– 0	–

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,921
Accumulated capital and other losses	(84,433	)(a)
Unrealized appreciation/(depreciation)	(228,419)

Total accumulated earnings/(deficit)	(301,931)

(a)	As of June 30, 2016, the Fund had a net capital loss carryforward of $84,433.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund had a net short-term capital loss carryforward of $55,276, and a net long-term capital loss carryforward of $29,157, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of offering costs, and the redesignation of dividends resulted in a net increase in accumulated net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2016		April 15 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.77		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.03
Net realized and unrealized loss on investment transactions	(1.34)		(.26)

Net decrease in net asset value from operations	(1.31)		(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–

Net asset value, end of period	$ 8.46		$ 9.77

Total Return
Total investment return based on net asset value(e)	(13.39)%		(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%		1.30	%^
Expenses, before waivers/reimbursements	17.79%		18.01	%^
Net investment income(c)	.34%		1.58	%^
Portfolio turnover rate	42%		2%

See footnote summary on page 30.

28	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2016		April 15 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.75		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.04)		.02
Net realized and unrealized loss on investment transactions	(1.32)		(.27)

Net decrease in net asset value from operations	(1.36)		(.25)

Less: Distributions
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–

Net asset value, end of period	$ 8.39		$ 9.75

Total Return
Total investment return based on net asset value(e)	(13.93)%		(2.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05%		2.05	%^
Expenses, before waivers/reimbursements	18.58%		18.73	%^
Net investment income (loss)(c)	(.43)%		.81	%^
Portfolio turnover rate	42%		2%

See footnote summary on page 30.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2016		April 15 2015(a) to June 30, 2015

Net asset value, beginning of period	$ 9.77		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05		.04
Net realized and unrealized loss on investment transactions	(1.33)		(.27)

Net decrease in net asset value from operations	(1.28)		(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.02)		– 0	–
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–

Total dividends and distributions	(.02)		– 0	–

Net asset value, end of period	$ 8.47		$ 9.77

Total Return
Total investment return based on net asset value(e)	(13.13)%		(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,678		$1,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%		1.05	%^
Expenses, before waivers/reimbursements	17.53%		17.75	%^
Net investment income(c)	.58%		1.81	%^
Portfolio turnover rate	42%		2%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

30	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and

the Shareholders of AB Concentrated International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Concentrated International Growth Fund (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period April 15, 2015 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Concentrated International Growth Fund, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period April 15, 2015 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	31

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2016. For such taxable period, the Fund designates $29,388 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2016, $2,564 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $32,367.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

32	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Mark Phelps(2), Vice President Debasashi (Dev) Chakrabarti(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Investment Policy Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	33

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

34	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	108	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2015)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

36	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

38	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 76 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

40	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Mark Phelps 56	Vice President	Senior Vice President of the Adviser**, and Head of Concentrated Global Growth, with which he as been associated since December 2013, when the adviser acquired WPS Advisors, Inc. (“WPS”). Prior thereto, he was President and managing director of Global Investments at W.P. Stewart & Co. from September 2008 to June 2013. He also served as W.P. Stewart’s chief executive officer since prior to 2011.

Debasashi (Dev) Chakrabarti 39	Vice President	Senior Vice President of the Adviser and Portfolio Manager and Senior Research Analyst for Concentrated Global Growth. Prior to joining the Adviser in December 2013, he was a portfolio manager/analyst on the global equity research and portfolio-management team at WPS Advisors since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Fund’s Advisor, ABI and ABIS are affiliates of the fund.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	41

Management of the Fund

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative at AB at 1-800-227-4618, or visit www.ABfunds.com for a free prospectus or SAI.

42	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	43

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

44	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	45

institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established

46	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Concentrated International Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

48	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/16 ($MIL)
Concentrated International Growth Fund	0.85% of average daily net assets	$1.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $13,796 (0.686% of the Portfolio’s average daily net assets) for such services, but the Adviser waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Concentrated International Growth Fund	Advisor Class A Class Z	1.05 1.30 2.05	% % %	12.78 13.04 13.81	% % %	June 30 (ratios as of December 31, 2015)

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	49

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set

7

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.8

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Concentrated International Growth Fund	$1.7	Concentrated EAFE Growth 0.90% on 1st $50 million 0.75% on next $50 million 0.65% on the balance Minimum account size: $25m	0.900%	0.850%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser manages Concentrated Global Equity Portfolio, a Luxembourg fund whose investment style is concentrated like the Portfolio, but unlike the Portfolio, the Luxembourg fund is permitted to invest in the U.S. Concentrated Global Equity Portfolio’s advisory fee schedule is shown in the table below:

Portfolio	Luxembourg Fund	Fee[9]
Concentrated International Growth Fund	Concentrated Global Equity Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

The Adviser has represented that it does not manage any sub-advisory relationship that has a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	51

investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EG of the Portfolio to include peers that had a similar but not the same Lipper investment classification/objective

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Concentrated International Growth Fund[15]	0.850	0.920	4/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

14	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	The Portfolio’s EG consists of the Portfolio, five other Multi-Cap Growth (“MLGE”) funds and eight Large-Cap Growth (“LCGE”) funds.

52	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

However, because Broadridge had expanded the EG of the Portfolio, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Concentrated International Growth Fund[17]	1.300	1.428	2/10	1.436	5/22

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2015.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

17	The Portfolio’s EU consists of the Portfolio, the EG and all other MLGE and LCGE funds.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	53

and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $0, $26 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $0 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

54	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	55

Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the since inception performance return and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended February 29, 2016.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Concentrated International Growth Fund Since Inception	-17.38	-16.49	-16.05	3/4	15/16

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance return and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance return of the Portfolio was provided by Broadridge.

22	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

56	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Set forth below are the since inception performance return of the Portfolio (in bold)24 versus its benchmark.25

Periods Ending February 29, 2016 Annualized Performance Since Inception (%)
Concentrated International Growth Fund	3.07
MSCI EAFE Net Index	N/A
Inception Date: April 15, 2015

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer noted the Portfolio’s advisory fee schedule lacks potential for sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance return shown in the table is for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the since inception period through February 29, 2016.

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

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International Portfolio

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International/Global Growth

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International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

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Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

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MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

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Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

58	• AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

AB Family of Funds

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIG-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB EMERGING MARKETS CORE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Emerging Markets Core Portfolio (the “Fund”), for the period since the Fund’s inception through June 30, 2016. The Fund commenced operations on September 9, 2015.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. At least 80% of the Fund’s net assets will under normal circumstances be invested in securities of emerging-market companies and related derivatives. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

The Fund intends to invest primarily in equity securities, which will be selected by AllianceBernstein L.P. (the “Adviser”) using an investment philosophy that focuses on a combination of the stocks’ quality, stability and price. These factors will be evaluated based on the Adviser’s estimates of the companies’ future earnings power. The Adviser will employ a “bottom up” approach, primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In allocating the Fund’s assets, the Adviser will consider such factors as the Fund’s current country exposure, the liquidity and volatility of the stock markets represented, the key economic characteristics of the countries, and transaction costs. The Fund has the flexibility to invest across the capitalization spectrum and may make significant investments in the securities of mid-capitalization and small-capitalization companies. The Fund is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index for the six-month period ended June 30, 2016, and the period since the Fund’s inception on September 9, 2015 through June 30, 2016.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the period since inception, stock selection was broadly positive, while sector and currency selection detracted; country selection contributed, relative to the benchmark. Stock selection was strong in the consumer staples, industrials and financial sectors, while security selection within technology and utilities detracted.

AB EMERGING MARKETS CORE PORTFOLIO •	1

In terms of country selection, an overweight to the United States and to Hungary contributed, while an overweight to the Czech Republic and an underweight to Indonesia were the main detractors. Sector selection detracted mainly due to an overweight to technology and energy; an underweight to financials and telecommunications contributed. As to currencies, an underweight to China contributed, while an overweight to Indonesia detracted, through equity investments in these markets.

For the six-month period, stock selection was broadly positive, while sector and currency selection detracted. Country selection was also slightly negative during the period, relative to the benchmark. Stock selection benefited performance in the consumer staples, health care and financials sectors, and detracted in the technology, materials and utilities sectors. Sector selection detracted from performance mainly due to an underweight to technology and energy; an overweight to consumer staples and an underweight to financials were the main contributors to performance. In terms of country selection, an overweight to Brazil detracted, while an underweight to China contributed. As to currencies, an overweight to the United States detracted the most, while an underweight to China contributed to performance, through equity investments in these markets.

The Fund utilized derivatives in the form of futures for hedging purposes, which added to absolute returns for both periods.

Market Review and Investment Strategy

Emerging markets started to rally in October 2015 after months of consecutive declines; however, most of those gains were given back by the end of the year, and these losses continued in the first few months of 2016. Volatility was triggered by slowing economic growth, lower commodity prices and anxiety over China’s management of its slowing economy. In addition, Brazil’s corruption scandal and impeachment trial and the approval by Argentina’s Congress of a deal with holdout creditors impacted markets, as well as a continuing decline in China’s foreign exchange reserves. Markets then began to rally in March, triggered by a more dovish US Federal Reserve in the United States, which in turn weakened the US dollar and also led to a rebound in commodity prices. Other central banks took additional easing measures, which added to the recovery. The bigger turmoil during the reporting period occurred in developed markets, when the UK surprised investors by voting to leave the European Union (“Brexit”). This caused the British pound to weaken and German 10-year bonds to go into negative territory.

The Fund’s Senior Investment Management Team (the “Team”) continues to see a diverse set of opportunities with companies benefiting from a range of trends, such as technological innovation, the premiumization of consumption and changing behaviors of emerging market consumers. The Fund continued to maintain underweights in China and India versus the benchmark,

2	• AB EMERGING MARKETS CORE PORTFOLIO

during the six-month period. In China, many companies continued to face near-term business pressures, and more broadly, concerns around the fragility of the currency and economy were also risks the Team incorporated. In India, the Fund maintained a nonconsensus underweight as the Team did not find any attractive companies. An overweight to Taiwan and Mexico was reduced as those positions became expensive. Positions in Korea, Brazil, Argentina and Peru increased during the six-month period as the Team identified idiosyncratic opportunities. Sector positioning remained generally similar with close to 40% of the Fund in consumer sectors, compared with roughly 18% for the benchmark, but the Team sold some of the athleisure-oriented companies as valuations were no longer as compelling as they once were. The Fund continued to be underweight the resources and technology sectors.

AB EMERGING MARKETS CORE PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI EM Index (free float-adjusted market-capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB EMERGING MARKETS CORE PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB EMERGING MARKETS CORE PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Emerging Markets Core Portfolio
Class A	9.09%	8.50%

Class C	8.69%	7.84%

Advisor Class†	9.30%	8.69%

MSCI EM Index	6.41%	4.95%

*    Inception date: 9/9/2015.

†     This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/9/15* TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Core Portfolio Class A shares (from 9/9/2015* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/9/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB EMERGING MARKETS CORE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	8.50%	3.93%

Class C Shares
Since Inception*	7.84%	6.84%

Advisor Class Shares†
Since Inception*	8.69%	8.69%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.90%, 2.67% and 1.65% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.70%, 2.45% and 1.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 9, 2016. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed these expense limitations percentages. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/9/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB EMERGING MARKETS CORE PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	3.93%

Class C Shares
Since Inception*	6.84%

Advisor Class Shares†
Since Inception*	8.69%

*	Inception date: 9/9/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB EMERGING MARKETS CORE PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.90	$8.58	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Class C
Actual	$1,000	$1,086.90	$12.45	2.40%
Hypothetical**	$1,000	$1,012.93	$12.01	2.40%
Advisor Class
Actual	$1,000	$1,093.00	$7.29	1.40%
Hypothetical**	$1,000	$1,017.90	$7.02	1.40%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EMERGING MARKETS CORE PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.4

*	All data are as of June 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.6% or less in the following countries: Austria, Belgium, Czech Republic, Indonesia, Peru, Philippines, Thailand, Turkey and United Kingdom.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Chunghwa Telecom Co., Ltd.	$198,917	3.7%
KT&G Corp.	182,390	3.3
Itausa – Investimentos Itau SA (Preference Shares)	178,556	3.3
OTP Bank PLC	176,781	3.2
WH Group Ltd.	162,359	3.0
St Shine Optical Co., Ltd.	151,407	2.8
Philip Morris International, Inc.	144,442	2.7
Uni-President Enterprises Corp.	142,203	2.6
Yue Yuen Industrial Holdings Ltd.	137,627	2.5
LUKOIL PJSC (Sponsored ADR)	123,521	2.3
	$1,598,203	29.4%

*	Long-term investments.

AB EMERGING MARKETS CORE PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.7%
Consumer Staples – 25.1%
Beverages – 1.2%
Anheuser-Busch InBev SA/NV	500	$66,118

Food & Staples Retailing – 3.8%
BGF retail Co., Ltd.	240	44,687
Clicks Group Ltd.	6,090	50,736
Eurocash SA	9,460	110,849

		206,272

Food Products – 9.4%
AVI Ltd.	4,820	27,163
Gruma SAB de CV – Class B	4,390	63,151
Grupo Lala SAB de CV	41,140	90,707
Uni-President Enterprises Corp.	72,000	142,203
Universal Robina Corp.	5,470	24,261
WH Group Ltd.(a)	205,000	162,359

		509,844

Household Products – 2.0%
Colgate-Palmolive Co.	1,490	109,068

Personal Products – 0.5%
LG Household & Health Care Ltd.	30	29,297

Tobacco – 8.2%
British American Tobacco PLC	1,190	77,147
Gudang Garam Tbk PT	7,500	39,241
KT&G Corp.	1,540	182,390
Philip Morris International, Inc.	1,420	144,442

		443,220

		1,363,819

Financials – 23.1%
Banks – 12.7%
Banco Macro SA (ADR)	790	58,634
Bangkok Bank PCL (NVDR)	10,400	47,081
Bank of China Ltd. – Class H	59,000	23,789
China Construction Bank Corp. – Class H	37,000	24,714
Credicorp Ltd.	440	67,905
Erste Group Bank AG(b)	1,440	32,786
Itausa – Investimentos Itau SA (Preference Shares)	75,570	178,556
Komercni banka AS	680	25,496
OTP Bank PLC	7,900	176,781
Shinhan Financial Group Co., Ltd.	1,650	54,234

		689,976

Consumer Finance – 2.0%
Gentera SAB de CV	12,740	22,822
Samsung Card Co., Ltd.	2,450	88,783

		111,605

12	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 4.0%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	15,700	$87,974
Haci Omer Sabanci Holding AS	26,320	86,378
Remgro Ltd.	2,570	44,595

		218,947

Insurance – 2.4%
Dongbu Insurance Co., Ltd.	1,330	80,053
Samsung Life Insurance Co., Ltd.	560	49,006

		129,059

Real Estate Management & Development – 2.0%
Aldar Properties PJSC	146,320	107,882

		1,257,469

Consumer Discretionary – 12.2%
Auto Components – 1.0%
Hankook Tire Co., Ltd.	1,250	55,613

Automobiles – 1.9%
Dongfeng Motor Group Co., Ltd. – Class H	60,000	63,243
Kia Motors Corp.	1,030	38,810

		102,053

Diversified Consumer Services – 3.6%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	2,240	93,811
TAL Education Group (ADR)(b)	1,620	100,537

		194,348

Hotels, Restaurants & Leisure – 2.7%
Gourmet Master Co., Ltd.	5,000	44,261
Yum! Brands, Inc.	1,270	105,308

		149,569

Textiles, Apparel & Luxury Goods – 3.0%
Pou Chen Corp.	17,000	22,882
Yue Yuen Industrial Holdings Ltd.	34,500	137,627

		160,509

		662,092

Information Technology – 8.1%
Electronic Equipment, Instruments & Components – 2.7%
Hon Hai Precision Industry Co., Ltd.	38,000	97,899
Zhen Ding Technology Holding Ltd.	26,000	47,049

		144,948

Semiconductors & Semiconductor Equipment – 2.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	19,000	95,754
Win Semiconductors Corp.	20,000	40,933

		136,687

AB EMERGING MARKETS CORE PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.1%
NCSoft Corp.	300	$61,774

Technology Hardware, Storage & Peripherals – 1.8%
Samsung Electronics Co., Ltd.	80	99,628

		443,037

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 5.4%
China Telecom Corp., Ltd. – Class H	96,000	43,173
Chunghwa Telecom Co., Ltd.	55,000	198,917
KT Corp. (Sponsored ADR)	3,690	52,619

		294,709

Wireless Telecommunication Services – 1.6%
China Mobile Ltd.	6,000	69,404
SK Telecom Co., Ltd.	80	15,029

		84,433

		379,142

Utilities – 6.7%
Electric Utilities – 6.0%
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	3,600	70,043
Equatorial Energia SA	4,100	62,094
Korea Electric Power Corp.	2,070	108,658
Transmissora Alianca de Energia Eletrica SA	14,300	85,472

		326,267

Independent Power and Renewable Electricity Producers – 0.7%
Huaneng Power International, Inc. – Class H	62,000	38,590

		364,857

Energy – 5.8%
Oil, Gas & Consumable Fuels – 5.8%
Cosan SA Industria e Comercio	8,300	86,067
LUKOIL PJSC (Sponsored ADR)	2,960	123,521
YPF SA (Sponsored ADR)	5,560	106,752

		316,340

Health Care – 5.5%
Health Care Equipment & Supplies – 3.5%
Osstem Implant Co., Ltd.(b)	570	38,826
St Shine Optical Co., Ltd.	6,700	151,407

		190,233

Health Care Providers & Services – 2.0%
Odontoprev SA	26,500	109,802

		300,035

14	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

Company		Shares		U.S. $ Value

Industrials – 4.0%
Industrial Conglomerates – 2.2%
Far Eastern New Century Corp.		52,000		$38,914
Jardine Strategic Holdings Ltd.		2,700		81,728

				120,642

Transportation Infrastructure – 1.8%
Grupo Aeroportuario del Pacifico SAB de CV – Class B		5,670		58,289
Jiangsu Expressway Co., Ltd. – Class H		28,000		39,102

				97,391

				218,033

Materials – 3.2%
Chemicals – 0.5%
Sinopec Shanghai Petrochemical Co., Ltd. – Class H		54,000		24,987

Paper & Forest Products – 2.7%
Lee & Man Paper Manufacturing Ltd.		36,000		26,895
Sappi Ltd.(b)		25,730		119,784

				146,679

				171,666

Total Common Stocks (cost $4,938,749)				5,476,490

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(c)(d) (cost $10,958)		10,958		10,958

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
(0.55)%, 7/01/16	EUR	0	*	226
(0.33)%, 7/01/16	JPY	48		461
Zero Coupon, 7/04/16	HKD	12		1,520
0.114%, 7/01/16	GBP	0	*	147
7.00%, 7/01/16	ZAR	9		630

Total Time Deposits (cost $2,921)				2,984

Total Short-Term Investments (cost $13,879)				13,942

Total Investments – 101.0% (cost $4,952,628)				5,490,432
Other assets less liabilities – (1.0)%				(56,196)

Net Assets – 100.0%				$5,434,236

AB EMERGING MARKETS CORE PORTFOLIO •	15

Portfolio of Investments

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the market value of this security amounted to $162,359 or 3.0% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
JPY – Japanese Yen
ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

16	• AB EMERGING MARKETS CORE PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,941,670)	$5,479,474
Affiliated issuers (cost $10,958)	10,958
Foreign currencies, at value (cost $18,624)	18,651
Receivable for investment securities sold and foreign currency transactions	44,651
Receivable from Adviser	40,473
Dividends and interest receivable	18,157
Prepaid expenses	6,393

Total assets	5,618,757

Liabilities
Payable for investment securities purchased	66,521
Due to Custodian	1,997
Audit and tax fee payable	46,959
Custody fee payable	32,748
Legal fee payable	15,672
Distribution fee payable	11
Transfer Agent fee payable	9
Accrued expenses and other liabilities	20,604

Total liabilities	184,521

Net Assets	$5,434,236

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	5,022,369
Undistributed net investment income	39,197
Accumulated net realized loss on investment and foreign currency transactions	(165,498)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	538,118

$5,434,236

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,847	1,004.629	$10.80	*

C	$10,781	1,002	$10.76

Advisor	$5,412,608	500,705	$10.81

*	The maximum offering price per share for Class A shares was $11.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS CORE PORTFOLIO •	17

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

Period from September 9, 2015* to June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,614)	$103,242
Affiliated issuers	142
Interest	101	$103,485

Expenses
Advisory fee (see Note B)	48,285
Distribution fee—Class A	20
Distribution fee—Class C	82
Transfer agency-Advisor Class	88
Custodian	66,621
Administrative	59,471
Audit and tax	53,298
Amortization of offering expenses	26,564
Legal	24,009
Directors’ fees	16,713
Printing	9,620
Miscellaneous	24,666

Total expenses	329,437
Less: expenses waived and reimbursed by the Adviser (see Note B)	(271,807)

Net expenses		57,630

Net investment income		45,855

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(169,923	)(a)
Futures		4,415
Foreign currency transactions		15,771
Net change in unrealized appreciation/depreciation on:
Investments		537,804
Foreign currency denominated assets and liabilities		314

Net gain on investment and foreign currency transactions		388,381

Net Increase in Net Assets from Operations		$434,236

*	Commencement of Operations.

(a)	Includes foreign capital gains taxes of $10.

See notes to financial statements.

18	• AB EMERGING MARKETS CORE PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	September 9, 2015* to June 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$45,855
Net realized loss on investment and foreign currency transactions	(149,737)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	538,118

Net increase in net assets from operations	434,236
Dividends to Shareholders from
Net investment income
Class A	(46)
Class C	(22)
Advisor Class	(26,942)
Capital Stock Transactions
Net increase	5,027,010

Total increase	5,434,236
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $39,197)	$5,434,236

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS CORE PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Core Portfolio (the “Fund”), a non-diversified portfolio. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares. Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares are not currently being offered. As of June 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

20	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB EMERGING MARKETS CORE PORTFOLIO •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

22	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Staples	$485,268		$878,551		$	– 0	–	$1,363,819
Financials	415,891		841,578			– 0	–	1,257,469
Consumer Discretionary	299,657		362,435			– 0	–	662,092
Information Technology	– 0	–	443,037			– 0	–	443,037
Telecommunication Services	52,619		326,523			– 0	–	379,142
Utilities	217,609		147,248			– 0	–	364,857
Energy	316,340		– 0	–		– 0	–	316,340
Health Care	109,802		190,233			– 0	–	300,035
Industrials	58,289		159,744			– 0	–	218,033
Materials	– 0	–	171,666			– 0	–	171,666
Short-Term Investments
Investment Companies	10,958		– 0	–		– 0	–	10,958
Time Deposits	– 0	–	2,984			– 0	–	2,984

Total Investments in Securities	1,966,433		3,523,999	†		– 0	–	5,490,432
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,966,433		$3,523,999		$	– 0	–	$5,490,432

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third

AB EMERGING MARKETS CORE PORTFOLIO •	23

Notes to Financial Statements

party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of Fund securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions

24	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

taken or expected to be taken on federal and state income tax returns for the current tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $32,957 have been deferred and amortized on a straight line basis over a one year period from September 9, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Portfolio’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, except advisory fees borne by the Fund in connection with the investment of securities lending collateral, interest expense, taxes, extraordinary

AB EMERGING MARKETS CORE PORTFOLIO •	25

Notes to Financial Statements

expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2016 are subject to repayment by the Fund until June 30, 2019; such waiver that is subject to repayment amounted to $210,275. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. For the period ended June 30, 2016 such waiver/reimbursement amounted to $210,275. Also, the Adviser is currently voluntarily waiving its management fee for the Fund in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time. For the period ended June 30, 2016, such waiver amounted to $2,055.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2016, the Adviser voluntarily agreed to waive such fees that amounted to $59,471.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $87 for the period ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money

26	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

Market Portfolio’s effective management fee. For the period ended June 30, 2016, such waiver amounted to $6. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period ended June 30, 2016 is as follows:

Market Value September 9, 2015* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$ – 0 –	$1,474	$1,463	$11	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2016, amounted to $8,354, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,227,687		$3,120,128
U.S. government securities	– 0	–	– 0	–

AB EMERGING MARKETS CORE PORTFOLIO •	27

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$4,954,244

Gross unrealized appreciation	$670,916
Gross unrealized depreciation	(134,728)

Net unrealized appreciation	$536,188

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its fund.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its fund against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

28	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended June 30, 2016, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB EMERGING MARKETS CORE PORTFOLIO •	29

Notes to Financial Statements

During the period ended June 30, 2016, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$4,415	$	– 0 –

Total		$4,415	$	– 0 –

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended June 30, 2016:

Futures:
Average notional amount of buy contracts	$87,948	(a)

(a)	Positions were open for eight months during the reporting period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	September 9, 2015* to June 30, 2016	September 9, 2015* to June 30, 2016

Class A
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends	5	46

Net increase	1,005	$10,046

30	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

	Shares	Amount
	September 9, 2015* to June 30, 2016	September 9, 2015* to June 30, 2016
Class C
Shares sold	1,000	$10,000

Shares issued in reinvestment of dividends	2	22

Net increase	1,002	$10,022

Advisor Class
Shares sold	498,000	$4,980,000

Shares issued in reinvestment of dividends	2,705	26,942

Net increase	500,705	$5,006,942

*	Commencement of Operations.

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as subject to increased economic, political, and regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

AB EMERGING MARKETS CORE PORTFOLIO •	31

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

The tax character of distributions paid during the fiscal period ended June 30, 2016 were as follows:

2016
Distributions paid from:
Ordinary income	$27,010

Total taxable distributions paid	$27,010

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$39,197
Accumulated capital and other losses	(163,882	)(a)
Unrealized appreciation/(depreciation)	536,502	(b)

Total accumulated earnings/(deficit)	$411,817

(a)	As of June 30, 2016, the Fund had a net capital loss carryforward of $163,882.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund had a net short-term capital loss carryforward of $163,882 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs and foreign currency reclassifications resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is

32	• AB EMERGING MARKETS CORE PORTFOLIO

Notes to Financial Statements

measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 7, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB EMERGING MARKETS CORE PORTFOLIO •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	September 9, 2015(a) to June 30, 2016
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized gain on investment and foreign currency transactions	.78

Net increase in net asset value from operations	.85

Less: Dividends and Distributions
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.80

Total Return
Total investment return based on net asset value(d)	8.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(e)
Expenses, before waivers/reimbursements	8.26%
Net investment income(c)	.87	%(e)
Portfolio turnover rate	62%

See footnote summary on page 36

34	• AB EMERGING MARKETS CORE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	September 9, 2015(a) to June 30, 2016
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.77

Net increase in net asset value from operations	.78

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.76

Total Return
Total investment return based on net asset value(d)	7.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.40	%(e)
Expenses, before waivers/reimbursements	9.01%
Net investment income(c)	.11	%(e)
Portfolio turnover rate	62%

See footnote summary on page 36.

AB EMERGING MARKETS CORE PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	September 9, 2015(a) to June 30, 2016
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09
Net realized and unrealized gain on investment and foreign currency transactions	.77

Net increase in net asset value from operations	.86

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.81

Total Return
Total investment return based on net asset value(d)	8.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40	%(e)
Expenses, before waivers/reimbursements	8.01%
Net investment income(c)	1.12	%(e)
Portfolio turnover rate	62%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

36	• AB EMERGING MARKETS CORE PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Core Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Emerging Markets Core Portfolio (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 9, 2015 (commencement of operations) to June 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Emerging Markets Core Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 9, 2015 (commencement of operations) to June 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

AB EMERGING MARKETS CORE PORTFOLIO •	37

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2016.

For corporate shareholders, 10.67% of dividends paid qualify for the dividends received deduction.

For the taxable period ended June 30, 2016, the Fund designates $75,954 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2016, $11,624 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $105,036.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

38	• AB EMERGING MARKETS CORE PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Stuart Rae(2), Vice President Sammy Suzuki(2),Vice President	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s portfolio manages. Messrs. Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB EMERGING MARKETS CORE PORTFOLIO •	39

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2016)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

40	• AB EMERGING MARKETS CORE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non- profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB EMERGING MARKETS CORE PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2015)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

42	• AB EMERGING MARKETS CORE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB EMERGING MARKETS CORE PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

44	• AB EMERGING MARKETS CORE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB EMERGING MARKETS CORE PORTFOLIO •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• AB EMERGING MARKETS CORE PORTFOLIO

Management of the Fund

OFFICER INFORMATION
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Stuart Rae 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Sammy Suzuki 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB EMERGING MARKETS CORE PORTFOLIO •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Emerging Markets Core Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in securities of emerging market companies and related derivatives.3 Because the Portfolio does not include the word “equity” in its name, the Portfolio is not be required by Rule 35d-1 under the 1940 Act to have an investment policy requiring it to invest at least 80% of its net assets in equity securities under normal circumstances. Nonetheless, the Adviser expects the Portfolio will be invested primarily in equity securities.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, but it is not required to do so. The Adviser may also take long and short positions in currencies (or related derivatives) independent of any such security positions.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	An emerging market company will be any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as “High Income” by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

48	• AB EMERGING MARKETS CORE PORTFOLIO

The Adviser may utilize derivatives in its management of the Portfolio for a variety of purposes, including gaining exposure to equity markets and hedging purposes. The Adviser does not expect to use derivatives or other leveraging strategies to the extent that would result in the Portfolio being effectively leveraged by having aggregate notional exposure appreciably in excess of its net assets.

The Portfolio’s benchmark will be the MSCI Emerging Markets Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their Emerging Markets Equity and Diversified Emerging Markets categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

AB EMERGING MARKETS CORE PORTFOLIO •	49

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Emerging Markets Core Portfolio[5], [6], [7]	1.175% on 1st $1 billion
1.05% on next $1 billion
1.00% on next $1 billion
0.90% on net $3 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[8]		Fiscal Year End
Emerging Markets Core Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.70 2.40 1.90 1.65 1.40 1.40 1.50 1.40 1.40	% % % % % % % % %	1.69 2.46 2.13 1.82 1.49 1.44 1.49 1.39 1.39	% % % % % % % % %	June 30

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The proposed advisory fee schedules for the Portfolios is identical to that of the Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”) although, since November 1, 2011, the Adviser has been waiving 5 basis points in advisory fees for the SCB Fund portfolio, and such waiver will be in effect through September 30, 2014.

7	The proposed advisory fee schedule for the Portfolios is also identical to that of AllianceBernstein Cap Fund, Inc. – Emerging Markets Equity Portfolio, which before its liquidation, invested primarily in emerging markets value securities.

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

50	• AB EMERGING MARKETS CORE PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule,

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB EMERGING MARKETS CORE PORTFOLIO •	51

set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Emerging Markets Core Portfolio	$250.0	Emerging Markets Core 1.00% on 1st $25 million 0.90% on next $25 million 0.80% on the balance Minimum Account Size: $25m	0.830%	1.175%	0.345%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Core Portfolio	Emerging Markets Portfolio	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $1 billion 0.85% thereafter The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2014	1.125%	1.175%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Core Portfolio	Emerging Markets Core Portfolio
	Class A	1.65%
	Class I (Institutional)	0.85%

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

52	• AB EMERGING MARKETS CORE PORTFOLIO

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Emerging Markets Core Portfolio[16]	1.175	1.115	11/16

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	Note that one of the Portfolio’s EG peer is excluded from the contractual management fee comparison due to the fund’s all-inclusive fee.

AB EMERGING MARKETS CORE PORTFOLIO •	53

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Core Portfolio	1.685	1.669	10/16	1.728	26/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

54	• AB EMERGING MARKETS CORE PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories,

AB EMERGING MARKETS CORE PORTFOLIO •	55

including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• AB EMERGING MARKETS CORE PORTFOLIO

CONCLUSION:

Based on the factors discussed above, the Senior Office recommended that the Directors should consider discussing with the Adviser reducing the proposed advisory fee for the Portfolio by 5 basis points. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive

Dated: March 5, 2014

AB EMERGING MARKETS CORE PORTFOLIO •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

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International Portfolio

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International/Global Growth

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International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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Taxable

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

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MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

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Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

58	• AB EMERGING MARKETS CORE PORTFOLIO

AB Family of Funds

AB EMERGING MARKETS CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMCP-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB EMERGING MARKETS GROWTH PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Emerging Markets Growth Portfolio (the “Fund”), for the annual reporting period ended June 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. At least 80% of the Fund’s net assets will under normal circumstances be invested in securities of emerging-market companies and related derivatives. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Emerging-market countries may include countries referred to as “frontier” markets, such as Egypt, Nigeria and Vietnam.

In managing the Fund, AllianceBernstein L.P. (the “Adviser”) will employ a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and business quality. The Adviser will typically look for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates, and will combine fundamental and quantitative analyses in its stock selection process. The Adviser will not target any particular country, sector or market capitalization weightings for the Fund. The Fund is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index for the six- and 12-month periods ended June 30, 2016.

All share classes of the Fund underperformed the benchmark during the six-month period, and outperformed for the 12-month period, before sales charges.

For the 12-month period, sector, stock and currency selection all contributed to performance, versus the benchmark. An overweight to the consumer discretionary and consumer staples sectors contributed, while underweights in materials and utilities detracted. In security selection, the Fund’s financials and consumer discretionary holdings were the largest contributors, while utilities and technology holdings detracted. An underweight to China contributed, while an underweight to Korea detracted. As to currencies, an underweight to Brazil, through equity investments in this market, detracted.

AB EMERGING MARKETS GROWTH PORTFOLIO •	1

For the six-month period, sector and security selection were positive, while currency selection detracted, versus the benchmark. An overweight to the technology and consumer staples sectors contributed, while underweights in energy and consumer discretionary detracted. The Fund’s security selection in financials and consumer discretionary holdings were the largest contributors, while technology and industrials holdings detracted. Overweights to Peru and the Philippines contributed, while underweights to Taiwan and Brazil detracted. As to currencies, an underweight to Brazil, through equity investments in this market, detracted.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Emerging-market equities fell sharply over the 12-month-period. Concerns over a global economic slowdown—prompted by an unexpected devaluation in China’s currency—sparked a sharp pullback in equity markets. Brazil’s corruption scandals and geopolitical instability across the Middle East also rattled the markets. The sharp fall in oil prices, and the impact of the US Federal Reserve’s rate hike, also added uncertainty. Toward the end of the 12-month period, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

The first half of 2016 has been volatile; however, emerging-market equities ended up for the six-month period. Economic growth was slower than it has been in the past, although the quality of growth has improved as countries such as India and the Philippines have seen falling inflation. Lower commodity prices have also benefited countries that are commodity importers. In this complex market and macroeconomic environment, the Fund’s Senior Investment Management Team focuses the Fund on industries and companies with strong fundamentals and attractive long-term growth prospects.

2	• AB EMERGING MARKETS GROWTH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI EM Index (free float-adjusted market-capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Diversification Risk: The Fund may have more risk because it is non-diversified, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB EMERGING MARKETS GROWTH PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB EMERGING MARKETS GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Emerging Markets Growth Portfolio
Class A	6.02%	-8.36%

Class C	5.58%	-9.19%

Advisor Class*	6.14%	-8.27%

MSCI EM Index	6.41%	-12.05%

*    This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/13/14* TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Growth Portfolio Class A shares (from 11/13/2014* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*Inception date: 11/13/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB EMERGING MARKETS GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.36%	-12.28%
Since Inception*	-7.45%	-9.87%

Class C Shares
1 Year	-9.19%	-10.09%
Since Inception*	-8.20%	-8.20%

Advisor Class Shares†
1 Year	-8.27%	-8.27%
Since Inception*	-7.28%	-7.28%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 8.26%, 9.01% and 8.01% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.70%, 2.45% and 1.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed these expense limitations percentages. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 11/13/2014.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB EMERGING MARKETS GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-12.28%
Since Inception*	-9.87%

Class C Shares
1 Year	-10.09%
Since Inception*	-8.20%

Advisor Class Shares†
1 Year	-8.27%
Since Inception*	-7.28%

*	Inception date: 11/13/2014.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB EMERGING MARKETS GROWTH PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,060.20	$8.45	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Class C
Actual	$1,000	$1,055.80	$12.27	2.40%
Hypothetical**	$1,000	$1,012.93	$12.01	2.40%
Advisor Class
Actual	$1,000	$1,061.40	$7.18	1.40%
Hypothetical**	$1,000	$1,017.90	$7.02	1.40%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB EMERGING MARKETS GROWTH PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.4

*	All data are as of June 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.2% or less in the following countries: Brazil, Cambodia, Chile, Malaysia, Singapore and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB EMERGING MARKETS GROWTH PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$266,635	6.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	241,905	5.5
Naspers Ltd. – Class N	224,462	5.1
AIA Group Ltd.	146,418	3.3
HDFC Bank Ltd. (ADR)	138,671	3.1
Housing Development Finance Corp., Ltd.	134,033	3.0
Aspen Pharmacare Holdings Ltd.	131,239	3.0
Sun Pharmaceutical Industries Ltd.	123,702	2.8
NAVER Corp.	120,186	2.7
CP ALL PCL	114,257	2.6
	$1,641,508	37.2%

*	Long-term investments.

10	• AB EMERGING MARKETS GROWTH PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 27.3%
Banks – 14.0%
Axis Bank Ltd.	4,280	$34,010
Banco Davivienda SA (Preference Shares)	8,669	79,778
Bank Mandiri Persero Tbk PT	118,000	85,391
China Construction Bank Corp. – Class H	66,000	44,084
Credicorp Ltd.	627	96,765
HDFC Bank Ltd. (ADR)	2,090	138,671
Industrial & Commercial Bank of China Ltd. – Class H	81,000	45,171
Itau Unibanco Holding SA	2,400	22,638
Kasikornbank PCL (Foreign Shares)	8,800	43,199
Sberbank of Russia PJSC (Sponsored ADR)	3,220	28,111

		617,818

Consumer Finance – 0.5%
Shriram Transport Finance Co., Ltd.	1,310	23,402

Diversified Financial Services – 0.8%
Cielo SA	3,400	35,839

Insurance – 4.0%
AIA Group Ltd.	24,400	146,418
BB Seguridade Participacoes SA	3,500	30,628

		177,046

Real Estate Management & Development – 4.9%
Ayala Land, Inc.	116,300	96,474
Global Logistic Properties Ltd.	15,000	20,251
Parque Arauco SA	26,407	53,343
SM Prime Holdings, Inc.	76,000	44,399

		214,467

Thrifts & Mortgage Finance – 3.1%
Housing Development Finance Corp., Ltd.	7,200	134,033

		1,202,605

Information Technology – 26.0%
Electronic Equipment, Instruments & Components – 2.0%
China Railway Signal & Communication Corp., Ltd. – Class H(a)	57,730	38,534
PAX Global Technology Ltd.	55,000	48,415

		86,949

Internet Software & Services – 8.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	769	61,158
Baidu, Inc. (Sponsored ADR)(b)	545	90,007
NAVER Corp.	194	120,186
Tencent Holdings Ltd.	4,900	112,532

		383,883

IT Services – 3.8%
HCL Technologies Ltd.	6,660	72,217
Tata Consultancy Services Ltd.	2,560	96,830

		169,047

AB EMERGING MARKETS GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 5.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	48,000	$241,905

Technology Hardware, Storage & Peripherals – 6.0%
Samsung Electronics Co., Ltd.	176	219,182
Samsung Electronics Co., Ltd. (Preference Shares)	46	47,453

		266,635

		1,148,419

Consumer Staples – 16.4%
Food & Staples Retailing – 6.6%
7-Eleven Malaysia Holdings Bhd	50,400	17,002
CP ALL PCL	79,900	114,257
Lenta Ltd. (GDR)(a)(b)	14,062	102,018
X5 Retail Group NV (GDR)(a)(b)	2,870	57,546

		290,823

Food Products – 1.1%
First Resources Ltd.	44,200	51,573

Personal Products – 5.6%
Amorepacific Corp.	190	71,628
AMOREPACIFIC Group	260	38,153
Hengan International Group Co., Ltd.	8,000	66,954
LG Household & Health Care Ltd.	48	46,875
Unilever PLC	470	22,520

		246,130

Tobacco – 3.1%
British American Tobacco PLC	1,459	94,586
ITC Ltd.	7,720	42,335

		136,921

		725,447

Consumer Discretionary – 12.7%
Diversified Consumer Services – 1.8%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)	825	34,551
TAL Education Group (ADR)(b)	725	44,994

		79,545

Hotels, Restaurants & Leisure – 2.6%
IMAX China Holding, Inc.(a)(b)	7,300	36,075
NagaCorp Ltd.	32,000	21,367
Premium Leisure Corp.	1,472,000	36,986
Yum! Brands, Inc.	261	21,642

		116,070

Internet & Catalog Retail – 1.3%
Ctrip.com International Ltd. (ADR)(b)	1,410	58,092

Media – 5.9%
Naspers Ltd. – Class N	1,470	224,462
Surya Citra Media Tbk PT	142,500	35,808

		260,270

12	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.1%
Titan Co., Ltd.	8,060	$48,749

		562,726

Health Care – 6.5%
Health Care Equipment & Supplies – 0.5%
Ginko International Co., Ltd.	2,000	20,895

Pharmaceuticals – 6.0%
Aspen Pharmacare Holdings Ltd.(b)	5,320	131,239
Sun Pharmaceutical Industries Ltd.	10,890	123,702
Torrent Pharmaceuticals Ltd.	490	10,022

		264,963

		285,858

Industrials – 3.8%
Construction & Engineering – 1.0%
IRB Infrastructure Developers Ltd.	14,060	44,601

Industrial Conglomerates – 1.5%
SM Investments Corp.	3,170	65,535

Professional Services – 0.7%
51job, Inc. (ADR)(b)	1,084	31,772

Trading Companies & Distributors – 0.6%
BOC Aviation Ltd.(a)(b)	4,800	24,346

		166,254

Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
LUKOIL PJSC (Sponsored ADR)	1,573	65,836
Novatek OJSC (Sponsored GDR)(a)	710	72,641

		138,477

Materials – 1.8%
Construction Materials – 1.8%
Cemex Latam Holdings SA(b)	9,904	42,723
Grasim Industries Ltd. (GDR)(a)	523	36,153

		78,876

Telecommunication Services – 1.7%
Wireless Telecommunication Services – 1.7%
Tower Bersama Infrastructure Tbk PT	146,000	73,188

Total Common Stocks (cost $4,363,547)		4,381,850

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(c)(d) (cost $5,198)	5,198	5,198

AB EMERGING MARKETS GROWTH PORTFOLIO •	13

Portfolio of Investments

Company		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.1%
BBH, Grand Cayman
(1.45)%, 7/01/16	CHF	– 0	–*	$12
(0.55)%, 7/01/16	EUR	– 0	–*	109
Zero Coupon%, 7/04/16	HKD	10		1,238
0.05%, 7/01/16	SGD	1		816
0.114%, 7/01/16	GBP	1		1,158
7.00%, 7/01/16	ZAR	9		590

Total Time Deposits (cost $3,914)				3,923

Total Short-Term Investments (cost $9,112)				9,121

Total Investments – 99.5% (cost $4,372,659)				4,390,971
Other assets less liabilities – 0.5%				20,326

Net Assets – 100.0%				$4,411,297

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate market value of these securities amounted to $367,313 or 8.3% of net assets.
(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

14	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,367,461)	$4,385,773
Affiliated issuers (cost $5,198)	5,198
Foreign currencies, at value (cost $17,915)	17,948
Receivable for investment securities sold and foreign currency transactions	65,408
Receivable from Adviser	46,354
Dividends and interest receivable	14,426

Total assets	4,535,107

Liabilities
Payable for investment securities purchased	42,821
Printing fee payable	6,747
Audit fee payable	17,078
Custody fee payable	23,021
Legal fee payable	15,673
Distribution fee payable	9
Transfer Agent fee payable	9
Accrued expenses and other liabilities	18,452

Total liabilities	123,810

Net Assets	$4,411,297

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,993,526
Undistributed net investment income	12,258
Accumulated net realized loss on investment and foreign currency transactions	(610,746)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	16,209

$4,411,297

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,804	1,000	$8.80	*

C	$8,702	1,000	$8.70

Advisor	$4,393,791	498,000	$8.82

*	The maximum offering price per share for Class A shares was $9.19 which reflects a sales charge of 4.25%.

See notes to financial statements

AB EMERGING MARKETS GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,462)	$70,630
Affiliated issuers	76
Interest	47	$70,753

Expenses
Advisory fee (see Note B)	49,501
Distribution fee—Class A	21
Distribution fee—Class C	84
Transfer agency—Class A	2
Transfer agency—Class C	2
Transfer agency—Advisor Class	1,239
Audit and tax	64,951
Administrative	60,185
Custodian	55,062
Legal	31,415
Directors’ fees	21,937
Amortization of offering expenses	13,403
Printing	9,111
Miscellaneous	29,983

Total expenses	336,896
Less: expenses waived and reimbursed by the Adviser (see Note B)	(277,801)

Net expenses		59,095

Net investment income		11,658

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(587,184)
Foreign currency transactions		(1,381)
Net change in unrealized appreciation/depreciation on:
Investments		180,591 (a)
Foreign currency denominated assets and liabilities		26

Net loss on investment and foreign currency transactions		(407,948)

Contributions from Affiliates (see Note B)		119

Net Decrease in Net Assets from Operations		$(396,171)

(a)	Includes increase in accrued foreign capital gains taxes of $2,031.

See notes to financial statements.

16	• AB EMERGING MARKETS GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016		November 13, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,658		$6,820
Net realized loss on investment and foreign currency transactions	(588,565)		(24,430)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	180,617		(164,408)
Contributions from Affiliates (see Note B)	119		– 0	–

Net decrease in net assets from operations	(396,171)		(182,018)
Dividends to Shareholders from
Net investment income
Class A	(6)		– 0	–
Advisor Class	(10,508)		– 0	–
Capital Stock Transactions
Net increase	– 0	–	5,000,000

Total increase (decrease)	(406,685)		4,817,982
Net Assets
Beginning of period	4,817,982		– 0	–

End of period (including undistributed net investment income of $12,258 and of $10,173, respectively)	$4,411,297		$4,817,982

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Growth Portfolio (the “Fund”), a non-diversified portfolio. Prior to January 20, 2015, the Fund was known as AllianceBernstein Emerging Markets Growth Portfolio. The Fund has authorized issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares. Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares are not currently being offered. As of June 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

18	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity

AB EMERGING MARKETS GROWTH PORTFOLIO •	19

Notes to Financial Statements

securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$528,972		$673,633		$	– 0	–	$1,202,605
Information Technology	151,165		997,254			– 0	–	1,148,419
Consumer Staples	17,002		708,445			– 0	–	725,447
Consumer Discretionary	159,279		403,447			– 0	–	562,726
Health Care	– 0	–	285,858			– 0	–	285,858
Industrials	56,118		110,136			– 0	–	166,254
Energy	– 0	–	138,477			– 0	–	138,477
Materials	42,723		36,153			– 0	–	78,876
Telecommunication Services	– 0	–	73,188			– 0	–	73,188
Short-Term Investments:
Investment Companies	5,198		– 0	–		– 0	–	5,198
Time Deposits	– 0	–	3,923			– 0	–	3,923

Total Investments in Securities	960,457		3,430,514	†		– 0	–	4,390,971
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$960,457		$3,430,514		$	– 0	–	$4,390,971

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see note A.1.

^	An amount of $93,755 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

AB EMERGING MARKETS GROWTH PORTFOLIO •	21

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

22	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $35,970 have been deferred and amortized on a straight line basis over a one year period from November 13, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.175% of the first $1 billion of the Fund’s average daily net assets, 1.05% of the next $1 billion up to $2 billion, 1.00% of the excess of $2 billion up to $3 billion, 0.90% of the excess of $3 billion up to $6 billion, and 0.85% of the excess of $6 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage

AB EMERGING MARKETS GROWTH PORTFOLIO •	23

Notes to Financial Statements

commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018; any fees waived and expenses borne by the Adviser from July 1, 2015 through June 30, 2016 are subject to repayment by the Fund until June 30, 2019; such waivers that are subject to repayment amounted to $155,421 and $215,507, respectively. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser prior to one year from the date the Fund’s shares are first offered to the public. For the year ended June 30, 2016 such waiver/reimbursement amounted to $215,507. Also, the Adviser is currently voluntarily waiving its management fee for the Fund in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time. For the year ended June 30, 2016, such waiver amounted to $2,106.

For the year ended June 30, 2016, the Adviser reimbursed the Fund $119 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, the Adviser voluntarily agreed to waive such fees that amounted to $60,185.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $104 for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual investment

24	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such waiver amounted to $3. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$	– 0	–	$1,385	$1,380	$5	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2016, amounted to $9,284, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,308,679		$3,266,668
U.S. government securities	– 0	–	– 0	–

AB EMERGING MARKETS GROWTH PORTFOLIO •	25

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$4,380,091

Gross unrealized appreciation	$346,337
Gross unrealized depreciation	(335,457)

Net unrealized appreciation	$10,880

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2016	November 13, 2014* to June 30, 2015	Year Ended June 30, 2016		November 13, 2014* to June 30, 2015

Class A
Shares sold	– 0 –	1,000	$	– 0 –	$10,000

Net increase	– 0 –	1,000	$	– 0 –	$10,000

26	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2016	November 13, 2014* to June 30, 2015	Year Ended June 30, 2016		November 13, 2014* to June 30, 2015

Class C
Shares sold	– 0 –	1,000	$	– 0 –	$10,000

Net increase	– 0 –	1,000	$	– 0 –	$10,000

Advisor Class
Shares sold	– 0 –	498,000	$	– 0 –	$4,980,000

Net increase	– 0 –	498,000	$	– 0 –	$4,980,000

*	Commencement of Operations.

NOTE F

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as subject to increased economic, political, and social instability, and regulatory or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is non-diversified, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk— In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB EMERGING MARKETS GROWTH PORTFOLIO •	27

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

NOTE H

Tax Information

The tax character of distributions paid during the fiscal year ended June 30, 2016 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$10,514	$	– 0	–

Total taxable distributions paid	$10,514	$	– 0	–

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,258
Accumulated capital and other losses	(603,314	)(a)
Unrealized appreciation/(depreciation)	8,777	(b)

Total accumulated earnings/(deficit)	$(582,279)

(a)	As of June 30, 2016, the Fund had a net capital loss carryforward of $603,314.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund had a net short-term capital loss carryforward of $292,658, and a net long-term capital loss carryforward of $310,656 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, contributions from the Adviser, and foreign currency reclassifications resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

28	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB EMERGING MARKETS GROWTH PORTFOLIO •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2016	November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 9.62	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00 (d)	(.00	)(d)
Net realized and unrealized loss on investment and foreign currency transactions	(.81)	(.38)
Contributions from Affiliates	.00 (d)	– 0	–

Net decrease in net asset value from operations	(.81)	(.38)

Less: Dividends
Dividends from net investment income	(.01)	– 0	–

Net asset value, end of period	$ 8.80	$ 9.62

Total Return
Total investment return based on net asset value(e)	(8.36)%	(3.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%	1.70	%(f)
Expenses, before waivers/reimbursements	8.24%	8.26	%(f)
Net investment income (loss)(c)	.03%	(.03	)%(f)
Portfolio turnover rate	77%	31%

See footnote summary on page 32.

30	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2016	November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 9.58	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)	(.05)
Net realized and unrealized loss on investment and foreign currency transactions	(.82)	(.37)
Contributions from Affiliates	.00 (d)	– 0	–

Net decrease in net asset value from operations	(.88)	(.42)

Net asset value, end of period	$ 8.70	$ 9.58

Total Return
Total investment return based on net asset value(e)	(9.19)%	(4.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.40%	2.45	%(f)
Expenses, before waivers/reimbursements	8.99%	9.01	%(f)
Net investment loss(c)	(.72)%	(.78	)%(f)
Portfolio turnover rate	77%	31%

See footnote summary on page 32.

AB EMERGING MARKETS GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor
	Year Ended June 30, 2016	November 13, 2014(a) to June 30, 2015
Net asset value, beginning of period	$ 9.64	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.01
Net realized and unrealized loss on investment and foreign currency transactions	(.82)	(.37)
Contributions from Affiliates	.00 (d)	– 0	–

Net decrease in net asset value from operations	(.80)	(.36)

Less: Dividends
Dividends from net investment income	(.02)	– 0	–

Net asset value, end of period	$ 8.82	$ 9.64

Total Return
Total investment return based on net asset value(e)	(8.27)%	(3.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,394	$4,799
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.45	%(f)
Expenses, before waivers/reimbursements	7.99%	8.01	%(f)
Net investment income(c)	.28%	.22	%(f)
Portfolio turnover rate	77%	31%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

32	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Emerging Markets Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Emerging Markets Growth Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period November 13, 2014 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Emerging Markets Growth Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period November 13, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

AB EMERGING MARKETS GROWTH PORTFOLIO •	33

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the taxable year ended June 30, 2016. For corporate shareholders 15.28% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2016, the Fund designates $46,618 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2016, $7,462 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $73,340.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

34	• AB EMERGING MARKETS GROWTH PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Laurent Saltiel(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the portfolio is made by the Adviser. Mr. Saltiel is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB EMERGING MARKETS GROWTH PORTFOLIO •	35

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

36	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2015)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

38	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

40	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 76 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB EMERGING MARKETS GROWTH PORTFOLIO •	41

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• AB EMERGING MARKETS GROWTH PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Laurent Saltiel 46	Vice President	Senior Vice President of the Adviser with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

AB EMERGING MARKETS GROWTH PORTFOLIO •	43

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

44	• AB EMERGING MARKETS GROWTH PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

AB EMERGING MARKETS GROWTH PORTFOLIO •	45

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate and the pro forma contractual advisory fee rate (reflecting a five basis point advisory fee waiver by the Adviser effective since the Fund’s inception) against a peer group median. The directors noted that the Adviser’s agreement to waive five basis points would continue until such time as the directors agreed that such waiver may be discontinued.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also considered that the fee schedule for a portfolio

46	• AB EMERGING MARKETS GROWTH PORTFOLIO

of Sanford C. Bernstein Fund, Inc. that invests in emerging market equity securities pursuing a different investment strategy is identical to the Fund’s fee schedule, and that the Adviser is currently waiving 2.5 basis points of the advisory fee payable by that portfolio under its contract.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors

AB EMERGING MARKETS GROWTH PORTFOLIO •	47

also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• AB EMERGING MARKETS GROWTH PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Emerging Markets Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;
2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB EMERGING MARKETS GROWTH PORTFOLIO •	49

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Emerging Markets Growth Portfolio[5]	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $3 billion 0.85% on the balance	$4.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $44,850 (0.916% of the Portfolio’s average daily net assets) for such services, but the Adviser waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Emerging Markets Growth Portfolio	Advisor Class A Class C	1.45% 1.70% 2.45%	7.37% 7.62% 8.39%	June 30 (ratios as of December 31, 2015)

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

5	The Adviser is currently voluntarily waiving 0.05% of its advisory fee for the Portfolio, although the waiver may be terminated by the Adviser at any time.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

50	• AB EMERGING MARKETS GROWTH PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AB institutional fee

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB EMERGING MARKETS GROWTH PORTFOLIO •	51

schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.9

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Growth Portfolio	$4.2	Emerging Markets Growth 1.00% on 1st $25 million 0.90% on next $25 million 0.75% on the balance Minimum account size: $25m	1.000%	1.125%

The Adviser manages Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), which has a somewhat similar investment style as Emerging Markets Growth Portfolio. The advisory fee schedule of the SCB Fund portfolio is set forth in the table below. The Adviser is currently waiving 2.5 basis points of the advisory fee.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Growth Portfolio	Emerging Markets Portfolio	1.175% on 1st $1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $1 billion 0.85% thereafter The Adviser is waiving 2.5 basis points in advisory fees effective through October 31, 2016	1.150%	1.125%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Markets Growth Portfolio, the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Emerging Markets Growth Portfolio	Emerging Markets Growth Portfolio Class A Class I (Institutional)	1.70% 0.90%

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

52	• AB EMERGING MARKETS GROWTH PORTFOLIO

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee
Emerging Markets Growth Portfolio	AB Emerging Markets Growth Equity Fund[11],[12]	0.80%
	AB Emerging Markets Growth Stock A / B	0.90%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2015 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Emerging Markets Growth Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.65% of average daily net assets	0.650%	1.125%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

11	The ITM fund is privately placed or institutional.

12	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its distributor/manager in addition to the all-in fee of 0.80%.

AB EMERGING MARKETS GROWTH PORTFOLIO •	53

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13,14 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
Emerging Markets Growth Portfolio	1.175	1.100	13/14
Pro-forma[18]	1.125	1.100	11/14

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

17	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Pro-forma contractual management fee reflects the Portfolio’s 5 basis points advisory fee waiver.

54	• AB EMERGING MARKETS GROWTH PORTFOLIO

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.19

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Emerging Markets Growth Portfolio	1.700	1.616	9/14	1.650	55/89

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2015.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act

19	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB EMERGING MARKETS GROWTH PORTFOLIO •	55

restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI did not receive any front-end sales charges, Rule 12b-1 and CDSC fees from the Portfolio.

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $0 in fees from the Portfolio.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

56	• AB EMERGING MARKETS GROWTH PORTFOLIO

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB EMERGING MARKETS GROWTH PORTFOLIO •	57

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance return and rankings23 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended February 29, 2016.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Emerging Markets Growth Portfolio
1 year	-23.51	-22.78	-21.17	9/14	91/128

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

23	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance returns of the Portfolio were provided by Broadridge.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• AB EMERGING MARKETS GROWTH PORTFOLIO

		Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Emerging Markets Growth Portfolio	-23.51	-19.16	13.66	-1.80	1
MSCI Emerging Markets Index	-23.41	-18.50	16.86	-1.42	1
Inception Date: November 13, 2014

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

AB EMERGING MARKETS GROWTH PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

60	• AB EMERGING MARKETS GROWTH PORTFOLIO

AB Family of Funds

AB EMERGING MARKETS GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMG-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by AllianceBernstein L.P. (the “Adviser”) to offer good prospects for attractive returns relative to the general stock market. The Adviser will seek companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser will consider include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser will not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies will frequently include companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”, net) for the six- and 12-month periods ended June 30, 2016.

All share classes underperformed the benchmark for the six-month period; for the 12-month period, Class C shares underperformed while Class A and Advisor Class shares outperformed, before sales charges.

Performance during the 12-month period was driven by stock selection, while sector selection and currency selection were negative, versus the benchmark. Stock selection contributed in the financials and technology sectors, and detracted in the consumer staples and health care sectors. An overweight in the financials sector detracted, while an underweight in the materials sector contributed. An underweight to Japan contributed to performance, while an overweight to Brazil detracted. The Fund’s underweight in the Japanese yen was a notable detractor from returns.

For the six-month period, security selection again contributed, while sector and currency positioning detracted,

AB GLOBAL CORE EQUITY PORTFOLIO •	1

versus the benchmark. Security selection in the financials and consumer discretionary sectors contributed, while selection in the health care and energy sectors detracted. An underweight in energy and financials detracted, while an underweight in consumer discretionary contributed. An underweight to Japan contributed to performance, while an overweight to Germany detracted. Currency selection was negative, due to underweights to the Japanese yen and Canadian dollar, while an overweight to the Russian ruble contributed.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Global stocks fell against an increasingly choppy market backdrop over the 12-month period. US equities led on a relative basis while outside the US, both international and emerging-market equities struggled.

At the outset, concerns over a global economic slowdown—prompted by an unexpected devaluation in China’s currency—sparked a sharp pullback in equity markets. However, by the end of 2015, markets bounced back and the picture looked sufficiently brighter. The US Federal Reserve (the “Fed”) made its first official rate hike in nearly a decade in December, which both equity and bond investors generally accepted smoothly, though slower than expected US economic data then pushed out expectations for a Fed rate hike for the rest of 2016. In contrast, the European Central Bank (“ECB”) maintained an easing bias through the period, and global central banks cut rates with some, including the Bank of Japan and ECB, dipping into negative rate territory.

Equity markets retreated in the beginning of 2016, as ongoing worries over China—as well as sluggish global demand and an excess of oil—unsettled investors. As the period drew to a close, volatility in Europe (and globally) spiked sharply in June as the UK voted to leave the European Union. Global equity markets tumbled, then recovered yet again, as accommodative signs from the world’s central banks helped investors look past the UK’s decision.

2	• AB GLOBAL CORE EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular fund, such as global macro, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL CORE EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIOD ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Core Equity Portfolio
Class A	1.04%	-3.40%

Class C	0.73%	-4.09%

Advisor Class*	1.14%	-3.17%

MSCI ACWI	1.23%	-3.73%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/12/14* TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Core Equity Portfolio Class A shares (from 11/12/2014* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 11/12/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL CORE EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.40%	-7.50%
Since Inception*	-1.07%	-3.65%

Class C Shares
1 Year	-4.09%	-5.05%
Since Inception*	-1.80%	-1.80%

Advisor Class Shares†
1 Year	-3.17%	-3.17%
Since Inception*	-0.84%	-0.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.84%, 4.73% and 2.43% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through June 30, 2015 may be reimbursed by the Fund until June 30, 2018. Any fees waived and expenses borne by the Adviser from July 1, 2015 through January 20, 2016 may be reimbursed by the Fund until June 30, 2019. In any case, no reimbursement will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 11/12/2014.

†

Please note that Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL CORE EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.50%
Since Inception*	-3.65%

Class C Shares
1 Year	-5.05%
Since Inception*	-1.80%

Advisor Class Shares†
1 Year	-3.17%
Since Inception*	-0.84%

*	Inception date: 11/12/2014.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB GLOBAL CORE EQUITY PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.40	$5.75	1.15%
Hypothetical**	$1,000	$1,019.14	$5.77	1.15%
Class C
Actual	$1,000	$1,007.30	$9.48	1.90%
Hypothetical**	$1,000	$1,015.42	$9.52	1.90%
Advisor Class
Actual	$1,000	$1,011.40	$4.50	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB GLOBAL CORE EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $157.6

*	All data are as of June 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Brazil, Israel, Kazakhstan, Russia and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GLOBAL CORE EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
UnitedHealth Group, Inc.	$8,501,511	5.4%
SAP SE	8,153,942	5.2
S&P Global, Inc.	7,005,902	4.5
Microsoft Corp.	6,782,021	4.3
Procter & Gamble Co. (The)	6,622,887	4.2
Service Corp. International/US	4,637,631	2.9
Kone Oyj – Class B	4,560,808	2.9
Dover Corp.	4,487,084	2.9
American Express Co.	4,464,948	2.8
Diageo PLC	4,265,161	2.7
	$59,481,895	37.8%

*	Long-term investments.

10	• AB GLOBAL CORE EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 22.8%
Banks – 3.4%
Citigroup, Inc.	34,210	$1,450,162
DBS Group Holdings Ltd.	175,900	2,074,023
Jyske Bank A/S	47,510	1,803,583

		5,327,768

Capital Markets – 3.2%
BlackRock, Inc. – Class A	4,676	1,601,670
Credit Suisse Group AG (REG)(a)	100,760	1,073,338
Goldman Sachs Group, Inc. (The)	15,470	2,298,533

		4,973,541

Consumer Finance – 2.8%
American Express Co.	73,485	4,464,948

Diversified Financial Services – 12.7%
Cielo SA	138,436	1,459,217
CME Group, Inc./IL – Class A	35,061	3,414,941
Japan Exchange Group, Inc.	161,900	1,864,032
London Stock Exchange Group PLC	42,350	1,438,988
Moody’s Corp.	38,569	3,614,301
S&P Global, Inc.	65,317	7,005,902
Singapore Exchange Ltd.	212,400	1,209,896

		20,007,277

Insurance – 0.7%
Arthur J Gallagher & Co.	24,071	1,145,780

		35,919,314

Information Technology – 17.2%
Communications Equipment – 0.9%
Cisco Systems, Inc.	49,572	1,422,221

Internet Software & Services – 2.8%
Alphabet, Inc. – Class C(a)	2,960	2,048,616
carsales.com Ltd.	255,821	2,370,124

		4,418,740

IT Services – 3.0%
Automatic Data Processing, Inc.	15,590	1,432,253
Visa, Inc. – Class A	43,906	3,256,508

		4,688,761

Software – 10.5%
Check Point Software Technologies Ltd.(a)	20,667	1,646,747
Microsoft Corp.	132,539	6,782,021
SAP SE	108,567	8,153,942

		16,582,710

		27,112,432

AB GLOBAL CORE EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 14.8%
Airlines – 0.7%
Japan Airlines Co., Ltd.	32,300	$1,039,175

Commercial Services & Supplies – 3.0%
Stericycle, Inc.(a)	21,470	2,235,457
Taiwan Secom Co., Ltd.	859,000	2,476,425

		4,711,882

Electrical Equipment – 3.3%
ABB Ltd. (REG)(a)	195,159	3,862,606
Schneider Electric SE (Paris)	23,073	1,346,095

		5,208,701

Machinery – 6.9%
Dover Corp.	64,730	4,487,084
Kone Oyj – Class B	98,825	4,560,808
Parker-Hannifin Corp.	16,893	1,825,289

		10,873,181

Professional Services – 0.9%
Recruit Holdings Co., Ltd.	40,400	1,475,978

		23,308,917

Consumer Discretionary – 12.3%
Diversified Consumer Services – 4.2%
Service Corp. International/US	171,510	4,637,631
Sotheby’s(b)	69,770	1,911,698

		6,549,329

Hotels, Restaurants & Leisure – 1.3%
Telepizza Group SA(a)(c)	324,256	2,015,121

Media – 3.9%
Omnicom Group, Inc.	36,990	3,014,315
RELX NV	183,990	3,183,144

		6,197,459

Textiles, Apparel & Luxury Goods – 2.9%
Christian Dior SE	7,730	1,238,282
NIKE, Inc. – Class B	33,623	1,855,990
Samsonite International SA	549,000	1,516,562

		4,610,834

		19,372,743

Health Care – 12.1%
Biotechnology – 3.7%
Biogen, Inc.(a)	8,270	1,999,851
Gilead Sciences, Inc.	44,601	3,720,616

		5,720,467

Health Care Providers & Services – 6.2%
Anthem, Inc.	9,915	1,302,236
UnitedHealth Group, Inc.	60,209	8,501,511

		9,803,747

12	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 2.2%
Novo Nordisk A/S – Class B	38,870	$2,093,262
Roche Holding AG	5,360	1,414,396

		3,507,658

		19,031,872

Consumer Staples – 7.8%
Beverages – 2.7%
Diageo PLC	152,678	4,265,161

Household Products – 4.2%
Procter & Gamble Co. (The)	78,220	6,622,887

Personal Products – 0.9%
L’Oreal SA	7,540	1,443,559

		12,331,607

Materials – 4.5%
Chemicals – 4.5%
BASF SE	48,244	3,699,289
Johnson Matthey PLC	27,500	1,031,449
Praxair, Inc.	21,130	2,374,801

		7,105,539

Energy – 3.6%
Energy Equipment & Services – 1.4%
Schlumberger Ltd.	27,970	2,211,868

Oil, Gas & Consumable Fuels – 2.2%
KazMunaiGas Exploration Production JSC (GDR)(a)(c)	207,608	1,492,701
LUKOIL PJSC (Sponsored ADR)	45,509	1,899,091

		3,391,792

		5,603,660

Utilities – 3.5%
Electric Utilities – 1.4%
Enersis Americas SA (Sponsored ADR)	148,682	1,275,691
Enersis Chile SA (ADR)	176,942	1,031,572

		2,307,263

Water Utilities – 2.1%
Guangdong Investment Ltd.	2,120,000	3,252,838

		5,560,101

Telecommunication Services – 0.8%
Wireless Telecommunication Services – 0.8%
KDDI Corp.	41,400	1,258,963

Total Common Stocks (cost $155,976,117)		156,605,148

AB GLOBAL CORE EQUITY PORTFOLIO •	13

Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(d)(e) (cost $752,341)		752,341	$752,341

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (1.45)%, 7/01/16	CHF	29	29,295
(1.224)%, 7/01/16	SEK	173	20,471
(0.55)%, 7/01/16	EUR	9	9,436
(0.33)%, 7/01/16	JPY	72	693
(0.25)%, 7/01/16	DKK	123	18,385
0.05%, 7/01/16	SGD	16	11,858
0.065%, 7/04/16	CAD	15	11,365
0.114%, 7/01/16	GBP	11	15,295
0.729%, 7/01/16	AUD	22	16,748
Wells Fargo, Grand Cayman Zero Coupon, 7/04/16	HKD	542	69,914

Total Time Deposits (cost $204,545)			203,460

Total Short-Term Investments (cost $956,886)			955,801

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $156,933,003)			157,560,949

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(d)(e) (cost $1,934,016)		1,934,016	1,934,016

Total Investments – 101.2% (cost $158,867,019)			159,494,965
Other assets less liabilities – (1.2)%			(1,932,297)

Net Assets – 100.0%			$157,562,668

14	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate market value of these securities amounted to $3,507,822 or 2.2% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $156,180,662)	$156,808,608	(a)
Affiliated issuers (cost $2,686,357—including investment of cash collateral for securities loaned of $1,934,016)	2,686,357
Cash	3,317
Foreign currencies, at value (cost $3,745)	3,762
Receivable for capital stock sold	782,124
Dividends and interest receivable	167,769

Total assets	160,451,937

Liabilities
Payable for collateral received on securities loaned	1,934,016
Payable for investment securities purchased and foreign currency transactions	759,992
Advisory fee payable	48,552
Payable for capital stock redeemed	29,970
Administrative fee payable	16,792
Transfer Agent fee payable	2,373
Distribution fee payable	202
Accrued expenses and other liabilities	97,372

Total liabilities	2,889,269

Net Assets	$157,562,668

Composition of Net Assets
Capital stock, at par	$1,620
Additional paid-in capital	163,433,687
Undistributed net investment income	1,481,188
Accumulated net realized loss on investment and foreign currency transactions	(7,980,430)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	626,603

	$ 157,562,668

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$939,317	96,798	$9.70	*

C	$15,838	1,638	$9.67

Advisor	$156,607,513	16,105,846	$9.72

(a)	Includes securities on loan with a value of $1,892,573 (See Note E).

*	The maximum offering price per share for Class A shares was $10.13, which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• AB GLOBAL CORE EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $166,474)	$3,251,411
Affiliated issuers	7,933
Securities lending income	36,212	$3,295,556

Expenses
Advisory fee (see Note B)	992,232
Distribution fee—Class A	887
Distribution fee—Class C	129
Transfer agency—Class A	142
Transfer agency—Class C	4
Transfer agency—Advisor Class	40,382
Registration fees	66,944
Custodian	66,456
Audit and tax	61,681
Administrative	61,426
Legal	40,110
Printing	23,386
Directors’ fees	21,941
Amortization of offering expenses	18,022
Miscellaneous	30,097

Total expenses	1,423,839
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(231,154)

Net expenses		1,192,685

Net investment income		2,102,871

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,882,997)
Foreign currency transactions		19,080
Net change in unrealized appreciation/depreciation on:
Investments		3,139,857
Foreign currency denominated assets and liabilities		287

Net loss on investment and foreign currency transactions		(4,723,773)

Net Decrease in Net Assets from Operations		$(2,620,902)

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2016	November 12, 2014* to June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,102,871	$558,282
Net realized gain (loss) on investment and foreign currency transactions	(7,863,917)	240,770
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,140,144	(2,513,541)

Net decrease in net assets from operations	(2,620,902)	(1,714,489)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,957)	(22)
Class C	– 0	–	(11)
Advisor Class	(1,198,525)	(12,500)
Net realized gain on investment and foreign currency transactions
Class A	(664)	– 0	–
Class C	(33)	– 0	–
Advisor Class	(349,964)	– 0	–
Capital Stock Transactions
Net increase	60,317,099	103,144,636

Total increase	56,145,054	101,417,614
Net Assets
Beginning of period	101,417,614	– 0	–

End of period (including undistributed net investment income of $1,481,188 and $554,454, respectively)	$157,562,668	$101,417,614

*	Commencement of operations.

See notes to financial statements.

18	• AB GLOBAL CORE EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a non-diversified portfolio. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Core Equity Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

AB GLOBAL CORE EQUITY PORTFOLIO •	19

Notes to Financial Statements

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

20	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB GLOBAL CORE EQUITY PORTFOLIO •	21

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$26,455,454		$9,463,860		$	– 0	–	$35,919,314
Information Technology	16,588,366		10,524,066			– 0	–	27,112,432
Industrials	11,024,255		12,284,662			– 0	–	23,308,917
Consumer Discretionary	13,434,755		5,937,988			– 0	–	19,372,743
Health Care	15,524,214		3,507,658			– 0	–	19,031,872
Consumer Staples	6,622,887		5,708,720			– 0	–	12,331,607
Materials	2,374,801		4,730,738			– 0	–	7,105,539
Energy	5,603,660		– 0	–		– 0	–	5,603,660
Utilities	2,307,263		3,252,838			– 0	–	5,560,101
Telecommunication Services	– 0	–	1,258,963			– 0	–	1,258,963
Short-Term Investments:
Investment Companies	752,341		– 0	–		– 0	–	752,341
Time Deposits	– 0	–	203,460			– 0	–	203,460
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,934,016		– 0	–		– 0	–	1,934,016

Total Investments in Securities	102,622,012		56,872,953	†		– 0	–	159,494,965
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$102,622,012		$56,872,953		$	– 0	–	$159,494,965

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	An amount of $1,795,680 was transferred from Level 2 to Level 1 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools was not used during the reporting period. There were no transfers from Level 1 to Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation

22	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

AB GLOBAL CORE EQUITY PORTFOLIO •	23

Notes to Financial Statements

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

24	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $48,725 were deferred and amortized on a straight line basis over a one year period starting from November 12, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion, and 0.60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2015 are subject to repayment by the Fund until June 30, 2018; any fees waived and expenses borne by the Adviser from July 1, 2015 through January 20, 2016 are subject to repayment by the Fund until June 30, 2019; such waivers that are subject to repayment amounted to $269,481 and $118,218, respectively. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before October 31, 2016. For the year ended June 30, 2016, such waiver/reimbursement amounted to $231,010.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, the reimbursement for such services amounted to $61,426.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $22,940 for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $126 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2016.

AB GLOBAL CORE EQUITY PORTFOLIO •	25

Notes to Financial Statements

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such waiver amounted to $72. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$1,173	$42,189	$42,610	$752	$2

Brokerage commissions paid on investment transactions for the year ended June 30, 2016 amounted to $121,337, none of which was paid to Sanford C. Bernstein & Co., LLC and none was paid to Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

26	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$128,411,482		$66,639,069
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$160,261,126

Gross unrealized appreciation	$7,694,115
Gross unrealized depreciation	(8,460,276)

Net unrealized appreciation	$(766,161)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions during the year ended June 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by

AB GLOBAL CORE EQUITY PORTFOLIO •	27

Notes to Financial Statements

cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 20, 2016, such cash collateral received was invested in AB Exchange Reserves. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2016, the Fund had securities on loan with a value of $1,892,573 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,934,016. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $36,212, $6,231 and $123 from the borrowers, AB Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended June 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of management fee assessed by the Government Money Market Portfolio. For the year ended June 30, 2016, such waiver amounted to $72. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the period July 1, 2015 to June 19, 2016 is as follows:

Market Value June 30, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 19, 2016 (000)
$	– 0	–	$31,778	$31,778	$	– 0	–

28	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 20, 2016 to June 30, 2016 is as follows:

Market Value June 20, 2016 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)
$	– 0	–	$2,230	$296	$1,934

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2016		November 12, 2014* to June 30, 2015		Year Ended June 30, 2016		November 12, 2014* to June 30, 2015

Class A
Shares sold	98,333		67,951		$973,417		$703,868

Shares issued in reinvestment of dividends and distributions	278		– 0	–	2,622		– 0	–

Shares redeemed	(6,505)		(63,259)		(64,145)		(645,879)

Net increase	92,106		4,692		$911,894		$57,989

Class C
Shares sold	505		1,132		$4,787		$11,350

Shares issued in reinvestment of dividends and distributions	1		– 0	–	7		– 0	–

Shares redeemed	– 0	–	– 0	–	– 0	–	– 0	–

Net increase	506		1,132		$4,794		$11,350

Advisor Class
Shares sold	8,300,996		10,564,104		$80,038,179		$109,221,271

Shares issued in reinvestment of dividends and distributions	154,237		– 0	–	1,457,540		– 0	–

Shares redeemed	(2,321,309)		(592,182)		(22,095,308)		(6,145,974)

Net increase	6,133,924		9,971,922		$59,400,411		$103,075,297

*	Commencement of operations.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more

AB GLOBAL CORE EQUITY PORTFOLIO •	29

Notes to Financial Statements

widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2016 and the fiscal period ended June 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,551,143	$12,533

Total taxable distributions paid	$1,551,143	$12,533

30	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,484,504
Accumulated capital and other losses	(6,589,640	)(a)
Unrealized appreciation/(depreciation)	(767,504	)(b)

Total accumulated earnings/(deficit)	$(5,872,640)

(a)	As of June 30, 2016, the Fund had a net capital loss carryforward of $6,589,640.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund had a net short-term capital loss carryforward of $6,392,240 and a net long-term capital loss carryforward of $197,400 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, foreign currency reclassifications, and the redesignation of dividends resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL CORE EQUITY PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2016	November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.51)	.11	†

Net increase (decrease) in net asset value from operations	(.35)	.17

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.10)	(.02)

Net asset value, end of period	$ 9.70	$ 10.15

Total Return
Total investment return based on net asset value(d)	(3.40)%	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$939	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15	%(e)
Expenses, before waivers/reimbursements	1.38%	2.84	%(e)
Net investment income(c)	1.64%	.90	%(e)
Portfolio turnover rate	51%	24%

See footnote summary on page 34.

32	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30, 2016	November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.11	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	.07	†

Net increase (decrease) in net asset value from operations	(.41)	.12

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.03)	(.01)

Net asset value, end of period	$ 9.67	$ 10.11

Total Return
Total investment return based on net asset value(d)	(4.09)%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90	%(e)
Expenses, before waivers/reimbursements	2.09%	4.73	%(e)
Net investment income(c)	.61%	.81	%(e)
Portfolio turnover rate	51%	24%

See footnote summary on page 34.

AB GLOBAL CORE EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2016	November 12, 2014(a) to June 30, 2015

Net asset value, beginning of period	$ 10.16	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	.01	†

Net increase (decrease) in net asset value from operations	(.33)	.19

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.03)	– 0	–

Total dividends and distributions	(.11)	(.03)

Net asset value, end of period	$ 9.72	$ 10.16

Total Return
Total investment return based on net asset value(d)	(3.17)%	1.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,608	$101,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90	%(e)
Expenses, before waivers/reimbursements	1.08%	2.43	%(e)
Net investment income(c)	1.59%	2.71	%(e)
Portfolio turnover rate	51%	24%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

34	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB Global Core Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Core Equity Portfolio (the “Fund”), one of the funds constituting AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period November 12, 2014 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Core Equity Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period November 12, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

AB GLOBAL CORE EQUITY PORTFOLIO •	35

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended June 30, 2016. For corporate shareholders, 46.96% of dividends paid qualify for the dividends received deduction.

For the taxable period ended June 30, 2016, the Fund designates $2,605,061 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

36	• AB GLOBAL CORE EQUITY PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David Dalgas(2), Vice President Kenneth Graversen(2), Vice President Klaus Ingemann(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Investment Policy Team portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas, Graversen, and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	37

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB GLOBAL CORE EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2015)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	108	None

AB GLOBAL CORE EQUITY PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2015)	Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB GLOBAL CORE EQUITY PORTFOLIO •	43

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

David Dalgas 45	Vice President	Senior Vice President of the Adviser** since 2014 and Chief Investment Officer of AB Global Core Equity. Previously he served as Head of Equities, Chief Investment Officer of CPH Capital Fondsmæglerselskab A/S (“CPH Capital”), which he cofounded in 2011. Prior thereto, he was Head of Equities at BankInvest, beginning prior to 2011.

Kenneth Graversen 51	Vice President	Senior Vice President of the Adviser** since 2014. Previously he was a member of the investment board of CPH Capital which he cofounded in 2011. Prior thereto, he was chief portfolio manager and a member of the investment board at BankInvest, beginning prior to 2011.

Klaus Ingemann 42	Vice President	Senior Vice President of the Adviser** since 2014. Previously, he was an executive member of the investment board of CPH Capital which he cofounded in 2011. Prior thereto, he was chief portfolio manager and a member of the investment board at BankInvest, beginning prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

AB GLOBAL CORE EQUITY PORTFOLIO •	45

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

46	• AB GLOBAL CORE EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

AB GLOBAL CORE EQUITY PORTFOLIO •	47

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by

48	• AB GLOBAL CORE EQUITY PORTFOLIO

the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements

AB GLOBAL CORE EQUITY PORTFOLIO •	49

for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• AB GLOBAL CORE EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB Global Core Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors in May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	51

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Global Core Equity Portfolio	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$150.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $45,588 (0.139% of the Portfolio’s average daily net assets) for such services, but the Adviser waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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Adviser upon 60 days’ prior notice by the Adviser. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Global Core Equity Portfolio	Advisor Class A Class C	0.90 1.15 1.90	% % %	1.08 1.32 2.09	% % %	June 30 (ratios as of December 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

AB GLOBAL CORE EQUITY PORTFOLIO •	53

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to AB institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.8

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Global Core Equity Portfolio	$150.5	Global Core Equity 0.80% on 1st $25 million 0.60% on next $50 million 0.50% on the balance Minimum account size: $50m	0.566%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Core Equity, a Luxembourg fund that has a somewhat similar investment style as the Portfolio

Portfolio	Luxembourg Fund	Fee[9]
Global Core Equity Portfolio	Global Core Equity
	Class A2	1.50%
	Class I2 (Institutional)	0.70%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

54	• AB GLOBAL CORE EQUITY PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB GLOBAL CORE EQUITY PORTFOLIO •	55

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EG of the Portfolio to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Global Core Equity Portfolio[15]	0.750	0.825	3/13

However, because Broadridge had expanded the EG of the Portfolio, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Core Equity Portfolio[17]	1.150	1.342	3/13	1.384	7/51

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	The Portfolio’s EG includes the Portfolio, eight other Global Multi-Cap Growth (“GMLG”) funds, and four Global Multi-Cap Core (“GMLC”) funds.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

17	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load GMLG and GMLC, excluding outliers.

56	• AB GLOBAL CORE EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2015.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $16, $139 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $7,558 in fees from the Portfolio.

AB GLOBAL CORE EQUITY PORTFOLIO •	57

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

58	• AB GLOBAL CORE EQUITY PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance return and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended February 29, 2016.23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. Performance returns of the Portfolio were provided by Broadridge.

22	The Portfolio’s PG/PU is not identical to the EG/EU as the criteria for including/excluding a Portfolio from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

AB GLOBAL CORE EQUITY PORTFOLIO •	59

Global Core Equity Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-10.88	-10.88	-11.54	5/9	14/37

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Global Core Equity Portfolio	-10.88	-6.17	11.23	-0.93	1
MSCI AC World Index	-12.32	-7.29	12.93	-0.91	1
Inception Date: November 12, 2014

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• AB GLOBAL CORE EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB GLOBAL CORE EQUITY PORTFOLIO •	61

AB Family of Funds

NOTES

62	• AB GLOBAL CORE EQUITY PORTFOLIO

NOTES

AB GLOBAL CORE EQUITY PORTFOLIO •	63

NOTES

64	• AB GLOBAL CORE EQUITY PORTFOLIO

NOTES

AB GLOBAL CORE EQUITY PORTFOLIO •	65

NOTES

66	• AB GLOBAL CORE EQUITY PORTFOLIO

NOTES

AB GLOBAL CORE EQUITY PORTFOLIO •	67

NOTES

68	• AB GLOBAL CORE EQUITY PORTFOLIO

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GCE-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB International Strategic Core Portfolio (the “Fund”), for the period since the Fund’s inception through June 30, 2016. The Fund commenced operations on July 29, 2015.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund will invest in companies that are determined by AllianceBernstein L.P. (the “Adviser”) offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser will consider in this regard will include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. The Adviser will seek to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund will primarily invest in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) net, for the six-month period ended June 30, 2016, and the period since the Fund’s inception on July 29, 2015 through June 30, 2016.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the period since inception, security selection drove returns, relative to the benchmark. Security selection was

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	1

strong across most sectors, particularly in the consumer discretionary, consumer staples and technology sectors; while stock selection in the utilities sector detracted. Sector selection was also positive, helped by an underweight to financials and an overweight to telecom, while an overweight in consumer discretionary and an underweight in energy detracted. An underweight to Japan contributed, while an overweight to Israel detracted.

For the six-month period, performance was again driven by stock selection, especially in the consumer discretionary and consumer staples sectors, while stock selection in the industrials and utilities sectors detracted, relative to the benchmark. An underweight to financials and an overweight in telecom contributed, while overweights in technology and consumer discretionary detracted. An underweight to Japan contributed, while an overweight to Israel detracted.

The Fund utilized derivatives in the form of forwards for hedging and investment purposes, which added to absolute performance for both periods.

Market Review and Investment Strategy

International stocks fell against an increasingly choppy market backdrop over the period since the Fund’s inception through June 30, 2016. At the outset, concerns over a global economic slowdown—prompted by an unexpected devaluation in China’s currency—sparked a sharp pullback in equity markets. However, by the end of

2015, markets bounced back and the picture looked sufficiently brighter. The US Federal Reserve (the “Fed”) made its first official rate hike in nearly a decade in December, which both equity and bond investors generally accepted smoothly. In contrast, the European Central Bank (“ECB”) maintained an easing bias and global central banks cut rates, with some, including the Bank of Japan and ECB, dipping into negative rate territory.

At the beginning of 2016, ongoing worries over China—as well as sluggish global demand and an excess of oil—unsettled investors. As the period drew to a close, volatility in Europe (and globally) spiked sharply as the UK voted to leave the European Union. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Global equity markets tumbled, then recovered yet again, as accommodative signs from the world’s central banks helped investors look past the UK’s decision.

The Fund’s Senior Investment Management Team (the “Team”) continues to carefully monitor how the Fund’s holdings are reacting to the uncertainty and heightened market volatility created by the UK’s vote and are analyzing where markets may have overreacted and created significant new return opportunities. The Team believes that high-quality companies with stable cash flows are a good way to navigate volatility, while mitigating the risk of rising interest rates.

2	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI EAFE Index (free float-adjusted market-capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB International Strategic Core Portfolio
Class A	0.82%	-0.84%

Class C	0.41%	-1.55%

Advisor Class†	0.93%	-0.63%

MSCI EAFE Index (net)	-4.42%	-11.14%

*    Inception date: 7/29/2015.

†      This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/29/15* TO 6/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Strategic Core Portfolio Class A shares (from 7/29/2015* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 7/29/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	-0.84%	-5.02%

Class C Shares
Since Inception*	-1.55%	-2.53%

Advisor Class Shares†
Since Inception*	-0.63%	-0.63%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.53%, 2.30% and 1.28% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95% and 0.95% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 16, 2017. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 7/29/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
Since Inception*	-5.02%

Class C Shares
Since Inception*	-2.53%

Advisor Class Shares†
Since Inception*	-0.63%

*	Inception date: 7/29/2015.

†	This share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.20	$5.99	1.20%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%
Class C
Actual	$1,000	$1,004.10	$9.72	1.95%
Hypothetical**	$1,000	$1,015.17	$9.77	1.95%
Advisor Class
Actual	$1,000	$1,009.30	$4.75	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.0

*	All data are as of June 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Belgium, Denmark, Finland, Portugal, Singapore, Spain, Sweden and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
British American Tobacco PLC	$90,761	3.0%
Roche Holding AG	81,803	2.7
Tatts Group Ltd.	75,138	2.5
Wolters Kluwer NV	69,645	2.3
Reckitt Benckiser Group PLC	67,182	2.3
Nippon Telegraph & Telephone Corp.	65,653	2.2
RELX PLC	63,898	2.1
Imperial Brands PLC	61,825	2.1
HKT Trust & HKT Ltd. – Class SS	60,633	2.0
NN Group NV	58,911	2.0
	$695,449	23.2%

*	Long-term investments.

10	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.9%
Financials – 19.6%
Banks – 8.8%
Bank Hapoalim BM	4,300	$21,663
Commonwealth Bank of Australia	270	15,155
Danske Bank A/S	830	21,846
Hang Seng Bank Ltd.	3,000	51,497
Mitsubishi UFJ Financial Group, Inc.	5,200	23,311
Oversea-Chinese Banking Corp., Ltd.	3,400	22,107
Resona Holdings, Inc.	7,000	25,584
Royal Bank of Canada	400	23,636
Seven Bank Ltd.	13,300	41,282
Sumitomo Mitsui Financial Group, Inc.	600	17,325

		263,406

Capital Markets – 0.9%
Partners Group Holding AG	60	25,714

Diversified Financial Services – 2.7%
Euronext NV(a)	970	35,584
IG Group Holdings PLC	4,300	46,562

		82,146

Insurance – 6.1%
Direct Line Insurance Group PLC	5,060	23,393
Euler Hermes Group	630	52,319
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	210	35,216
NN Group NV	2,140	58,911
Sampo Oyj – Class A	330	13,496

		183,335

Real Estate Management & Development – 1.1%
Sino Land Co., Ltd.	20,000	32,930

		587,531

Consumer Discretionary – 16.8%
Automobiles – 1.3%
Fuji Heavy Industries Ltd.	1,100	37,811

Hotels, Restaurants & Leisure – 5.2%
Aristocrat Leisure Ltd.	4,730	49,206
Tabcorp Holdings Ltd.	9,570	32,967
Tatts Group Ltd.	26,110	75,138

		157,311

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	500	12,903

Media – 9.0%
CTS Eventim AG & Co. KGaA	440	13,451
Informa PLC	1,540	15,017
RELX PLC	3,470	63,898
Sky PLC	1,050	11,932

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Thomson Reuters Corp.	1,120	$45,313
Wolters Kluwer NV	1,720	69,645
WPP PLC	2,380	49,602

		268,858

Specialty Retail – 0.4%
WH Smith PLC	510	10,714

Textiles, Apparel & Luxury Goods – 0.5%
Yue Yuen Industrial Holdings Ltd.	4,000	15,957

		503,554

Consumer Staples – 12.7%
Food & Staples Retailing – 2.8%
Alimentation Couche-Tard, Inc. – Class B	350	15,030
Axfood AB	1,210	23,241
Koninklijke Ahold NV	770	17,004
Loblaw Cos., Ltd.	550	29,421

		84,696

Food Products – 2.6%
Nestle SA (REG)	290	22,469
Salmar ASA	1,830	54,457

		76,926

Household Products – 2.2%
Reckitt Benckiser Group PLC	670	67,182

Tobacco – 5.1%
British American Tobacco PLC	1,400	90,761
Imperial Brands PLC	1,140	61,825

		152,586

		381,390

Information Technology – 12.1%
Communications Equipment – 0.7%
VTech Holdings Ltd.	2,000	21,111

Internet Software & Services – 1.1%
Moneysupermarket.com Group PLC	8,950	32,427

IT Services – 3.9%
Amadeus IT Holding SA – Class A	1,180	51,989
CGI Group, Inc. – Class A(b)	390	16,660
Obic Co., Ltd.	200	11,009
SCSK Corp.	1,000	37,460

		117,118

Software – 6.4%
Check Point Software Technologies Ltd.(b)	260	20,717
Constellation Software, Inc./Canada	50	19,351
Nice Ltd.	660	41,998
Oracle Corp. Japan	1,100	58,655
Sage Group PLC (The)	1,850	15,991
SAP SE	480	36,050

		192,762

		363,418

12	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.2%
Biotechnology – 1.5%
CSL Ltd.	550	$46,383

Health Care Equipment & Supplies – 0.8%
Cochlear Ltd.	260	23,722

Pharmaceuticals – 8.9%
Novartis AG (REG)	190	15,682
Ono Pharmaceutical Co., Ltd.	500	21,781
Recordati SpA	1,950	58,655
Roche Holding AG	310	81,803
Sanofi	460	38,218
Teva Pharmaceutical Industries Ltd.	990	50,104

		266,243

		336,348

Telecommunication Services – 8.0%
Diversified Telecommunication Services – 8.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	25,605	50,722
HKT Trust & HKT Ltd. – Class SS	42,000	60,633
Nippon Telegraph & Telephone Corp.	1,400	65,653
Singapore Telecommunications Ltd.	7,000	21,620
Telenor ASA	1,010	16,719
Telstra Corp., Ltd.	5,650	23,615

		238,962

Industrials – 7.9%
Aerospace & Defense – 0.9%
QinetiQ Group PLC	9,430	27,993

Air Freight & Logistics – 0.6%
bpost SA	720	18,431

Airlines – 2.9%
Japan Airlines Co., Ltd.	900	28,956
Ryanair Holdings PLC (Sponsored ADR)	817	56,814

		85,770

Commercial Services & Supplies – 0.5%
Rentokil Initial PLC	5,730	14,797

Machinery – 1.2%
KION Group AG	720	34,897

Professional Services – 1.8%
Experian PLC	2,850	54,070

		235,958

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Royal Dutch Shell PLC – Class B	2,110	58,296
TOTAL SA	956	45,846

		104,142

Materials – 2.6%
Chemicals – 1.3%
Givaudan SA (REG)	20	40,270

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 1.3%
Amcor Ltd./Australia	3,500	$39,353

		79,623

Utilities – 0.5%
Electric Utilities – 0.5%
EDP – Energias de Portugal SA	4,900	15,002

Total Common Stocks (cost $2,876,784)		2,845,928

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(c)(d) (cost $62,128)	62,128	62,128

Total Investments – 97.0% (cost $2,938,912)		2,908,056
Other assets less liabilities – 3.0%		90,922

Net Assets – 100.0%		$2,998,978

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	99	USD	75	7/15/16	$1,227
Brown Brothers Harriman & Co.	CAD	189	USD	143	7/15/16	(2,843)
Brown Brothers Harriman & Co.	EUR	17	USD	20	7/15/16	634
Brown Brothers Harriman & Co.	GBP	43	USD	61	7/15/16	4,183
Brown Brothers Harriman & Co.	HKD	661	USD	85	7/15/16	38
Brown Brothers Harriman & Co.	ILS	577	USD	153	7/15/16	3,104
Brown Brothers Harriman & Co.	NOK	347	USD	42	7/15/16	186
Brown Brothers Harriman & Co.	SEK	192	USD	24	7/15/16	987
Brown Brothers Harriman & Co.	SGD	32	USD	24	7/15/16	(51)
Brown Brothers Harriman & Co.	USD	7	CAD	9	7/15/16	(222)
Brown Brothers Harriman & Co.	USD	78	CHF	74	7/15/16	(1,854)
Brown Brothers Harriman & Co.	USD	233	EUR	204	7/15/16	(6,322)
Brown Brothers Harriman & Co.	USD	30	GBP	21	7/15/16	(2,003)
Brown Brothers Harriman & Co.	USD	12	HKD	94	7/15/16	(7)
Brown Brothers Harriman & Co.	USD	258	JPY	27,843	7/15/16	11,272
Brown Brothers Harriman & Co.	USD	87	SEK	709	7/15/16	(3,417)
Brown Brothers Harriman & Co.	GBP	20	USD	29	10/19/16	2,778
Brown Brothers Harriman & Co.	HKD	193	USD	25	10/19/16	1
Goldman Sachs Bank USA	CNY	95	USD	15	7/15/16	266
Royal Bank of Scotland PLC	USD	14	CNY	95	7/15/16	(157)

						$7,800

14	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the market value of this security amounted to $35,584 or 1.2% of net assets.

(b)	Non-income producing security.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,876,784)	$2,845,928
Affiliated issuers (cost $62,128)	62,128
Foreign currencies, at value (cost $8,816)	8,824
Receivable for investment securities sold and foreign currency transactions	116,455
Receivable from Adviser	97,674
Unrealized appreciation on forward currency exchange contracts	24,676
Dividends and interest receivable	9,065
Prepaid expenses	4,502
Receivable for capital stock sold	114

Total assets	3,169,366

Liabilities
Audit and tax fee payable	48,405
Payable for investment securities purchased and foreign currency transactions	33,525
Custody fee payable	25,057
Unrealized depreciation on forward currency exchange contracts	16,876
Legal fee payable	16,217
Printing fee payable	9,425
Transfer Agent fee payable	35
Distribution fee payable	19
Accrued expenses and other liabilities	20,829

Total liabilities	170,388

Net Assets	$2,998,978

Composition of Net Assets
Capital stock, at par	$31
Additional paid-in capital	3,056,819
Undistributed net investment income	85,236
Accumulated net realized loss on investment and foreign currency transactions	(120,386)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(22,722)

$2,998,978

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$57,213	5,847	$9.79	*

C	$9,750	1,000	$9.75

Advisor	$2,932,015	299,292	$9.80

*	The maximum offering price per share for Class A shares was $10.22, which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from July 29, 2015(a) to June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,038)	$87,255
Affiliated issuers	127
Interest	20	$87,402

Expenses
Advisory fee (see Note B)	20,045
Distribution fee—Class A	45
Distribution fee—Class C	89
Transfer agency—Class A	1
Transfer agency—Advisor Class	235
Custodian	65,082
Registration fees	61,627
Administrative	56,507
Audit and tax	53,111
Amortization of offering expenses	52,312
Legal	26,615
Directors’ fees	21,938
Printing	9,425
Miscellaneous	24,932

Total expenses	391,964
Less: expenses waived and reimbursed by the Adviser (see Note B)	(366,453)

Net expenses		25,511

Net investment income		61,891

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(120,386)
Foreign currency transactions		59,934
Net change in unrealized appreciation/depreciation on:
Investments		(30,856)
Foreign currency denominated assets and liabilities		8,134

Net loss on investment and foreign currency transactions		(83,174)

Net Decrease in Net Assets from Operations		$(21,283)

(a)	Commencement of operations.

See notes to financial statements.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

July 29, 2015(a) to June 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$61,891
Net realized loss on investment and foreign currency transactions	(60,452)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(22,722)

Net decrease in net assets from operations	(21,283)
Dividends to Shareholders from
Net investment income
Class A	(124)
Class C	(93)
Advisor Class	(39,783)
Capital Stock Transactions
Net increase	3,060,261

Total increase	2,998,978
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $85,236)	$2,998,978

(a)	Commencement of operations.

See notes to financial statements.

18	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a non-diversified portfolio. AB International Strategic Core Portfolio commenced operations on July 29, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	19

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

20	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	21

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$23,636		$563,895		$	– 0	–	$587,531
Consumer Discretionary	45,313		458,241			– 0	–	503,554
Consumer Staples	44,451		336,939			– 0	–	381,390
Information Technology	56,728		306,690			– 0	–	363,418
Health Care	– 0	–	336,348			– 0	–	336,348
Telecommunication Services	60,633		178,329			– 0	–	238,962
Industrials	56,814		179,144			– 0	–	235,958
Energy	– 0	–	104,142			– 0	–	104,142
Materials	– 0	–	79,623			– 0	–	79,623
Utilities	– 0	–	15,002			– 0	–	15,002
Short-Term Investments:
Investment Companies	62,128		– 0	–		– 0	–	62,128

Total Investments in Securities	349,703		2,558,353	†		– 0	–	2,908,056
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	24,676			– 0	–	24,676
Liabilities
Forward Currency Exchange Contracts	– 0	–	(16,876)			– 0	–	(16,876)

Total	$349,703		$2,566,153		$	– 0	–	$2,915,856

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

22	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	23

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns the current tax year, and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $56,814 were deferred and amortized on a straight line basis over a one year period starting from July 29, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense

24	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

Caps”) to 1.20%, 1.95% and .95% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through June 30, 2016 are subject to repayment by the Fund until June 30, 2019; such waiver that is subject to repayment amounted to $309,933. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before February 16, 2017. For the period ended June 30, 2016, such waiver/reimbursement amounted to $309,933.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $56,507.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $233 for the period ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the period ended June 30, 2016, such waiver amounted to $13. A summary of the Fund’s transactions in

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	25

Notes to Financial Statements

shares of Government Money Market Portfolio for the period ended June 30, 2016 is as follows:

Market Value July 29, 2015* (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)

$ – 0	–	$3,591	$3,529	$62	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2016 amounted to $4,135, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,469,549		$1,472,385
U.S. government securities	– 0	–	– 0	–

26	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$2,940,006

Gross unrealized appreciation	$160,782
Gross unrealized depreciation	(192,732)

Net unrealized depreciation	$(31,950)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended June 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	27

Notes to Financial Statements

and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the period ended June 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$24,676	Unrealized depreciation on forward currency exchange contracts	$16,876

Total		$24,676		$16,876

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation on foreign currency denominated assets and liabilities	$54,582	$7,800

Total		$54,582	$7,800

28	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended June 30, 2016:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$635,669
Average principal amount on sale contracts	$630,601

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Brown Brothers Harriman & Co.	$24,410	$(16,719)		$	– 0	–	$	– 0	–	$7,691
Goldman Sachs Bank USA	266	– 0	–		– 0	–		– 0	–	266

Total	$24,676	$(16,719)		$	– 0	–	$	– 0	–	$7,957	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Brown Brothers Harriman & Co.	$16,719	$(16,719)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	157	– 0	–		– 0	–		– 0	–		157

Total	$16,876	$(16,719)		$	– 0	–	$	– 0	–		$157	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	29

Notes to Financial Statements

or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 29, 2015* to June 30, 2016	July 29, 2015* to June 30, 2016

Class A
Shares sold	5,847	$57,757

Net increase	5,847	$57,757

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	299,292	$2,992,502

Net increase	299,292	$2,992,502

*	Commencement of operations.

At June 30, 2016 the Adviser owned approximately 98.0% of the Fund’s outstanding shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

30	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended June 30, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$40,000

Total taxable distributions paid	$40,000

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,056
Accumulated capital and other losses	(119,292	)(a)
Unrealized appreciation/(depreciation)	(31,636	)(b)

Total accumulated earnings/(deficit)	$(57,872)

(a)	As of June 30, 2016, the Fund had a net capital loss carryforward of $119,292.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund had a net short-term

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	31

Notes to Financial Statements

capital loss carryforward of $119,292 which may be carried forward for an indefinite period.

During the fiscal period, permanent differences primarily due to the tax treatment of offering costs and foreign currency reclassifications resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 7, 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

32	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26
Net realized and unrealized loss on investment and foreign currency transactions	(.35)

Net decrease in net asset value from operations	(.09)

Less: Dividends
Dividends from net investment income	(.12)

Net asset value, end of period	$ 9.79

Total Return
Total investment return based on net asset value(d)	(0.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%
Expenses, before waivers/reimbursements(e)	23.67%
Net investment income(c)(e)	2.87%
Portfolio turnover rate	52%

See footnote summary on page 35.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12
Net realized and unrealized loss on investment and foreign currency transactions	(.28)

Net decrease in net asset value from operations	(.16)

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 9.75

Total Return
Total investment return based on net asset value(d)	(1.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.95%
Expenses, before waivers/reimbursements(e)	15.57%
Net investment income(c)(e)	1.31%
Portfolio turnover rate	52%

See footnote summary on page 35.

34	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 29, 2015(a) to June 30, 2016

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21
Net realized and unrealized loss on investment and foreign currency transactions	(.28)

Net decrease in net asset value from operations	(.07)

Less: Dividends
Dividends from net investment income	(.13)

Net asset value, end of period	$ 9.80

Total Return
Total investment return based on net asset value(d)	(0.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,932
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%
Expenses, before waivers/reimbursements(e)	14.60%
Net investment income(c)(e)	2.32%
Portfolio turnover rate	52%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and the Shareholders of AB International Strategic Core Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Strategic Core Portfolio (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 29, 2015 (commencement of operations) to June 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Strategic Core Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at June 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period July 29, 2015 (commencement of operations) to June 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

36	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2016.

For the taxable period ended June 30, 2016, the Fund designates $90,685 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2016, $9,868 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $97,208.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	37

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer Joseph J. Mantineo, Treasurer and Chief Financial Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2015)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2015)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

40	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2015)	Private Investor since prior to 201 I. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (2015)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2015)	Chairman of the Board of SRC Computers, Inc. (semi-conductors). with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2015)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

42	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2015)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2015)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

44	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	45

Management of the Fund

Officer Information

Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kent W. Hargis 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Sammy Suzuki 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAl”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

46	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”) in respect of AB International Strategic Core Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its investment objective by investing primarily in equity securities. The Portfolio will, under normal circumstances, focus its investments in securities of non-U.S. companies, and invest in companies in at least three countries other than the U.S.

The Portfolio will invest in companies that are determined by the Adviser to offer long term sustainability profitability, price stability, and attractive valuations. The Adviser will employ an integrated approach that combines both fundamental and quantitative research to identify attractive opportunities.3 The Adviser believes that this approach will result in the Portfolio being subject to less volatility than many other international mutual funds and the Portfolio’s benchmark, the MSCI EAFE Index.

1	The Senior Officer’s fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Factors that the Adviser will consider include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, lack of market sensitivity, and liquidity of the company’s securities. The Adviser will compare these results to the characteristics of the relevant broad stock market to determine the relative attractiveness of each company at a given time. The Adviser will weigh economic, political and market factors in making investment decisions. This appraisal technique will attempt to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	47

The Portfolio will primarily invest in mid- and large-capitalization companies, which are currently defined for the Portfolio as companies that have market capitalizations of $1.5 billion or more. The Portfolio’s holdings will frequently include some companies located in emerging markets (average investment exposure of 5-10%). The Adviser may adjust the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, primarily to minimize currency risk.

The Portfolio’s benchmark will be the MSCI EAFE Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective International Large Cap Blend and Foreign Large Blend categories, respectively.4

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”5

4	The minimum market capitalizations for large international or foreign stocks defined by Lipper and Morningstar are $12.4 billion and $5 billion, respectively.

5	Jones v. Harris at 1427.

48	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	NYAG Category	Advisory Fee Schedule Based on Average Daily Net Assets
International Strategic Core Portfolio	International	0.75% on the first $2.5 billion 0.65% on the next $2.5 billion 0.60% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
International Strategic Core Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.20 1.95 1.45 1.20 0.95 0.95 0.95	% % % % % % %	1.28 2.05 1.72 1.41 1.08 1.03 0.98	% % % % % % %	June

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	49

space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

50	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio	Projected Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)	Difference
International Strategic Core Portfolio	$250.0	International Strategic Core 0.55% on first $25 million 0.50% on next $25 million 0.45% on next $50 million 0.35% on the balance	0.405%	0.750%	0.345%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of the SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB International Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $250 million.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Fund Advisory Fee (%)
International Strategic Core Portfolio	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[9]	0.750%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Low Volatility Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio. Low Volatility Equity Portfolio is similar to the Portfolio in terms of its investment approach; however, the Luxembourg fund has global a profile, as opposed to that of the Portfolio, which is international:

Portfolio	Luxembourg Fund	Fee[10]
International Strategic Core Portfolio	Low Volatility Equity Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

9	The estimated advisory fee for SCB Fund—International Portfolio of 0.875% includes the five basis points advisory waiver.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	51

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

52	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
International Strategic Core Portfolio[15]	0.750	0.880	3/11

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Strategic Core Portfolio[18]	1.200	1.380	3/11	1.354	5/24

Based on this analysis, the Portfolio has a lower contractual management fee than the EG median. In addition, the Portfolio’s total expense ratio is lower than both EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	The Portfolio’s EG consists of the Portfolio, five other International Large Cap Core (“ILCC”) funds and five International Large Cap Growth (“ILCG”) funds.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

18	The Portfolio’s EU consists of the Portfolio, the EG, and all other ILCC and ILCG funds.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	53

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide brokerage, transfer agent, and distribution related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, and contingent deferred sales charges (“CDSC”).19 In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,”

19	The Rule 12b-1 fee rates proposed for the Portfolio varies depending on the share class. Class A shares will be charged a fee of up to 0.25%, which reflect discussions between the Board and the Adviser regarding the reduction in the Rule 12b-1 fee rate, from 0.30% to 0.25%, charged to Class A shares of most AB Mutual Funds.

54	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.20

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two

20	In this regard, it should be noted that the Portfolio’s advisory fee schedule has breakpoints on asset levels of $2.5 billion and $5.0 billion.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	55

dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser has an institutional composite with a similar investment style as the Portfolio. Performance information for the institutional composite was discussed with the Directors at the May 5-7, 2015 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	57

AB Family of Funds

NOTES

58	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

NOTES

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO •	59

NOTES

60	• AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ISCP-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 10, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2016.

During both periods, all share classes underperformed the benchmark, before

AB SELECT US EQUITY PORTFOLIO •	1

sales charges. During the 12-month period, the Fund’s security selection within the consumer discretionary and technology sectors, underweight to the utilities and telecommunication services sectors and transactional cash position detracted, relative to the benchmark. However, an overweight to consumer staples and industrials and security selection within the industrials, energy and health care sectors contributed.

During the six-month period, the Fund’s underweight to the utilities, energy and telecommunication services sectors and security selection within technology and consumer discretionary detracted, relative to the benchmark. However, the Fund’s security selection within health care and industrials contributed, as did an underweight to information technology and an overweight to consumer staples.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

During the 12-month period, markets struggled through a number of macro events, including: fears of a Greek exit from the euro zone, China’s slowing economic growth, a devaluation of the Chinese yuan, high-yield bond market volatility, the US Federal Reserve (the “Fed”) raising the target Fed Funds rate by 25 basis points, concerns of slowing US economic growth, and finally the United Kingdom’s vote to leave the European Union. However, despite all of these market events, the S&P 500 Index still ended the period 3.99% higher.

Towards the end of the 12-month period, markets began to show a reversal in trends as commodity prices stabilized and improved, the US dollar weakened and credit spreads tightened. There has also been a shift in leadership from growth stocks to value stocks, an area of investing that had previously been out of favor for a long period of time.

2	• AB SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Equity Portfolio
Class A	1.73%	1.74%

Class C	1.35%	0.98%

Advisor Class*	1.80%	1.91%

Class R*	1.54%	1.44%

Class K*	1.68%	1.58%

Class I*	1.88%	2.00%

S&P 500 Index	3.84%	3.99%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/8/2011* TO 6/30/2016 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Equity Portfolio Class A shares (from 12/8/2011* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/8/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.74%	-2.58%
Since Inception*	13.84%	12.77%

Class C Shares
1 Year	0.98%	0.04%
Since Inception*	13.03%	13.03%

Advisor Class Shares†
1 Year	1.91%	1.91%
Since Inception*	14.16%	14.16%

Class R Shares†
1 Year	1.44%	1.44%
Since Inception*	13.56%	13.56%

Class K Shares†
1 Year	1.58%	1.58%
Since Inception*	13.79%	13.79%

Class I Shares†
1 Year	2.00%	2.00%
Since Inception*	14.15%	14.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.19%, 1.19%, 1.72%, 1.59% and 1.22% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2016. Absent reimbursements or waivers, performance would have been lower, with the exception of Class A, Class C, Advisor Class, Class R and Class I shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/8/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.58%
Since Inception*	12.77%

Class C Shares
1 Year	0.04%
Since Inception*	13.03%

Advisor Class Shares†
1 Year	1.91%
Since Inception*	14.16%

Class R Shares†
1 Year	1.44%
Since Inception*	13.56%

Class K Shares†
1 Year	1.58%
Since Inception*	13.79%

Class I Shares†
1 Year	2.00%
Since Inception*	14.15%

*	Inception date: 12/8/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.30	$7.27	1.45%
Hypothetical**	$1,000	$1,017.65	$7.27	1.45%
Class C
Actual	$1,000	$1,013.50	$10.96	2.19%
Hypothetical**	$1,000	$1,013.97	$10.97	2.19%
Advisor Class
Actual	$1,000	$1,018.00	$5.97	1.19%
Hypothetical**	$1,000	$1,018.95	$5.97	1.19%
Class R
Actual	$1,000	$1,015.40	$8.62	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class K
Actual	$1,000	$1,016.80	$7.77	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class I
Actual	$1,000	$1,018.80	$5.92	1.18%
Hypothetical**	$1,000	$1,019.00	$5.92	1.18%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $297.6

TEN LARGEST HOLDINGS†

June 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
US Bancorp	$23,215,440	7.8%
Alphabet, Inc. – Class C	15,984,741	5.4
United Technologies Corp.	13,905,165	4.7
Pfizer, Inc.	11,341,986	3.8
Lockheed Martin Corp.	8,103,247	2.7
Microsoft Corp.	7,630,470	2.5
Exxon Mobil Corp.	7,150,768	2.4
General Electric Co.	6,743,236	2.3
Apple, Inc.	6,487,512	2.2
NextEra Energy, Inc.	6,359,478	2.1
	$106,922,043	35.9%

*	All data are as of June 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.6%
Financials – 17.4%
Banks – 10.2%
Citigroup, Inc.	36,554	$1,549,524
JPMorgan Chase & Co.	52,406	3,256,509
US Bancorp	575,637	23,215,440
Wells Fargo & Co.	47,904	2,267,296

		30,288,769

Capital Markets – 1.1%
Goldman Sachs Group, Inc. (The)	21,491	3,193,133

Consumer Finance – 0.9%
Synchrony Financial(a)	100,610	2,543,421

Diversified Financial Services – 2.2%
Berkshire Hathaway, Inc. – Class B(a)	31,641	4,581,300
S&P Global, Inc.	18,721	2,008,015

		6,589,315

Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp.	17,095	1,942,163
Crown Castle International Corp.	62,263	6,315,336
MGM Growth Properties LLC – Class A	28,403	757,792

		9,015,291

		51,629,929

Information Technology – 17.1%
Communications Equipment – 1.9%
Cisco Systems, Inc.	195,581	5,611,219

Internet Software & Services – 8.5%
Alphabet, Inc. – Class C(a)	23,096	15,984,741
eBay, Inc.(a)	229,704	5,377,371
Facebook, Inc. – Class A(a)	33,454	3,823,123

		25,185,235

IT Services – 0.5%
International Business Machines Corp.	9,266	1,406,393

Semiconductors & Semiconductor Equipment – 0.1%
ASML Holding NV	2,027	201,099
Micron Technology, Inc.(a)	14,788	203,483

		404,582

Software – 3.9%
Electronic Arts, Inc.(a)	36,018	2,728,724
Microsoft Corp.	149,120	7,630,470
Take-Two Interactive Software, Inc.(a)	31,835	1,207,183

		11,566,377

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	67,861	6,487,512
Western Digital Corp.	4,278	202,178

		6,689,690

		50,863,496

AB SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 15.8%
Aerospace & Defense – 10.8%
Honeywell International, Inc.	53,612	$6,236,148
Lockheed Martin Corp.	32,652	8,103,247
Northrop Grumman Corp.	18,091	4,021,267
United Technologies Corp.	135,594	13,905,165

		32,265,827

Airlines – 0.5%
Delta Air Lines, Inc.	38,871	1,416,071

Electrical Equipment – 0.7%
Eaton Corp. PLC	34,973	2,088,937

Industrial Conglomerates – 2.3%
General Electric Co.	214,207	6,743,236

Road & Rail – 1.5%
Union Pacific Corp.	53,193	4,641,089

		47,155,160

Health Care – 14.1%
Biotechnology – 1.3%
AbbVie, Inc.	26,632	1,648,787
Gilead Sciences, Inc.	28,552	2,381,808

		4,030,595

Health Care Equipment & Supplies – 3.1%
Medtronic PLC	65,421	5,676,580
Zimmer Biomet Holdings, Inc.	28,746	3,460,444

		9,137,024

Health Care Providers & Services – 3.0%
McKesson Corp.	22,847	4,264,393
UnitedHealth Group, Inc.	32,776	4,627,971

		8,892,364

Pharmaceuticals – 6.7%
Johnson & Johnson	46,468	5,636,568
Pfizer, Inc.	322,124	11,341,986
Zoetis, Inc.	64,052	3,039,908

		20,018,462

		42,078,445

Consumer Staples – 10.0%
Beverages – 1.9%
PepsiCo, Inc.	53,058	5,620,965

Food & Staples Retailing – 3.1%
CVS Health Corp.	48,043	4,599,637
Kroger Co. (The)	127,510	4,691,093

		9,290,730

Food Products – 2.1%
General Mills, Inc.	24,330	1,735,215
Kellogg Co.	27,318	2,230,515
Mead Johnson Nutrition Co. – Class A	26,508	2,405,601

		6,371,331

10	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 2.9%
Altria Group, Inc.	71,821	$4,952,776
Philip Morris International, Inc.	35,986	3,660,496

		8,613,272

		29,896,298

Consumer Discretionary – 9.7%
Hotels, Restaurants & Leisure – 1.4%
Red Rock Resorts, Inc. – Class A(a)	29,162	640,981
Wyndham Worldwide Corp.	48,191	3,432,645

		4,073,626

Household Durables – 0.1%
Honest Co., Inc. (The) (Preference Shares)(a)(b)(c)	4,005	179,985

Internet & Catalog Retail – 0.9%
Priceline Group, Inc. (The)(a)	2,265	2,827,648

Media – 5.3%
Comcast Corp. – Class A	77,148	5,029,278
Liberty SiriusXM Group – Class A(a)	83,262	2,611,097
Time Warner, Inc.	51,332	3,774,955
Walt Disney Co. (The)	44,233	4,326,872

		15,742,202

Specialty Retail – 2.0%
Home Depot, Inc. (The)	47,789	6,102,177

		28,925,638

Energy – 7.1%
Energy Equipment & Services – 1.0%
Schlumberger Ltd.	38,187	3,019,828

Oil, Gas & Consumable Fuels – 6.1%
Chevron Corp.	55,069	5,772,883
EOG Resources, Inc.	14,521	1,211,342
Exxon Mobil Corp.	76,283	7,150,768
Occidental Petroleum Corp.	50,755	3,835,048

		17,970,041

		20,989,869

Utilities – 2.1%
Electric Utilities – 2.1%
NextEra Energy, Inc.	48,769	6,359,478

Materials – 2.0%
Chemicals – 0.7%
Dow Chemical Co. (The)	42,642	2,119,734

Containers & Packaging – 1.3%
Sealed Air Corp.	81,698	3,755,657

		5,875,391

AB SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company		Shares		U.S. $ Value

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
Verizon Communications, Inc.		66,954		$3,738,711

Total Common Stocks (cost $251,773,730)				287,512,415

INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%
VanEck Vectors Semiconductor ETF (cost $1,286,628)		23,121		1,328,533

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(d)(e) (cost $9,587,652)		9,587,652		9,587,652

		Principal Amount (000)
Time Deposit – 0.0%
BBH, Grand Cayman 0.065%, 7/04/16 (cost $9)	CAD	– 0	–*	8

Total Short-Term Investments (cost $9,587,661)				9,587,660

Total Investments – 100.3% (cost $262,648,019)				298,428,608
Other assets less liabilities – (0.3)%				(848,817)

Net Assets – 100.0%				$297,579,791

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

CAD – Canadian Dollar

Glossary:

ETF – Exchange Traded Fund

See notes to financial statements.

12	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $253,060,367)	$288,840,956
Affiliated issuers (cost $9,587,652)	9,587,652
Receivable for investment securities sold	8,316,751
Dividends receivable	386,177
Receivable for capital stock sold	248,213

Total assets	307,379,749

Liabilities
Payable for investment securities purchased	8,566,881
Payable for capital stock redeemed	815,570
Advisory fee payable	244,171
Distribution fee payable	19,964
Administrative fee payable	13,316
Transfer Agent fee payable	1,236
Accrued expenses and other liabilities	138,820

Total liabilities	9,799,958

Net Assets	$297,579,791

Composition of Net Assets
Capital stock, at par	$2,025
Additional paid-in capital	271,335,735
Accumulated net realized loss on investment and foreign currency transactions	(9,538,558)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	35,780,589

$297,579,791

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$42,856,466	2,915,569	$14.70	*

C	$12,612,555	886,531	$14.23

Advisor	$216,896,490	14,722,887	$14.73

R	$14,565	1,006	$14.48

K	$3,739,196	256,836	$14.56

I	$21,460,519	1,469,218	$14.61

*	The maximum offering price per share for Class A shares was $15.35, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,005)	$5,777,692
Affiliated issuers	26,167
Interest	108	$5,803,967

Expenses
Advisory fee (see Note B)	3,219,279
Distribution fee—Class A	73,992
Distribution fee—Class C	143,816
Distribution fee—Class R	74
Distribution fee—Class K	9,109
Transfer agency—Class A	10,146
Transfer agency—Class C	5,568
Transfer agency—Advisor Class	94,540
Transfer agency—Class R	8
Transfer agency—Class K	6,622
Transfer agency—Class I	6,132
Custodian	202,714
Registration fees	91,249
Audit and tax	55,818
Administrative	51,365
Legal	45,868
Printing	29,761
Directors’ fees	16,669
Miscellaneous	29,506

Total expenses	4,092,236
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,845)

Net expenses		4,089,391

Net investment income		1,714,576

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		3,277,026
Net change in unrealized appreciation/depreciation on:
Investments		(404,636)

Net gain on investment transactions		2,872,390

Net Increase in Net Assets from Operations		$4,586,966

See notes to financial statements.

14	• AB SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,714,576	$889,304
Net realized gain on investment and foreign currency transactions	3,277,026	26,710,607
Net change in unrealized appreciation/depreciation on investments	(404,636)	(1,537,352)
Contributions from Affiliates (See Note B)	– 0	–	1,527

Net increase in net assets from operations	4,586,966	26,064,086
Dividends and Distributions to Shareholders from
Net investment income
Class A	(19,514)	(66,538)
Advisor Class	(1,048,883)	(933,307)
Class K	(2,568)	– 0	–
Class I	(145,456)	(130,920)
Net realized gain on investment and foreign currency transactions
Class A	(1,280,486)	(2,303,832)
Class C	(1,090,322)	(1,045,509)
Advisor Class	(18,289,480)	(18,456,046)
Class R	(1,115)	(1,243)
Class K	(263,651)	(238,923)
Class I	(2,493,212)	(2,942,373)
Capital Stock Transactions
Net increase (decrease)	(20,448,350)	51,715,460

Total increase (decrease)	(40,496,071)	51,660,855
Net Assets
Beginning of period	338,075,862	286,415,007

End of period (including undistributed net investment income of $0 and $373,412, respectively)	$297,579,791	$338,075,862

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares. Class B, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

16	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short- term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$51,629,929		$	– 0	–	$	– 0	–	$51,629,929
Information Technology	50,863,496			– 0	–		– 0	–	50,863,496
Industrials	47,155,160			– 0	–		– 0	–	47,155,160
Health Care	42,078,445			– 0	–		– 0	–	42,078,445
Consumer Staples	29,896,298			– 0	–		– 0	–	29,896,298
Consumer Discretionary	28,745,653			– 0	–		179,985		28,925,638
Energy	20,989,869			– 0	–		– 0	–	20,989,869
Utilities	6,359,478			– 0	–		– 0	–	6,359,478
Materials	5,875,391			– 0	–		– 0	–	5,875,391
Telecommunication Services	3,738,711			– 0	–		– 0	–	3,738,711
Funds and Investment Trusts	1,328,533			– 0	–		– 0	–	1,328,533
Short-Term Investments:
Investment Companies	9,587,652			– 0	–		– 0	–	9,587,652
Time Deposits	– 0	–		8			– 0	–	8

Total Investments in Securities	298,248,615			8			179,985		298,428,608
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$298,248,615			$8			$179,985		$298,428,608

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Consumer Discretionary			Total
Balance as of 6/30/15	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(3,264)			(3,264)
Purchases		183,249			183,249
Sales		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 6/30/16		$179,985			$179,985

Net change in unrealized appreciation/depreciation from investments held as of 6/30/16**		$(3,264)			$(3,264)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

20	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before October 31, 2016. For the year ended June 30, 2016, such waiver/reimbursement amounted to $1,642. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60% of daily average net assets for Class A.

For the year ended June 30, 2015, the Adviser reimbursed the Fund $1,527 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, such fee amounted to $51,365.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $56,180 for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,325 from the sale of Class A shares and received $93 and $1,546 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2016.

AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the

22	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

“Government Money Market Portfolio”), has a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such waiver amounted to $1,203. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$11,734	$184,746	$186,892	$9,588	$26

Brokerage commissions paid on investment transactions for the year ended June 30, 2016 amounted to $689,184 none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $56,210, $125 and $3,073 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$835,080,061		$877,071,428
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$274,039,854

Gross unrealized appreciation	$36,123,187
Gross unrealized depreciation	(11,734,433)

Net unrealized appreciation	$24,388,754

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

Class A
Shares sold	2,372,142	1,407,684	$33,822,481	$22,305,251

Shares issued in reinvestment of dividends and distributions	77,495	137,821	1,134,523	2,076,968

Shares redeemed	(752,142)	(1,450,405)	(10,946,966)	(22,782,891)

Net increase	1,697,495	95,100	$24,010,038	$1,599,328

Class C
Shares sold	112,508	491,624	$1,617,589	$7,607,744

Shares issued in reinvestment of dividends and distributions	54,917	54,997	781,473	812,303

Shares redeemed	(386,129)	(135,262)	(5,466,400)	(2,083,408)

Net increase (decrease)	(218,704)	411,359	$(3,067,338)	$6,336,639

Advisor Class
Shares sold	2,571,730	4,104,906	$38,564,108	$64,474,672

Shares issued in reinvestment of dividends and distributions	1,220,673	1,252,078	17,895,068	18,893,856

Shares redeemed	(5,764,565)	(3,075,415)	(84,296,051)	(48,500,993)

Net increase (decrease)	(1,972,162)	2,281,569	$(27,836,875)	$34,867,535

Class K
Shares sold	21,989	54,102	$316,394	$851,734

Shares issued in reinvestment of dividends and distributions	18,348	15,971	266,218	238,922

Shares redeemed	(16,979)	(9,650)	(244,866)	(149,615)

Net increase	23,358	60,423	$337,746	$941,041

Class I
Shares sold	158,372	764,650	$2,320,384	$11,917,231

Shares issued in reinvestment of dividends and distributions	176,677	205,280	2,567,117	3,073,035

Shares redeemed	(1,332,541)	(446,746)	(18,779,422)	(7,019,349)

Net increase (decrease)	(997,492)	523,184	$(13,891,921)	$7,970,917

Class R did not have any transactions in capital shares for the year ended June 30, 2016 and June 30, 2015, respectively.

AB SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$12,047,105	$24,012,274
Long-term capital gains	12,587,582	2,106,417

Total taxable distributions paid	$24,634,687	$26,118,691

26	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital gain	$2,820,571
Accumulated capital and other losses	(967,294	)(a)
Unrealized appreciation/(depreciation)	24,388,754	(b)

Total accumulated earnings/(deficit)	$26,242,031

(a)	At June 30, 2016, the Fund had a post-October short-term capital loss deferral of $967,294. These losses are deemed to arise on July 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.56	$ 15.62	$ 13.26	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(b)	.06	.01	.02	.04	(c)	.02	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.21	1.20	2.68	2.42	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.27	1.21	2.70	2.46	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.03)	(.02)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.13)	(1.27)	(.34)	(.33)	– 0	–

Net asset value, end of period	$ 14.70	$ 15.56	$ 15.62	$ 13.26	$ 11.13

Total Return
Total investment return based on net asset value(e)	1.74%	8.02%	20.53%	22.53%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,856	$18,958	$17,535	$10,285	$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	1.45%	1.49%	1.60%	1.60	%(f)
Expenses, before waivers/reimbursements	1.45%	1.45%	1.49%	2.02%	12.00	%(f)
Net investment income	.44%	.08%	.12%	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

28	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.19	$ 15.34	$ 13.11	$ 11.09	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.06)	(.10)	(.08)	(.05	)(c)	(.03	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.21	1.19	2.63	2.40	1.12
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.15	1.09	2.55	2.35	1.09

Less: Dividends and Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Net asset value, end of period	$ 14.23	$ 15.19	$ 15.34	$ 13.11	$ 11.09

Total Return
Total investment return based on net asset value(e)	0.98%	7.31%	19.65%	21.59%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,613	$16,791	$10,645	$2,528	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20%	2.19%	2.20%	2.30%	2.30	%(f)
Expenses, before waivers/reimbursements	2.20%	2.19%	2.20%	2.70%	23.45	%(f)
Net investment loss	(.41)%	(.66)%	(.57)%	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.60	$ 15.64	$ 13.26	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income(b)	.09	.05	.06	.07	(c)	.07	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.21	1.21	2.68	2.43	1.08
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.30	1.26	2.74	2.50	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)	(.04)	(.06)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.17)	(1.30)	(.36)	(.39)	– 0	–

Net asset value, end of period	$ 14.73	$ 15.60	$ 15.64	$ 13.26	$ 11.15

Total Return
Total investment return based on net asset value(e)	1.91%	8.40%	20.89%	22.88%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$216,896	$260,521	$225,377	$116,470	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%	1.19%	1.19%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.20%	1.19%	1.19%	2.01%	8.77	%(f)
Net investment income	.60%	.34%	.42%	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

30	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.37	$ 15.44	$ 13.13	$ 11.05	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	.01	(.03)	(.01)	.01	(c)	.00	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.21	1.20	2.64	2.40	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.22	1.17	2.63	2.41	1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.11)	(1.24)	(.32)	(.33)	(.06)

Net asset value, end of period	$ 14.48	$ 15.37	$ 15.44	$ 13.13	$ 11.05

Total Return
Total investment return based on net asset value(e)	1.44%	7.80%	20.23%	22.26%	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$15	$16	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72%	1.72%	1.70%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	1.72%	1.72%	1.70%	3.27%	10.09	%(f)
Net investment income (loss)	.09%	(.18)%	(.10)%	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.43	$ 15.47	$ 13.14	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	(.00	)(d)	.01	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	.21	1.20	2.64	2.41	1.10
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.25	1.20	2.65	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.12)	(1.24)	(.32)	(.38)	(.06)

Net asset value, end of period	$ 14.56	$ 15.43	$ 15.47	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	1.58%	8.05%	20.37%	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,739	$3,604	$2,678	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55%	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/ reimbursements	1.60%	1.59%	1.62%	2.64%	7.75	%(f)
Net investment income (loss)(c)	.27%	(.02)%	.07%	.29%	.51	%(f)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

32	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 15.48	$ 15.52	$ 13.17	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)	.08	.05	.06	.07	(c)	.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	.22	1.20	2.65	2.40	1.11
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.30	1.25	2.71	2.47	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.05)	(.04)	(.06)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.11)	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.17)	(1.29)	(.36)	(.39)	(.06)

Net asset value, end of period	$ 14.61	$ 15.48	$ 15.52	$ 13.17	$ 11.09

Total Return
Total investment return based on net asset value(e)	2.00%	8.34%	20.81%	22.82%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,461	$38,186	$30,164	$8,179	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18%	1.22%	1.18%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	1.18%	1.22%	1.18%	2.78%	8.25	%(f)
Net investment income	.57%	.31%	.40%	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	269%	348%	495%	560%	269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

34	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of AB Select US Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Equity Portfolio (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Select US Equity Portfolio, one of the portfolios constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

AB SELECT US EQUITY PORTFOLIO •	35

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2016. For corporate shareholders, 46.01% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2016, the Fund designates $5,164,519 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

36	• AB SELECT US EQUITY PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2) , Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Messrs. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

AB SELECT US EQUITY PORTFOLIO •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

38	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2011)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (2011)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB SELECT US EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2011)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 83 (2011)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

40	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2011)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108

Nancy P. Jacklin, # 68 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB SELECT US EQUITY PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

Garry L. Moody, # 64 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

42	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 76 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB SELECT US EQUITY PORTFOLIO •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader with Caxton Associates LP, since prior to 2011.

Anthony Nappo 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2015. Prior thereto, he was a portfolio manager at Surveyor Capital, since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

44	• AB SELECT US EQUITY PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB SELECT US EQUITY PORTFOLIO •	45

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

46	• AB SELECT US EQUITY PORTFOLIO

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and

AB SELECT US EQUITY PORTFOLIO •	47

sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may

48	• AB SELECT US EQUITY PORTFOLIO

realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB SELECT US EQUITY PORTFOLIO •	49

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund and the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

50	• AB SELECT US EQUITY PORTFOLIO

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Select US Equity Portfolio	1.00% of average daily net assets	$319.7

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $56,676 (0.017% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. It should be noted that all shares classes of the Portfolio, except Class K, were operating below their expense caps; accordingly, the expense limitation undertakings of those share classes were of no effect. Also set forth below are the gross expense ratios of the

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at the time.

AB SELECT US EQUITY PORTFOLIO •	51

Funds as of the Funds’ most recent fiscal year end or semi-annual period. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Select US Equity Portfolio	Advisor	1.30%	1.21%	June 30
	Class A	1.55%	1.46%	(ratios as of
	Class C	2.30%	2.21%	December 31, 2015)
	Class R	1.80%	1.72%
	Class K	1.55%	1.60%
	Class I	1.30%	1.18%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent

5	Semi-annual total expense ratios are unaudited.

6	Annualized

52	• AB SELECT US EQUITY PORTFOLIO

years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.8

Portfolio	Net Assets 3/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Equity Portfolio	$319.7	Select US Equity (Long Only) 1.00% on 1st $25 million 0.80% on next $25 million 0.70% on the balance Minimum account size: $200m	0.731%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set for below for Select US Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[9]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

AB SELECT US EQUITY PORTFOLIO •	53

The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fees for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2016 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Select US Equity Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.45% on the first $500 million 0.40% on next $500 million 0.35% on the balance	0.450%	1.000%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreement is generally confined to the services related to the investment process; in other words, it is not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

54	• AB SELECT US EQUITY PORTFOLIO

asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EG of the Portfolio to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Select US Equity Portfolio[15]	1.000	0.938	6/10

However, because Broadridge had expanded the EG of the Portfolio, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	The Portfolio’s EG includes the Portfolio, two other Large-Cap Core (“LCCE”) funds, two Multi-Cap Growth (“MLGE”) funds, two Large-Cap Growth (“LCGE”) funds, and three Multi-Cap Core (“MLCE”) funds

AB SELECT US EQUITY PORTFOLIO •	55

Portfolio.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[17]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Select US Equity Portfolio[18]	1.450	1.247	8/10	1.247	8/10

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2015 relative to calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

18	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load LCCE, MLGE, LCGE and MLCE, excluding outliers.

56	• AB SELECT US EQUITY PORTFOLIO

payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,848, $213,169 and $8,517 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $56,195 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

AB SELECT US EQUITY PORTFOLIO •	57

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.19,20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• AB SELECT US EQUITY PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 and 3 year performance returns and rankings22 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)23 for the period ended February 29, 2016.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Equity Portfolio
1 year	-6.49	-5.40	-8.89	2/2	34/138
3 year	9.72	10.01	8.76	2/2	35/128

Set forth below are the 1 and 3 years and since inception performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2016 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Select US Equity Portfolio	-6.49	9.72	13.16	10.50	0.92	3
S&P 500 Index	-6.19	10.75	13.55	10.79	0.98	3
Inception Date: December 8, 2011

22	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

23	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/UE as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

27	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB SELECT US EQUITY PORTFOLIO •	59

CONCLUSION:

The Senior Officer recommended that the Directors consider discussing with the Adviser possible actions to reduce the Portfolio’s total expenses. In this regard, the Senior Officer also noted that the Portfolio’s advisory fee schedule lacks potential for sharing of economies of scale through breakpoints, although the net asset level of the Portfolio remains relatively low. The Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

60	• AB SELECT US EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB SELECT US EQUITY PORTFOLIO •	61

AB Family of Funds

NOTES

62	• AB SELECT US EQUITY PORTFOLIO

NOTES

AB SELECT US EQUITY PORTFOLIO •	63

NOTES

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NOTES

AB SELECT US EQUITY PORTFOLIO •	65

NOTES

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NOTES

AB SELECT US EQUITY PORTFOLIO •	67

NOTES

68	• AB SELECT US EQUITY PORTFOLIO

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0151-0616

JUN    06.30.16

ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

August 10, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio (the “Fund”) for the annual reporting period ended June 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline.

AB SELECT US LONG/SHORT PORTFOLIO •	1

To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended June 30, 2016.

All share classes underperformed the benchmark for both periods, before sales charges. During the 12-month period, the Fund’s net market exposure ranged from 51% to 73%, ending the period at 58%. The Fund’s below-market exposure led to underperformance versus the fully-invested benchmark; however, the Fund’s security selection within its short holdings contributed to returns. Within the Fund’s short holdings, gains associated with market and sector hedges, as well as strong selection in the technology, financials and consumer discretionary sectors, contributed to absolute returns. In the Fund’s long holdings, losses from selection in the

2	• AB SELECT US LONG/SHORT PORTFOLIO

financials, consumer discretionary and health care sectors more than offset gains from selection in consumer staples and industrials.

During the six-month period, the Fund’s net market exposure ranged from 51% to 73%, ending the period at 58%. As in the 12-month period, the Fund’s below-market exposure led to underperformance versus the fully-invested benchmark; however, the Fund’s security selection within its short holdings contributed to returns. Within the Fund’s short holdings, gains associated with market and sector hedges, as well as strong selection in the consumer discretionary and health care sectors, contributed to absolute returns. In the Fund’s long holdings, losses from selection within the technology, financials and consumer discretionary sectors more than offset gains from selection in energy, consumer staples and industrials.

The Fund utilized derivatives in the form of purchased options and futures for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods.

Market Review and Investment Strategy

During the 12-month period, markets struggled through a number of macro events, including: fears of a Greek exit from the euro zone, China’s slowing economic growth, a devaluation of the Chinese yuan, high-yield bond market volatility, the US Federal Reserve (the “Fed”) raising the target Fed Funds rate by 25 basis points, concerns of slowing US economic growth and finally the United Kingdom’s vote to leave the European Union. However despite all of these market events, the S&P 500 still ended the period 3.99% higher.

Towards the end of the 12-month period, markets began to show a reversal in trends as commodity prices stabilized and improved, the US dollar weakened and credit spreads tightened. There has also been a shift in leadership from growth stocks to value stocks, an area of investing that had previously been out of favor for a long period of time.

AB SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Long/Short Portfolio
Class A	0.97%	0.02%

Class C	0.54%	-0.78%

Advisor Class*	1.05%	0.27%

Class R*	0.80%	-0.25%

Class K*	0.89%	0.01%

Class I*	1.05%	0.27%

S&P 500 Index	3.84%	3.99%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/12/2012* TO 6/30/2016 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Select US Long/Short Portfolio Fund Class A shares (from 12/12/2012* to 6/30/2016) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF JUNE 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.02%	-4.21%
Since Inception*	6.38%	5.10%

Class C Shares
1 Year	-0.78%	-1.74%
Since Inception*	5.60%	5.60%

Advisor Class Shares†
1 Year	0.27%	0.27%
Since Inception*	6.65%	6.65%

Class R Shares†
1 Year	-0.25%	-0.25%
Since Inception*	6.13%	6.13%

Class K Shares†
1 Year	0.01%	0.01%
Since Inception*	6.38%	6.38%

Class I Shares†
1 Year	0.27%	0.27%
Since Inception*	6.68%	6.68%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios (including dividend expense, borrowing costs and brokerage expense or securities sold short) as 2.27%, 3.04%, 2.04%, 2.57%, 2.31% and 1.97% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.21%
Since Inception*	5.10%

Class C Shares
1 Year	-1.74%
Since Inception*	5.60%

Advisor Class Shares†
1 Year	0.27%
Since Inception*	6.65%

Class R Shares†
1 Year	-0.25%
Since Inception*	6.13%

Class K Shares†
1 Year	0.01%
Since Inception*	6.38%

Class I Shares†
1 Year	0.27%
Since Inception*	6.68%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB SELECT US LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.70	$11.54	2.31%
Hypothetical**	$1,000	$1,013.38	$11.56	2.31%
Class C
Actual	$1,000	$1,005.40	$15.26	3.06%
Hypothetical**	$1,000	$1,009.65	$15.29	3.06%
Advisor Class
Actual	$1,000	$1,010.50	$10.30	2.06%
Hypothetical**	$1,000	$1,014.62	$10.32	2.06%
Class R
Actual	$1,000	$1,008.00	$12.68	2.54%
Hypothetical**	$1,000	$1,012.23	$12.71	2.54%
Class K
Actual	$1,000	$1,008.90	$11.34	2.27%
Hypothetical**	$1,000	$1,013.58	$11.36	2.27%
Class I
Actual	$1,000	$1,010.50	$10.00	2.00%
Hypothetical**	$1,000	$1,014.92	$10.02	2.00%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB SELECT US LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,156.0

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	6.7%	-0.2%
Consumer Staples	6.9	-0.1
Energy	4.6	—
Financials	11.3	-0.1
Funds and Investment Trusts	0.3	-5.0
Health Care	9.2	-0.1
Industrials	10.3	—
Information Technology	11.4	-0.4
Materials	1.5	—
Telecommunication Services	0.8	—
Utilities	1.4	—

TEN LARGEST HOLDINGS*

Long
Company

US Bancorp	5.1%
Alphabet, Inc. – Class C	3.5
United Technologies Corp.	3.0
Pfizer, Inc.	2.5
Lockheed Martin Corp.	1.8
Microsoft Corp.	1.7
Exxon Mobil Corp.	1.5
General Electric Co.	1.5
Apple, Inc.	1.4
NextEra Energy, Inc.	1.4

Short
Company

SPDR S&P 500 ETF Trust	-2.8%
CurrencyShares Euro Trust	-1.7
Financial Select Sector SPDR Fund	-0.3
SPDR S&P Retail ETF	-0.1
SS&C Technologies Holdings, Inc.	-0.1
Ferrari NV	-0.1
TEGNA, Inc.	-0.1
Iron Mountain, Inc.	-0.1
Criteo SA (Sponsored ADR)	-0.1
Accenture PLC	-0.1

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.1%
Information Technology – 11.4%
Communications Equipment – 1.2%
Cisco Systems, Inc.	494,675	$14,192,226

Internet Software & Services – 5.6%
Alphabet, Inc. – Class C(a)	58,430	40,439,403
eBay, Inc.(a)	580,879	13,598,377
Facebook, Inc. – Class A(a)	84,631	9,671,631
Yahoo!, Inc.(a)	40,123	1,507,020

		65,216,431

IT Services – 0.3%
International Business Machines Corp.	23,444	3,558,330

Semiconductors & Semiconductor Equipment – 0.1%
ASML Holding NV	5,108	501,657
Micron Technology, Inc.(a)	37,272	510,850

		1,012,507

Software – 2.7%
Electronic Arts, Inc.(a)	91,115	6,902,872
Microsoft Corp.	377,228	19,302,757
Take-Two Interactive Software, Inc.(a)	80,535	3,053,887
Zynga, Inc. – Class A(a)	848,082	2,111,724

		31,371,240

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	171,668	16,411,461
Western Digital Corp.	10,781	509,510

		16,920,971

		132,271,705

Financials – 11.3%
Banks – 6.6%
Citigroup, Inc.	92,132	3,883,081
JPMorgan Chase & Co.	132,559	8,237,216
US Bancorp	1,456,176	58,727,578
Wells Fargo & Co.	121,183	5,735,592

		76,583,467

Capital Markets – 0.7%
Goldman Sachs Group, Inc. (The)	54,361	8,076,957

Consumer Finance – 0.6%
Synchrony Financial(a)	254,513	6,434,089

Diversified Financial Services – 1.4%
Berkshire Hathaway, Inc. – Class B(a)	80,045	11,589,715
S&P Global, Inc.	47,360	5,079,834

		16,669,549

12	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	43,247	$4,913,291
Crown Castle International Corp.	157,509	15,976,138
MGM Growth Properties LLC – Class A	95,676	2,552,636

		23,442,065

		131,206,127

Industrials – 10.3%
Aerospace & Defense – 7.1%
Honeywell International, Inc.	135,622	15,775,551
Lockheed Martin Corp.	82,603	20,499,587
Northrop Grumman Corp.	45,768	10,173,311
United Technologies Corp.	343,011	35,175,778

		81,624,227

Airlines – 0.3%
Delta Air Lines, Inc.	98,335	3,582,344

Electrical Equipment – 0.4%
Eaton Corp. PLC	88,472	5,284,432

Industrial Conglomerates – 1.5%
General Electric Co.	541,877	17,058,288

Road & Rail – 1.0%
Union Pacific Corp.	134,564	11,740,709

		119,290,000

Health Care – 9.2%
Biotechnology – 0.9%
AbbVie, Inc.	67,374	4,171,124
Gilead Sciences, Inc.	72,230	6,025,427

		10,196,551

Health Care Equipment & Supplies – 2.0%
Medtronic PLC	165,498	14,360,261
Zimmer Biomet Holdings, Inc.	72,712	8,753,071

		23,113,332

Health Care Providers & Services – 1.9%
McKesson Corp.	57,800	10,788,370
UnitedHealth Group, Inc.	82,915	11,707,598

		22,495,968

Pharmaceuticals – 4.4%
Johnson & Johnson	117,552	14,259,058
Pfizer, Inc.	814,872	28,691,643
Zoetis, Inc.	162,033	7,690,086

		50,640,787

		106,446,638

Consumer Staples – 6.9%
Beverages – 1.6%
Constellation Brands, Inc. – Class A	22,385	3,702,479
PepsiCo, Inc.	134,223	14,219,585

		17,922,064

AB SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.0%
CVS Health Corp.	121,533	$11,635,570
Kroger Co. (The)	322,560	11,866,982

		23,502,552

Food Products – 1.4%
General Mills, Inc.	61,550	4,389,746
Kellogg Co.	69,109	5,642,750
Mead Johnson Nutrition Co. – Class A	67,059	6,085,604

		16,118,100

Tobacco – 1.9%
Altria Group, Inc.	181,687	12,529,135
Philip Morris International, Inc.	91,036	9,260,182

		21,789,317

		79,332,033

Consumer Discretionary – 6.7%
Hotels, Restaurants & Leisure – 1.0%
Red Rock Resorts, Inc. – Class A(a)	117,321	2,578,716
Wyndham Worldwide Corp.	121,910	8,683,649

		11,262,365

Household Durables – 0.1%
Honest Co. (The)(b)(c)	20,767	933,269

Internet & Catalog Retail – 0.7%
Netflix, Inc.(a)	8,453	773,280
Priceline Group, Inc. (The)(a)	5,733	7,157,135

		7,930,415

Media – 3.5%
Comcast Corp. – Class A	195,164	12,722,741
IMAX Corp.(a)	14,159	417,407
Liberty SiriusXM Group – Class A(a)	210,627	6,605,263
Time Warner, Inc.	129,854	9,549,463
Walt Disney Co. (The)	111,890	10,945,080

		40,239,954

Specialty Retail – 1.3%
Home Depot, Inc. (The)	120,894	15,436,955

Textiles, Apparel & Luxury Goods – 0.1%
PVH Corp.	14,150	1,333,354

		77,136,312

Energy – 4.6%
Energy Equipment & Services – 0.7%
Schlumberger Ltd.	96,602	7,639,286

Oil, Gas & Consumable Fuels – 3.9%
Chevron Corp.	139,307	14,603,553
EOG Resources, Inc.	36,730	3,064,017
Exxon Mobil Corp.	192,976	18,089,570
Occidental Petroleum Corp.	128,394	9,701,451

		45,458,591

		53,097,877

14	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.5%
Chemicals – 0.5%
Dow Chemical Co. (The)	107,873	$5,362,367

Containers & Packaging – 1.0%
Berry Plastics Group, Inc.(a)	60,548	2,352,290
Sealed Air Corp.	206,671	9,500,666

		11,852,956

		17,215,323

Utilities – 1.4%
Electric Utilities – 1.4%
NextEra Energy, Inc.	123,371	16,087,578

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.8%
Verizon Communications, Inc.	169,375	9,457,900

Total Common Stocks (cost $715,290,977)		741,541,493

INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
VanEck Vectors Semiconductor ETF (cost $3,254,887)	58,491	3,360,893

SHORT-TERM INVESTMENTS – 35.6%
Investment Companies – 35.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.25%(d)(e) (cost $411,826,432)	411,826,432	411,826,432

Total Investments Before Securities Sold Short – 100.1% (cost $1,130,372,296)		1,156,728,818

SECURITIES SOLD SHORT – (5.9)%
INVESTMENT COMPANIES – (5.0)%
Funds and Investment Trusts – (5.0)%
CurrencyShares Euro Trust(a)	(185,118)	(20,024,214)
Financial Select Sector SPDR Fund	(162,330)	(3,705,994)
SPDR S&P 500 ETF Trust	(154,594)	(32,392,081)
SPDR S&P Retail ETF	(40,701)	(1,707,814)

Total Investment Companies (proceeds $57,622,440)		(57,830,103)

COMMON STOCKS – (0.9)%
Information Technology – (0.4)%
Internet Software & Services – (0.2)%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	(9,784)	(778,121)
Baidu, Inc. (Sponsored ADR)(a)	(4,831)	(797,840)

AB SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Criteo SA (Sponsored ADR)(a)	(18,079)	$(830,188)
GrubHub, Inc.(a)	(24,433)	(759,133)

		(3,165,282)

IT Services – (0.1)%
Accenture PLC	(7,307)	(827,810)

Software – (0.1)%
SS&C Technologies Holdings, Inc.	(56,094)	(1,575,120)

		(5,568,212)

Consumer Discretionary – (0.2)%
Automobiles – (0.1)%
Ferrari NV(a)	(26,174)	(1,071,302)

Media – (0.1)%
Discovery Communications, Inc. – Class A(a)	(16,014)	(404,033)
TEGNA, Inc.	(41,156)	(953,584)
Twenty-First Century Fox, Inc. – Class A	(17,537)	(474,376)

		(1,831,993)

		(2,903,295)

Financials – (0.1)%
Real Estate Investment Trusts (REITs) – (0.1)%
Iron Mountain, Inc.	(22,481)	(895,418)

Consumer Staples – (0.1)%
Food & Staples Retailing – (0.1)%
Walgreens Boots Alliance, Inc.	(9,346)	(778,242)

Health Care – (0.1)%
Pharmaceuticals – (0.1)%
Allergan PLC(a)	(3,247)	(750,349)

Total Common Stocks (proceeds $10,574,250)		(10,895,516)

Total Securities Sold Short (proceeds $68,196,690)		(68,725,619)

Total Investments, Net of Securities Sold Short – 94.1% (cost $1,062,175,606)		1,088,003,199
Other assets less liabilities – 5.9%		68,017,492

Net Assets – 100.0%		$1,156,020,691

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

16	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $718,545,864)	$744,902,386
Affiliated issuers (cost $411,826,432)	411,826,432
Deposit at broker for securities sold short	97,027,061
Foreign currencies, at value (cost $6)	6
Receivable for investment securities sold	51,861,432
Receivable for capital stock sold	2,283,620
Dividends and interest receivable	1,097,939

Total assets	1,308,998,876

Liabilities
Payable for investment securities purchased	73,048,661
Payable for securities sold short, at value (proceeds received $68,196,690)	68,725,619
Payable for capital stock redeemed	8,743,159
Advisory fee payable	1,583,693
Dividends payable	389,937
Distribution fee payable	168,678
Transfer Agent fee payable	26,224
Administrative fee payable	11,815
Accrued expenses and other liabilities	280,399

Total liabilities	152,978,185

Net Assets	$1,156,020,691

Composition of Net Assets
Capital stock, at par	$10,113
Additional paid-in capital	1,207,231,270
Accumulated net investment loss	(3,420,626)
Accumulated net realized loss on investment and foreign currency transactions	(73,627,441)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,827,375

$1,156,020,691

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$166,015,183	14,568,843	$11.40	*

C	$159,989,890	14,426,902	$11.09

Advisor	$816,563,632	70,960,325	$11.51

R	$697,582	61,714	$11.30

K	$30,807	2,702	$11.40

I	$12,723,597	1,104,683	$11.52

*	The maximum offering price per share for Class A shares was $11.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,974)	$18,404,534
Affiliated issuers	1,028,666
Interest	449
Securities lending income	6,719	$19,440,368

Expenses
Advisory fee (see Note B)	24,997,402
Distribution fee—Class A	571,524
Distribution fee—Class C	1,973,363
Distribution fee—Class R	3,210
Distribution fee—Class K	75
Transfer agency—Class A	194,025
Transfer agency—Class C	168,041
Transfer agency—Advisor Class	874,387
Transfer agency—Class R	385
Transfer agency—Class K	15
Transfer agency—Class I	3,130
Custodian	313,138
Registration fees	169,885
Printing	148,807
Administrative	47,677
Audit and tax	47,623
Legal	37,317
Directors’ fees	21,937
Miscellaneous	41,324

Total operating expenses (see Note B)	29,613,265
Dividend expense on securities sold short	2,407,050
Broker fee on securities sold short	752,650

Total expenses	32,772,965
Less: expenses waived and reimbursed by the Adviser (see Note B)	(64,774)

Net expenses		32,708,191

Net investment loss		(13,267,823)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(40,454,716)
Securities sold short		12,256,426
Futures		1,954,632
Foreign currency transactions		(1)
Net change in unrealized appreciation/depreciation of:
Investments		38,288,350
Securities sold short		(6,853,568)
Futures		68,002
Foreign currency denominated assets and liabilities		(4)

Net gain on investment and foreign currency transactions		5,259,121

Net Decrease in Net Assets from Operations		$(8,008,702)

See notes to financial statements.

18	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(13,267,823)	$(22,717,736)
Net realized gain (loss) on investment and foreign currency transactions	(26,243,659)	80,565,593
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	31,502,780	(32,881,634)

Net increase (decrease) in net assets from operations	(8,008,702)	24,966,223
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(7,196,224)	(14,568,321)
Class C	(6,719,845)	(9,588,949)
Advisor Class	(34,563,006)	(50,363,897)
Class R	(20,624)	(19,159)
Class K	(985)	(496)
Class I	(425,374)	(1,185,199)
Capital Stock Transactions
Net increase (decrease)	(540,525,969)	296,067,543

Total increase (decrease)	(597,460,729)	245,307,745
Net Assets
Beginning of period	1,753,481,420	1,508,173,675

End of period (including accumulated net investment loss of ($3,420,626) and $0, respectively)	$1,156,020,691	$1,753,481,420

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

20	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options

22	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$132,271,705		$	– 0	–	$	– 0	–	$132,271,705
Financials	131,206,127			– 0	–		– 0	–	131,206,127
Industrials	119,290,000			– 0	–		– 0	–	119,290,000
Health Care	106,446,638			– 0	–		– 0	–	106,446,638
Consumer Staples	79,332,033			– 0	–		– 0	–	79,332,033
Consumer Discretionary	76,203,043			– 0	–		933,269		77,136,312
Energy	53,097,877			– 0	–		– 0	–	53,097,877
Materials	17,215,323			– 0	–		– 0	–	17,215,323
Utilities	16,087,578			– 0	–		– 0	–	16,087,578
Telecommunication Services	9,457,900			– 0	–		– 0	–	9,457,900
Investment Companies	3,360,893			– 0	–		– 0	–	3,360,893
Short-Term Investments	411,826,432			– 0	–		– 0	–	411,826,432
Liabilities:
Investment Companies	(57,830,103)			– 0	–		– 0	–	(57,830,103)
Common Stocks(a)	(10,895,516)			– 0	–		– 0	–	(10,895,516)

Total Investments in Securities	1,087,069,930			– 0	–		933,269		1,088,003,199
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$1,087,069,930		$	– 0	–		$933,269		$1,088,003,199

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks			Total
Balance as of 06/30/15	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(16,925)			(16,925)
Purchases		950,194			950,194
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 6/30/16		$933,269			$933,269

Net change in unrealized appreciation/depreciation from investments held as of 6/30/16(a)		$(16,925)			$(16,925)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

24	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to October 31, 2014, the Expense Cap for Class A shares was 2.25% of average daily net assets. The Expense Caps will remain in effect until October 31, 2016 and then may be extended by the Advisor for additional one-year terms. For the year ended June 30, 2016, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2016, the reimbursement for such services amounted to $47,677.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $291,609 for the year ended June 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,459 from the sale of Class A shares and received $9,794 and $38,550 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the year ended June 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. For the year ended June 30, 2016, such

26	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

waiver amounted to $64,774. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended June 30, 2016 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2016 (000)	Dividend Income (000)
$557,854	$1,193,796	$1,339,824	$411,826	$1,028

Brokerage commissions paid on investment transactions for the year ended June 30, 2016 amounted to $3,760,128, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,070,849, $4,402 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2016, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$3,355,523,854	$3,801,991,593	$2,427,058,762	$2,647,028,271

AB SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Depreciation
Cost of Investments	Appre- ciation on Investments	Depre- ciation on Investments
$ 1,179,208,599	$33,031,617	$(55,511,398)	$(22,479,781)	$(8,950,330	)(a)	$(31,430,111)

(a)	Gross unrealized appreciation was $215,575 and gross unrealized depreciation was $(9,165,905), resulting in net unrealized depreciation of $(8,950,330).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less

28	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended June 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

AB SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

During the year ended June 30, 2016, the Fund held purchased options for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended June 30, 2016, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,954,632	$68,002

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(139,668)	41,239

Total		$1,814,964	$109,241

30	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended June 30, 2016:

Futures:
Average original value of sale contracts	$12,267,685	(a)
Purchased Options:
Average monthly cost	$266,140	(b)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for less than one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market prices at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

AB SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Fund, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of June 30, 2016, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $6,719 and $888 from the borrower, AB Exchange Reserves, for the year ended June 30, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the period July 1, 2015 to June 23, 2016 is as follows:

Market Value June 30, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 23, 2016 (000)
$	– 0	–	$9,013	$9,013	$	– 0	–

32	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2016	Year Ended June 30, 2015		Year Ended June 30, 2016	Year Ended June 30, 2015

Class A
Shares sold	3,980,888	13,310,399		$45,579,496	$160,069,495

Shares issued in reinvestment of distributions	512,108	1,041,586		5,832,905	12,186,561

Shares redeemed	(16,103,448)	(27,838,242)		(185,367,221)	(335,733,454)

Net decrease	(11,610,452)	(13,486,257)		$(133,954,820)	$(163,477,398)

Class C
Shares sold	1,541,834	8,312,666		$17,289,997	$98,821,362

Shares issued in reinvestment of distributions	551,643	749,816		6,139,797	8,637,876

Shares redeemed	(7,756,112)	(4,163,084)		(86,407,219)	(48,966,708)

Net increase (decrease)	(5,662,635)	4,899,398		$(62,977,425)	$58,492,530

Advisor Class
Shares sold	26,748,409	76,842,035		$309,059,528	$929,973,508

Shares issued in reinvestment of distributions	2,387,638	3,534,949		27,433,956	41,570,997

Shares redeemed	(58,473,392)	(46,723,229)		(669,940,124)	(560,389,782)

Net increase (decrease)	(29,337,345)	33,653,755		$(333,446,640)	$411,154,723

Class R
Shares sold	16,174	43,940		$180,055	$529,830

Shares issued in reinvestment of distributions	1,824	1,603		20,624	18,664

Shares redeemed	(10,163)	(1,653)		(116,471)	(19,673)

Net increase	7,835	43,890		$84,208	$528,821

Class K
Shares sold	87	1,562		$977	$18,512

Shares issued in reinvestment of distributions	53	– 0	–(a)	604	– 0	–(b)

Net increase	140	1,562		$1,581	$18,512

AB SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

Class I
Shares sold	2,300	1,777,272	$27,105	$21,352,083

Shares issued in reinvestment of distributions	36,036	56,898	414,423	669,121

Shares redeemed	(893,932)	(2,712,722)	(10,674,401)	(32,670,849)

Net decrease	(855,596)	(878,552)	$(10,232,873)	$(10,649,645)

(a)	Amount is less than one share.

(b)	Amount is less $0.50.

NOTE G

Risks Involved in Investing in the Fund

Short Sales Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies have limited product lines, markets or financial resources.

34	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$48,607,641	$75,726,021
Long-term capital gains	318,417	0

Total taxable distributions paid	$48,926,058	$75,726,021

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(19,790,363	)(a)
Unrealized appreciation/(depreciation)	(31,430,329	)(b)

Total accumulated earnings/(deficit)	$(51,220,692)

(a)

As of June 30, 2016, the Fund had deferred losses on unsettled short sales of $414,091. At June 30, 2016, the Fund had a qualified late-year ordinary loss deferral of $3,420,626, and a post-October long-term capital loss deferral of $15,955,646. These losses are deemed to arise on July 1, 2016.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

AB SELECT US LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the disallowance of net operating losses, the utilization of a net operating loss to offset capital gains, and tax reclassifications of earnings from short sales resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,					December 12, 2012(a) to June 30,
	2016		2015	2014		2013

Net asset value, beginning of period	$ 11.77		$ 12.12	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.11	)(c)	(.16)	(.10	)(d)	(.04	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.12		.31	1.47		.96

Net increase in net asset value from operations	.01		.15	1.37		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.40		$ 11.77	$ 12.12		$ 10.92

Total Return
Total investment return based on net asset value(e)	.02%		1.31%	12.55%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,015		$308,235	$480,571		$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.29%		2.27%	2.31%		2.34	%^
Expenses, before waivers/reimbursements(f)	2.30%		2.27%	2.36%		3.41	%^
Net investment loss	(.98	)%(c)	(1.34)%	(.88	)%(d)	(.94	)%(c)(d)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%		321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,				December 12, 2012(a) to June 30, 2013
	2016		2015	2014

Net asset value, beginning of period	$ 11.55		$ 11.99	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.19	)(c)	(.25)	(.19)	(.05	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.11		.31	1.47	.93

Net increase (decrease) in net asset value from operations	(.08)		.06	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.09		$ 11.55	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	(.78)%		.56%	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,990		$232,110	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.05%		3.04%	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)	3.06%		3.04%	3.06%	3.53	%^
Net investment loss	(1.73	)%(c)	(2.09)%	(1.64)%	(1.62	)%(c)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%	321%

See footnote summary on page 43.

38	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30,				December 12, 2012(a) to June 30, 2013
	2016		2015	2014

Net asset value, beginning of period	$ 11.86		$ 12.17	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.08	)(c)	(.13)	(.07)	(.02	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.11		.32	1.47	.96

Net increase in net asset value from operations	.03		.19	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.51		$ 11.86	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	.27%		1.56%	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$816,563		$1,189,226	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%		2.04%	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)	2.06%		2.04%	2.06%	2.90	%^
Net investment loss	(.73	)%(c)	(1.09)%	(.63)%	(.60	)%(c)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%	321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30,				December 12, 2012(a) to June 30, 2013
	2016		2015	2014

Net asset value, beginning of period	$ 11.70		$ 12.07	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.14	)(c)	(.18)	(.13)	(.05	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.12		.31	1.46	.96

Net increase (decrease) in net asset value from operations	(.02)		.13	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.30		$ 11.70	$ 12.07	$ 10.91

Total Return
Total investment return based on net asset value(e)	(.25)%		1.15%	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$698		$630	$121	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.54%		2.57%	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)	2.55%		2.57%	2.56%	4.30	%^
Net investment loss	(1.20	)%(c)	(1.55)%	(1.12)%	(1.06	)%(c)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%	282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%	321%

See footnote summary on page 43.

40	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30,					December 12, 2012(a) to June 30, 2013
	2016		2015	2014

Net asset value, beginning of period	$ 11.78		$ 12.11	$ 10.92		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.11	)(c)	(.16)	(.12	)(c)	(.06	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.11		.33	1.48		.98

Net increase in net asset value from operations	– 0	–	.17	1.36		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.40		$ 11.78	$ 12.11		$ 10.92

Total Return
Total investment return based on net asset value(e)	.01%		1.40%	12.46%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31		$30	$12		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.27%		2.31%	2.31%		2.28	%^
Expenses, before waivers/reimbursements(f)	2.28%		2.31%	2.33%		4.59	%^
Net investment loss	(.94	)%(c)	(1.33)%	(.99	)%(c)	(.95	)%(c)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%		321%

See footnote summary on page 43.

AB SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,					December 12, 2012(a) to June 30, 2013
	2016		2015	2014

Net asset value, beginning of period	$ 11.86		$ 12.16	$ 10.93		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.08	)(c)	(.12)	(.08	)(c)	(.04	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	.12		.32	1.48		.97

Net increase in net asset value from operations	.04		.20	1.40		.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.38)		(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.52		$ 11.86	$ 12.16		$ 10.93

Total Return
Total investment return based on net asset value(e)	.27%		1.73%	12.81%		9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,724		$23,250	$34,519		$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.97%		1.97%	2.07%		2.02	%^
Expenses, before waivers/reimbursements(f)	1.98%		1.97%	2.09%		4.32	%^
Net investment loss	(.67	)%(c)	(1.03)%	(.71	)%(c)	(.70	)%(c)^
Portfolio turnover rate (excluding securities sold short)	329%		535%	581%		282%
Portfolio turnover rate (including securities sold short)	519%		718%	673%		321%

See footnote summary on page 43.

42	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude non-operating expenses:

	Year Ended June 30,			December 12, 2012(a) to June 30, 2013
	2016	2015	2014

Class A
Net of waivers/reimbursements	2.09%	2.09%	2.17%	2.25	%^
Before waivers/reimbursements	2.09%	2.09%	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.84%	2.85%	2.92%	2.95	%^
Before waivers/reimbursements	2.84%	2.85%	2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.84%	1.85%	1.92%	1.95	%^
Before waivers/reimbursements	1.84%	1.85%	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.32%	2.34%	2.44%	2.45	%^
Before waivers/reimbursements	2.32%	2.34%	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	2.05%	2.07%	2.19%	2.20	%^
Before waivers/reimbursements	2.05%	2.07%	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.77%	1.78%	1.95%	1.95	%^
Before waivers/reimbursements	1.77%	1.78%	1.97%	4.24	%^

^	Annualized.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Cap Fund, Inc. and Shareholders of

AB Select US Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Select US Long/Short Portfolio (the “Fund”), one of the funds constituting the AB Cap Fund, Inc., as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 12, 2012 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Select US Long/Short Portfolio, one of the funds constituting the AB Cap Fund, Inc., at June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period December 12, 2012 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2016

44	• AB SELECT US LONG/SHORT PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2016. For corporate shareholders, 15.21% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2016, the Fund designates $16,571,194 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB SELECT US LONG/SHORT PORTFOLIO •	45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Anthony Nappo(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Messrs. Kurt A. Feuerman and Anthony Nappo.

46	• AB SELECT US LONG/SHORT PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2012)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB SELECT US LONG/SHORT PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., # 74 (2012)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (2012)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

48	• AB SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2012)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., #, 83 (2012)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB SELECT US LONG/SHORT PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2012)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108

Nancy P. Jacklin, # 68 (2012)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman at the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

50	• AB SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

AB SELECT US LONG/SHORT PORTFOLIO •	51

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2012)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

52	• AB SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB SELECT US LONG/SHORT PORTFOLIO •	53

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader of Caxton Associates LP, since prior to 2011.

Anthony Nappo 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2011. Prior thereto, he was a portfolio manager at Surveyor Capital, a group within Citadel LLC, and managed a long/short healthcare portfolio as well as a team of analysts, since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

54	• AB SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB SELECT US LONG/SHORT PORTFOLIO •	55

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

56	• AB SELECT US LONG/SHORT PORTFOLIO

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised

AB SELECT US LONG/SHORT PORTFOLIO •	57

fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of

58	• AB SELECT US LONG/SHORT PORTFOLIO

it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

AB SELECT US LONG/SHORT PORTFOLIO •	59

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

60	• AB SELECT US LONG/SHORT PORTFOLIO

Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Portfolio’s net assets on March 31, 2016.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Select US Long/Short Portfolio	1.70% on 1st $2.5 billion 1.60% on the balance	$1,306.8

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $58,038 (0.003% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. It should be noted that all shares classes of the Portfolio were operating below their expense caps;

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG: however, the Portfolio was not in existence at the time of the settlement, and does not follow the fee schedules established at that time.

AB SELECT US LONG/SHORT PORTFOLIO •	61

accordingly, the expense limitation undertakings of those share classes were of no effect. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Select US Long/Short Portfolio[7]	Advisor Class A Class C Class R Class K Class I	1.95 2.20 2.95 2.45 2.20 1.95	% % % % % %	1.83 2.08 2.83 2.31 2.05 1.77	% % % % % %	June 30 (ratios as of December 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from

5	Semi-annual total expense ratios are unaudited.

6	Annualized

7	The Portfolio’s current fiscal year exposure to ETFs is 0.17% of the Portfolio’s average net assets. The Portfolio’s underlying expense ratio related to the ETF holdings is less than 0.0001%.

62	• AB SELECT US LONG/SHORT PORTFOLIO

inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on March 31, 2016 net assets.9

Portfolio	Net Assets 3/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Long/Short Portfolio	$1,306.8	Select US Equity Long/Short 1.00% (flat fee plus 20% of high water mark) Minimum account size: $100m	1.490%[10]	1.700%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Select Absolute Alpha Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The fee shown reflects actual 2015 data provided by the Adviser, of which 1.00% is attributable to the base fee and 0.49% in performance incentive fee, which is based on net capital appreciation. During 2015, the institutional mandate underperformed, on a gross of fees basis, its benchmark, the S&P 500 Stock Index, by 0.57%.

AB SELECT US LONG/SHORT PORTFOLIO •	63

Portfolio	Luxembourg Fund	Fee[11]
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio
	Class A	1.80% plus 20% of the excess return subject to high watermark[12]

	Class I	1.00% plus 20% of the excess return subject to high watermark[12]

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13, 14 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

12	During Select Absolute Alpha’s most recent semi-annual period, Class A and Class I shares of the Luxembourg fund paid the Adviser 0.45% in incentive fees, in addition to the 1.80% and 1.00% base fee, respectively for each share class.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

64	• AB SELECT US LONG/SHORT PORTFOLIO

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
Select US Long/Short Portfolio	1.700	1.500	8/11

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18

Portfolio	Total Exp. Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Select US Long/Short Portfolio	2.096	1.861	9/11	1.794	32/43

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

AB SELECT US LONG/SHORT PORTFOLIO •	65

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2015 relative to 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $76,326, $3,153,907 and $85,183 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $331,471 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), nor its

66	• AB SELECT US LONG/SHORT PORTFOLIO

U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.20,21 The independent consultant first reiterated the results of his previous

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

AB SELECT US LONG/SHORT PORTFOLIO •	67

two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 and 3 year performance returns and rankings23 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended February 29, 2016.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Select US Long/Short Portfolio
1 year	-5.78	-7.36	-7.36	4/11	26/69
3 year	4.68	1.76	3.05	1/9	13/37

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

68	• AB SELECT US LONG/SHORT PORTFOLIO

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

		Periods Ending February 29, 2016 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Select US Long/Short Portfolio	-5.78	4.68	5.70	6.72	0.70	3
S&P 500 Index	-6.19	10.75	12.16	10.79	0.98	3
Inception Date: December 12, 2012

CONCLUSION:

The Senior Officer recommended that the Directors consider discussing with the Adviser possible actions to reduce the Portfolio’s advisory fees and total expenses. The Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2016.

28	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB SELECT US LONG/SHORT PORTFOLIO •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

70	• AB SELECT US LONG/SHORT PORTFOLIO

AB Family of Funds

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	71

NOTES

72	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	73

NOTES

74	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	75

NOTES

76	• AB SELECT US LONG/SHORT PORTFOLIO

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0151-0616

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit—Related Fees	Tax Fees
AB Emerging Markets Growth	2015	$30,546	$—	$2,283
	2016	$41,926	$—	$21,888
AB Select US Equity	2015	$30,978	$42	$17,044
	2016	$31,889	$15	$20,816
AB Select US Long/Short	2015	$35,067	$—	$21,888
	2016	$36,098	$62	$16,618
AB Concentrated Growth	2015	$20,606	$25	$14,844
	2016	$21,212	$17	$18,481
AB Concentrated International Growth	2015	$18,750	$—	$11,245
	2016	$25,735	$—	$15,619
AB Global Core Equity	2015	$30,546	$—	$2,283
	2016	$41,926	$8	$19,459
AB Emerging Market Core	2015	$—	$—	$—
	2016	$31,444	$—	$6,339
AB International Strategic Core	2015	$—	$—	$—
	2016	$31,746	$—	$15,208

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Markets Growth	2015	$420,533	$2,283
			$—
			$(2,283)
	2016	$492,018	$21,888
			$—
			$(21,888)
AB Select US Equity	2015	$435,294	$17,044
			$—
			$(17,044)
	2016	$490,946	$20,816
			$—
			$(20,816)
AB Select US Long/Short	2015	$440,138	$21,888
			$—
			$(21,888)
	2016	$486,748	$16,618
			$—
			$(16,618)
AB Concentrated Growth	2015	$433,094	$14,844
			$—
			$(14,844)
	2016	$488,611	$18,481
			$—
			$(18,481)
AB Concentrated International Growth	2015	$429,495	$11,245
			$—
			$(11,245)
	2016	$485,749	$15,619
			$—
			$(15,619)
AB Global Core Equity	2015	$420,533	$2,283
			$—
			$(2,283)
	2016	$489,589	$19,459
			$—
			$(19,459)
AB Emerging Market Core	2015	$—	$—
			$—
			$—
	2016	$476,469	$6,339
			$—
			$(6,339)
AB International Strategic Core	2015	$—	$—
			$—
			$—
	2016	$485,338	$15,208
			$—
			$(15,208)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 29, 2016